Exhibit 10.71

GROUND LEASE AGREEMENT

THIS GROUND LEASE AGREEMENT (“Lease”) is made and entered into to be effective as of April 7, 2009 (the “Effective Date”) by and between Apple Nine Ventures Ownership, Inc., a Virginia corporation (“Landlord”) and Chesapeake Operating, Inc., an Oklahoma corporation (“Tenant”).

W I T N E S S E T H:

Landlord, in consideration of the rent to be paid and the covenants and agreements hereinafter set forth to be kept and performed by Tenant, does hereby LEASE, LET, RENT and DEMISE unto Tenant, and Tenant does hereby RENT and TAKE from Landlord, for the purposes and on the terms and conditions herein set forth, those certain tracts of land located in Tarrant, Johnson, Dallas and Ellis Counties, Texas, each as more particularly described on Exhibit “A” attached hereto (each such tract being individually referred to herein as a “Site” and collectively, all Sites being referred to herein as the “Land”), together with all improvements now or hereafter located on the Land and all the rights, privileges and appurtenances in anyway belonging to the Land including, without limitation, all rights of Landlord in and to the subsurface of the Land (collectively the “Leased Premises”). Landlord and Tenant acknowledge that the description of some of the Sites set forth on Exhibit “A” includes certain easement estates benefiting such Sites (the “Access Easements”), and that any listed easement estate which benefits or connects to any Site shall be deemed a part of such Site for all purposes under this Lease.

1. Term. This Lease shall be for an initial term (“Initial Term”) beginning on the Effective Date and terminating on April 6, 2049, unless earlier terminated as provided below. Unless earlier terminated as provided below, at the natural expiration of the Initial Term the Lease shall automatically be extended upon all the same terms and conditions of the Lease for up to five (5) additional consecutive five (5) year periods (each, an “Extended Term”); provided, however, that Tenant may terminate this Lease as to one or more Sites (on a Site-by-Site basis) effective as of the end of the Initial Term or any Extended Term by providing written notice to Landlord of its desire to terminate the Lease as to one or more of the Sites on or before thirty (30) days prior to the end of either the Initial Term or the then current Extended Term. As used herein, “Term” means the Initial Term and all applicable Extended Terms prior to the expiration of this Lease. As used herein, “Lease Year” shall have the following meaning: (a) Lease Year 1 shall refer to that period commencing on the Effective Date and ending on April 6, 2010, and (b) Lease Years subsequent to Lease Year 1 shall refer to any period of one year during the Term commencing on April 7, 2010, and each subsequent anniversary thereof. Further, notwithstanding anything to the contrary, if, upon the scheduled expiration of the fifth five-year Extended Term, any mineral operations (as defined below) are being conducted upon any of the Site(s), unless earlier terminated as provided above, the Term shall be deemed automatically extended as to such Site(s) for additional consecutive Extended Terms of one (1) year each for so long as such mineral operations are conducted upon said Site(s) with no cessation for more than one hundred and twenty (120) consecutive days; provided that the annual Base Rental (prorated for any partial year) during any such automatic one-year Extended Term shall be an amount equal to the annual Base Rental provided for Lease Year 65 below. As used herein, “mineral operations” shall mean operations for or related to any of the following: drilling, testing, completing, reworking, recompleting, deepening, plugging back or repairing of a well in search for or in an endeavor to obtain production of oil, gas, or other minerals, or production of oil, gas or other minerals, whether or not in paying quantities (including, without limitation, any period during which a well is “shut-in” pursuant to an existing mineral lease burdening the Site or other lands).

2. Base Rental.

(a) As base rental (“Base Rental”) for the lease of the Leased Premises, Tenant shall pay to Landlord without deduction, set-off, prior notice, or demand, Base Rental, accruing from the Effective Date and payable monthly in advance on or before the first day of each month in the amounts set forth in Section 2(b) below. Notwithstanding anything to the contrary herein, if the first or last month in which any Site is included as part of the Leased Premises is not a full calendar month, then Tenant’s Base Rental obligation as to such Site during such partial month shall be equal to the number of days in the partial month for which Tenant has a rent obligation as to such Site divided by the total number of days in such month and then multiplied by the applicable monthly per-Site Base Rental amount as set forth in Section 2(b) below.

(b) The annual and monthly Base Rental amounts shall be as set forth in the following table; provided that if the number of Sites subject to this Lease increases or decreases at any time, the amount of Base Rental due pursuant to this Lease shall also increase or decrease, as applicable, based on the per-Site amounts set forth on the schedule attached as Exhibit “C”, with any change being calculated from the actual date on which Sites are added or deleted as part of the Leased Premises.

	Annual	Monthly
Lease Years 1 -5	$15,458,400	$1,288,200
Lease Years 6 - 10	$17,004,240	$1,417,020
Lease Years 11 - 15	$18,704,664	$1,558,722
Lease Years 16 - 20	$20,575,130.40	$1,714,594.20
Lease Years 21 - 25	$22,632,643.44	$1,886,053.62
Lease Years 26 - 30	$24,895,907.78	$2,074,658.98
Lease Years 31 - 40	$27,385,498.56	$2,282,124.88
Lease Years 41 - 65 (if applicable)	As provided in Section 2(d) below
Lease Years 66 and later (if applicable)	As provided in Section 1 above

(c) The first payment of Base Rental is due on the Effective Date, and subsequent payments of Base Rental are due on the first day of each subsequent calendar month throughout the Term. All Base Rental is due and payable in lawful money of the United States and is payable to Landlord at 814 E. Main St., Richmond, VA 23219. Any installments of Base Rental and any other sums payable by Tenant to Landlord under this Lease that remain unpaid for more than thirty (30) days after the date due will bear interest at an annual interest rate of nine percent (9%) commencing on the date due and continuing until paid.

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(d) If the Term is extended beyond Lease Year 40 pursuant to Section 1 above, the Base Rental payable during the first year of each such Extended Term shall be the prevailing fair market rental for comparable leaseholds, taking into account all relevant factors, for similar properties (“Fair Market Rent”) as mutually determined by the parties. Following the first year of such Extended Term, the Base Rental payable during the remainder of such Extended Term shall increase by two percent (2%) on each anniversary of the first day of such Extended Term. In the event the parties are unable to mutually agree upon the Fair Market Rent within twenty (20) days prior to the natural expiration of the then current Term, the Fair Market Rent for the Extended Term in question shall be determined as follows:

(i) Within ten (10) days prior to the expiration of the then current Term, Landlord and Tenant shall each appoint an appraiser. Any appraiser appointed hereunder (whether by a party hereto or by an appraiser so appointed, as hereinafter provided) shall be impartial, have an office in Dallas or Tarrant County, shall have at least ten (10) years’ experience as a real estate appraiser of properties similar to the Leased Premises in the Dallas or Tarrant County area (or shall have at least ten (10) years’ experience in leasing properties similar to the Leased Premises in the Dallas or Tarrant area), and shall be a member of the American Institute of Real Estate Appraisers or a successor or similar organization of recognized national standing, some of whose members are frequently employed for appraisal purposes by federal or state governments. The two appraisers appointed shall meet promptly and attempt to agree on a determination of the Fair Market Rent for the Extended Term in question. The determination of Fair Market Rent by the two appraisers, if they agree, shall be binding on Landlord and Tenant. If the Fair Market Rent determinations of the two appraisers differ by an amount equal to or less than five percent (5%) of the higher of the two determinations of Fair Market Rent, then the Fair Market Rent shall be equal to the arithmetic mean of the two determinations.

(ii) If the two appraisers cannot agree upon the Fair Market Rent for the Extended Term in question within ten (10) days following their appointment, or if their determinations of Fair Market Rent differ by more than five percent (5%) of the higher of the two determinations of Fair Market Rent, then the two appointees shall select a third appraiser, but if they are unable to agree on a third appraiser within five (5) days, then each appraiser shall select the names of two willing persons qualified to be appraisers hereunder and from the four persons so named, one name shall be drawn by lot by a representative of Tenant in the presence of a representative of Landlord, and the person whose name is so drawn shall be the third appraiser. If either of the first two appraisers fails to select the names of two willing, qualified appraisers and to cooperate with the other appraiser so that a third appraiser can be selected by lot, as aforesaid, the third appraiser shall be selected by lot from the two appraisers which were selected by the other appraiser for the drawing. The three appraisers so selected shall confer and immediately proceed to determine the Fair Market Rent for the Extended Term in question. If the three appraisers fail to agree on such Fair Market Rent within ten (10) days after the appointment of the third appraiser, the average of the two determinations of Fair Market Rent which are closer to each other than the third determination of Fair Market Rent shall be the Fair Market Rent for the Extended Term in question.

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(iii) The appraisers selected hereunder shall deliver a signed written report of their appraisal, or the average of the two closer appraisals, as the case may be, to Tenant and Landlord. The fee of the appraiser initially selected by Tenant shall be paid by Tenant, the fee of the appraiser initially selected by Landlord shall be paid by Landlord, and the fee of any third appraiser and any expenses reasonably incident to the appraisal (except attorneys’ fees, which shall be borne by the party incurring the same) shall be shared equally by Tenant and Landlord. Any vacancy in the office of the appraiser appointed by Tenant shall be filled by Tenant, any vacancy in the office of the appraiser appointed by Landlord shall be filled by Landlord, and any vacancy in the office of the third appraiser shall be filled by the first two appraisers in the manner specified above for the selection of a third appraiser.

(iv) If appraisal proceedings are initiated as provided above in order to determine the Fair Market Rent which is applicable to the Extended Term in question, the decision and award of the appraisers as to such Fair Market Rent shall be final, conclusive, and binding on the parties, absent settlement by agreement of the parties prior to the rendering by the appraisers of any such decision and award. If the Fair Market Rent is not finally determined prior to the commencement of the Extended Term in question, Tenant shall pay Base Rental based upon Base Rental theretofore in effect under this Lease until the final determination of the Fair Market Rent for the Extended Term in question occurs as provided above. If the final determination of such Fair Market Rent is different from the amount paid by Tenant, Tenant shall promptly pay to Landlord any deficiency in Base Rental or Landlord shall promptly pay to Tenant any overpayment of Base Rental from the commencement of the Extended Term in question until such final determination.

3. Independent Covenants. The obligations of Tenant hereunder shall be separate and independent covenants and agreements, the Base Rental and all other sums payable by Tenant hereunder shall continue to be payable in all events and the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been abated, terminated, or modified pursuant to a provision of this Lease.

4. Net Lease. This Lease shall be deemed and construed to be a “net lease,” and the Tenant shall pay to the Landlord the rental and the payments hereunder without abatement, deduction or offset, and under no circumstances or conditions, whether now existing or hereafter arising, or whether or not beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as herein otherwise expressly set forth.

5. Condition of Leased Premises. Tenant hereby accepts the Leased Premises from Landlord in its “AS IS”, “WHERE IS” condition without any representation or warranty, expressed or implied, by Landlord, and with all faults. The execution of this Lease by Tenant shall be prima facie evidence that Tenant has inspected the Leased Premises and is thoroughly

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familiar with its condition, and Tenant hereby accepts the Leased Premises as being in good and satisfactory condition and suitable for Tenant’s intended purposes. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LANDLORD OF, AND TENANT DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

6. Use of Leased Premises. Tenant may use the Leased Premises including, without limitation, the subsurface thereof, for any legal activities it so chooses, including, without limitation, use as a drilling pad site, salt water disposal facility, processing facility, compressor station, treating facility, and/or storage yard (the “Permitted Use”). Tenant, and its contractors subcontractors, licensees, investees and sublessees, will comply with all applicable laws, ordinances, rules and regulations in connection with Tenant’s use of the Leased Premises (“Laws”). The parties acknowledge that it is the present intent of the parties that, during the Initial Term, Tenant use the Sites, rather than other properties adjoining the Sites the surface estates of which are owned by Tenant (each, with respect to the Site it adjoins, an “Adjoining Property”), for the location of Tenant’s well heads in connection with its drilling operations; accordingly, in the event that Tenant desires to drill upon any Adjoining Property and has not yet drilled on the applicable Site, Tenant shall notify Landlord thereof, whereupon, Tenant shall convey such alternate drill site on the Adjoining Property (“Alternate Site”) to Landlord, Landlord shall convey the Site upon which Tenant has elected not to drill to Tenant, and this Lease shall be amended to delete the Site from, and include the Alternate Site in, the definition of the term “Leased Premises.” Provided however, to the extent Tenant has commenced any operations (including, without limitation, planning, permitting, construction, or drilling) on any Adjoining Properties on or prior to the date hereof, Tenant may continue the same without regard to the foregoing.

7. Utilities. Commencing on the Effective Date, Tenant covenants and agrees to (a) place all billings for Utilities in Tenant’s name and (b) pay fully and promptly all Utility charges billed, if any, for each and every month in the Term. If the beginning or ending of the Term shall fall on any day other than the first or last day of the month, respectively, such amount owed will be adjusted on a pro rata basis. As used herein, the term “Utilities” shall mean all electricity, gas, water, and other utilities furnished to or for the benefit of the Leased Premises.

8. Taxes and Insurance Premiums.

(a) Tenant shall pay as the same become due and payable, and in any event prior to the date on which the same become delinquent, all real estate taxes, ad valorem taxes, paving assessments, sewer, water and other utility charges or assessments and any other tax, charge or assessment, general or special, of any kind whatsoever (“Taxes”) which may be levied, charged, confirmed, imposed or assessed by any taxing or assessing authority against the Leased Premises or any part thereof or any improvements thereto or streets adjacent thereto during the Term, provided that all Taxes which are levied on an annual basis shall be prorated between Landlord and Tenant for the year in which this Lease commences and terminates. Tenant shall be responsible for any and all rollback or similar taxes which may be levied against the Leased

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Premises regardless of the time period for which the rollback tax applies. Tenant is not required to pay or reimburse Landlord for (i) any capital levy, income tax, or profits or margin tax of Landlord, or any similar tax imposed by the State of Texas or any other political or taxing authority, or (ii) any estate, inheritance, transfer, gift, or other tax which may be imposed upon any transfer of Landlord’s interest in the Leased Premises or the Base Rental. Tenant will provide Landlord with proof of payment of all Taxes within sixty (60) days after payment thereof.

(b) Tenant shall pay on or before the date on which the same are due, all insurance premiums and other charges upon the insurance coverages which Tenant is required to maintain in force hereunder and all fees and other amounts due under any licenses, permits and similar documents relating to the Leased Premises.

(c) Landlord agrees that Tenant shall have the right to contest the amount or legality of any Tax which it is obligated to pay under the terms of this Lease and make application for the reduction thereof or of any assessment upon which the same may be based; and Landlord agrees at the request of Tenant to execute or join in the execution of any instrument or document necessary in connection with such contest or application (including, without limitation, Comptroller of Public Accounts Form 50-162-1, “Appointment of Agent for Property Taxes”) provided Landlord does not thereby incur any liability (contingent or otherwise) and Landlord’s title to the Leased Premises is not thereby placed in jeopardy. Tenant shall in all events pay all such contested Taxes (together with all penalties, fines, interest and such other fees and amounts) at least thirty (30) days prior to the date on which the Leased Premises (or any portion thereof) are scheduled for any unstayed foreclosure on account of nonpayment thereof. Additionally, notwithstanding anything to the contrary, Tenant shall have the right to execute one or more agricultural leases or subleases covering all or any portion of any Site, authorizing the tenants or subtenants thereunder to perform grazing, farming or other agricultural activities on such Sites, provided, in each case, such lease may be terminated upon no more than one-years’ notice at no cost to Landlord.

9. Improvements. Landlord agrees that Tenant shall have the exclusive right to, and may from time to time, at its sole cost and expense: (i) make, erect, place and construct on all or any part of the Leased Premises (including, without limitation, the subsurface thereof) such buildings, structures and other improvements and fixtures as Tenant may deem necessary or convenient in connection with the Permitted Use of the Leased Premises including, without limitation, subsurface wellbores; and (ii) make such alterations, demolitions, additions, modifications, and changes, structural or otherwise, in any and all such improvements and fixtures on the Leased Premises (including, without limitation, the subsurface thereof) as it deems necessary or desirable in connection with the Permitted Use. Tenant shall have the right to remove any improvements, fixtures and equipment (including, without limitation, well casings) remaining on or under any Site at any time during this Lease and for a period ending six (6) months after the expiration of the Term as to such Site; provided, however, that upon written notice from Landlord, Tenant shall remove any such improvements within said 6-month period (or longer as may be reasonably necessary to comply with applicable Laws) and return the Site to dressed dirt condition and as otherwise required pursuant to applicable Laws. Any improvements remaining on such Site thereafter (with the exception only of movable trade

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fixtures, furniture, and other movable personal property) will be considered improvements to and become a part of the real estate of the Landlord, and the Tenant shall not have the obligation to remove the same nor to restore such Site to its original condition. Notwithstanding the above, Tenant will comply with all Laws regulating cessation of oil and gas operations, plugging and abandoning oil and gas wells and restoration of the Site. Tenant covenants that any improvement erected by it and all alterations, additions and changes made by it in such improvements will be done, erected or made in a good and workmanlike manner. Tenant shall have no right, power or authority to create, cause or allow any lien of any kind against the fee title of Landlord in and to the Leased Premises. Nothing in this Lease shall be deemed in any way (i) to constitute Landlord’s consent or request, express or implied, that any contractor, subcontractor, laborer or materialman provide any labor or materials for any alteration, addition, improvement or repair to any or all of the Leased Premises, or (ii) to give Tenant any right, power or authority to contract for or permit to be furnished any service or materials, if doing so would give rise to the filing of any mechanics’ or materialman’s lien against any or all of Landlord’s fee estate in the Land, or (iii) to evidence Landlord’s consent that Landlord’s fee estate in the Land be subjected to any such lien. If any third party files notice of such a lien against the fee title of Landlord for work or materials provided to or for Tenant, Tenant shall cause same to be discharged by payment or bonding within thirty (30) days after Tenant’s receipt of written notice of such filing from Landlord. Subject to the foregoing, on the last day of the Term as to any Site, or upon the earlier termination of this Lease as to any Site, Tenant shall leave, surrender and yield to Landlord such Site in good order and repair, reasonable wear and tear excepted.

10. Permits and Cooperation. Landlord shall reasonably cooperate with Tenant generally as necessary in connection with Tenant’s Permitted Use on the Leased Premises, but at no liability or unreimbursed expense to Landlord. Without limiting the generality of the foregoing, in the event that the joinder, consent or approval of Landlord is necessary or desirable in connection with Tenant’s Permitted Use or is required or requested by a common carrier, utility provider, governmental authority or other third party in connection with the issuance of any governmental or other approval, permit or license, any plat, zoning change, dedication, waiver or other document, or for any utility, service or other easement across the Leased Premises, then Landlord agrees to execute and return same to Tenant within fifteen (15) days after Landlord’s receipt of a written request from Tenant, provided Landlord shall not thereby incur any liability or unreimbursed expense in connection therewith. Notwithstanding the above, any plat, replat, zoning change, dedication, or easement beyond that reasonably necessary for Tenant’s Permitted Use and surviving the termination of this Lease, will require Landlord’s prior written consent not be unreasonably withheld or delayed. Landlord hereby consents to the placement and drilling of one or more oil, natural gas, salt water disposal, or other wells at any location on the Leased Premises, regardless of the proximity of such wells to any structure or use on or nearby the Leased Premises. This consent and waiver shall be a covenant running with the Leased Premises, and Landlord specifically hereby additionally agrees to execute, at no cost to Landlord, any high impact gas well waiver or consent, as such may be styled or titled in the future, or any other necessary waiver or consent pursuant to any statute, regulation, ordinance or other requirement of any state, municipality, county, regulatory agency or other governmental or quasi-governmental entity, which may be necessary or convenient in connection with Tenant’s pursuit of a permit to drill an oil, gas or other wells on the Leased Premises.

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11. Repairs. Tenant shall maintain the Leased Premises and all improvements thereon in a good state of repair and condition. Any and all repairs to the Leased Premises shall be made at the expense of Tenant.

12. Signs. Landlord, at its sole cost and expense, shall have the right to place a placard-type sign on all or any of the Sites identifying Landlord as the owner of such Sites; provided, however, that Landlord may only do so after obtaining Tenant’s written approval of the location, size and information contained on any Landlord sign, which approval will not be unreasonably withheld, conditioned, or delayed. Landlord signs must comply with all applicable laws, regulations, ordinances and other governmental requirements, and shall not in any way hinder or interfere with Tenant’s operations on the Sites.

13. Right of Entry. No more than once per year, upon reasonable prior notice to Tenant (or at any time and from time to time without notice if Tenant is in default beyond any applicable cure period hereunder), and subject to Tenant’s reasonable rules and procedures involving entry to its operating sites (including, without limitation, the execution by entering parties of any waivers reasonably requested by Tenant, and the provision by entering parties of commercially reasonable insurance and corresponding indemnities), Landlord shall have the right to enter the Leased Premises for the purpose of confirming Tenant’s compliance with the terms hereof (which may include test borings of the ground and chemical analyses of the air, soil, water, and waste discharges). Notwithstanding anything to the contrary, all such entry shall be coordinated through Tenant and may not interfere with Tenant’s operations on the Leased Premises.

14. Information to be Provided. Within sixty (60) days following the written request of Landlord (but not more than once per year) or at any time while Tenant is in default beyond any applicable cure period hereunder pursuant to this Section 14, Tenant shall provide to Landlord (a) a complete copy (including exhibits and attachments) of any reports or notices required by any environmental law during the preceding calendar year, and which are not legally privileged, made confidential by applicable law, or protected as trade secrets, regarding (i) alleged failure to comply with any Law and/or (ii) the release of any Hazardous Material, and/or solid waste, in, on, or into the environment in violation of any applicable Laws, arising out of the past or present operations at or use of the Leased Premises by Tenant or any party under Tenant’s direction and control; (b) a then current list of all API numbers for wells drilled upon any portion of the Leased Premises; and (c) a copy of any environmental assessments of any portion of the Leased Premises performed by or for Tenant during the previous calendar year.

15. Response and Compliance Actions. If any portion of the Leased Premises or any off-site property is or becomes contaminated or otherwise damaged or injured, as a result of a release of solid waste or Hazardous Material in violation of Laws on, at, or from the Leased Premises by Tenant or by its affiliates, employees, agents, contractors, sublessees, or any other party under Tenant’s direction and control, then Tenant shall (i) notify Landlord of such contamination or damage upon Tenant’s discovery of such contamination or damage, (ii) promptly take reasonable actions to control any such release or contamination, and (iii) promptly take all reasonable actions necessary or required under Laws to mitigate any immediate threat to human health or the environment. Tenant shall thereafter undertake any further repairs or corrective actions, in a timely manner and in full compliance with Laws, as are necessary to remove or remediate contamination in accordance with Laws.

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16. Insurance, Indemnity, and Waiver of Subrogation.

(a) Tenant shall carry, at all times while this Lease is in force, insurance required by applicable law and consistent with prudent industry standards, including broad form blanket contractual liability coverage and a waiver of subrogation to claims against Landlord. Said insurance shall specifically include, but not be limited to, the following:

i. WORKER’S COMPENSATION INSURANCE: covering all employees engaged in operations on the lands subject to this Lease in compliance with the laws of the State of Texas and EMPLOYER’S LIABILITY INSURANCE of not less than $100,000.00 for injuries to or death of more than one employee resulting from any one accident;

ii. GENERAL PUBLIC LIABILITY AND PROPERTY DAMAGE: in connection with all operations conducted hereunder, combined single limit of $1,000,000.00 per occurrence, $2,000,000.00 aggregate. Provided further, that such property damage insurance shall not exclude liability for loss of or damage to property on or above the surface of the earth arising from a blowout or cratering of a gas or oil well;

iii. AUTOMOBILE PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE: in connection with all operations conducted hereunder (including coverage on owned and non-owned automotive equipment) with bodily injury or death limit and damage property of not less than combined single limit of $1,000,000.00 per occurrence, $2,000,000.00 aggregate; and

iv. Umbrella coverage in the amount of at least $5,000,000.00.

v. Environmental pollution liability coverage, as follows:

(1) Tenant shall purchase and maintain in force, from the date of executing this Lease until such time as any well(s) drilled on the Leased Premises is/are plugged and abandoned in accordance with Texas Railroad Commission rules and regulations, insurance for environmental pollution liability applicable to bodily injury, property damage, including loss of use of damaged property or of property that has not been physically injured or destroyed; cleanup costs; and defense, including costs and expenses incurred in the investigation, defense or settlement of claims; all in connection with any loss arising from the insured site. Coverage shall be maintained in an amount of at least Five Million Dollars ($5,000,000.00) per loss, with an annual aggregate of at least Five Million Dollars ($5,000,000.00).

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(2) Coverage shall apply not only to sudden and accidental pollution conditions resulting from the escape or release of smoke, vapors, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste material or other irritants, contaminants or pollutants, but also, to the extent such coverage is commercially available, to the gradual escape, release and/or migration of smoke, vapors, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste material or other irritants, contaminants or pollutants over extended periods of time.

(3) If such policies are written on a claims-made basis, Tenant shall maintain continuous coverage and shall purchase extended reporting period insurance when necessary. The extended reporting period of insurance must provide, to the extent commercially available, that any retroactive date applicable to coverage under the policy precedes the effective date of this agreement.

(4) The policy must cover the cost of controlling a well that is out of control, re-drilling or restoration expenses, seepage and pollution damage as first party recovery for the Tenant and related expenses, including, but not limited to, loss of equipment, experts and evacuation of residents. Such coverage shall be maintained in an amount of at least Ten Million Dollars ($10,000,000.00) per occurrence/no aggregate, if available, otherwise an aggregate of $10,000,000.00). One Million Dollars ($1,000,000.00) sub-limit endorsement may be added for damage to property for which the Tenant has care, custody and control.

(b) All policies shall be written on an occurrence basis, except excess or umbrella liability and pollution legal liability, which may be on a claims-made basis. All coverage required in this Lease can be met by a combination of primary, excess, and self insurance. Prior to beginning any operations on the Leased Premises, Tenant shall furnish Landlord certificates of insurance by its insurers in a form reasonably satisfactory to Landlord under all such policies as evidence that all of such insurance is carried and providing that not less than ten (10) days prior written notice of cancellation of such insurance, or any part thereof, will be given to Landlord; which certificates and written notice shall be addressed to Landlord at Landlord’s address below.

(c) Tenant is and shall be in exclusive control of the Leased Premises. Landlord shall not be liable for any loss of or damage to any property or person occurring on, in, about, or in connection with the Leased Premises or any part thereof. Tenant agrees to indemnify, defend and hold harmless Landlord, its partners, agents, servants, directors, officers, employees, and all parties claiming under Landlord (collectively “Indemnitees”), regardless (subject to Landlord’s compliance with the final sentence of Section 13 above) of the negligence or other fault of any of the Indemnitees, whether concurrent, joint, active, or passive (but excluding the sole and gross negligence of any Indemnitee), from and against any and all liabilities, damages, costs, claims, suits, actions and proceedings whatsoever, including but not limited to reasonable attorneys’ fees, arising out of or alleged to arise by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Leased Premises or by reason of any other claim whatsoever (including violation of any Laws by Tenant or its successors, assigns, agents, guests, invitees, trespassers, contractors, subcontractors, licensees or sublessees) of any person or party occasioned or alleged to be occasioned in whole or in part by any act or omission on the part of Tenant or its successors, assigns, agents, guests, invitees, trespassers, contractors, subcontractors,

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licensees or sublessees, or by any breach, violation, or nonperformance of any covenant of Tenant under this Lease, or resulting from or in any way arising out of the use or occupancy of the Leased Premises by Tenant, its successors, assigns, agents, guests, invitees, trespassers, contractors, subcontractors, licensees or sublessees, or arising out of any claim related to an uncured Category 1 Post Closing Cure Obligation (as defined in the Purchase and Sale Agreement dated January 21, 2009 between Chesapeake Land Development Company, L.L.C. and Landlord covering the Leased Premises).

(d) Landlord shall never be liable in any manner to Tenant or any other party for any injury to or death of persons or for any loss of or damage to property of Tenant, its employees, agents, customers, invitees, licensees, or to others, whether such loss or damage is occasioned by casualty, theft, or any other cause of whatsoever nature, unless caused by the willful misconduct or gross negligence of Landlord. In no event shall the Landlord ever be liable in any manner to Tenant or any other party as a result of the acts or omissions of Tenant, its successors, assigns, agents, guests, invitees, trespassers, contractors, subcontractors, licensees or sublessees. All personal property upon the Leased Premises shall be at the risk of Tenant only and Landlord shall not be liable for any damage thereto or theft thereof. Tenant hereby waives, releases, and discharges forever Landlord from any and all present and future rights, claims, and causes of action (including any rights, claims, or causes of action pursuant to CERCLA, TSWDA, and other law or common law cause of action providing for cost recovery and/or contribution) Tenant may have against Landlord and other Indemnitees, now or in the future, arising from or relating to the release of solid waste or Hazardous Materials which occurred prior to or after the Effective Date of this Ground Lease Agreement.

(e) No party claiming through Tenant shall have any right or claim against the Landlord for any property damage (whether or not caused by negligence or the condition of the Leased Premises or any part thereof) by way of subrogation or assignment, Tenant hereby waiving and relinquishing any such right. To the extent Tenant insures the Leased Premises, Tenant shall request its insurance carrier to endorse all applicable policies waiving the carrier’s right of recovery under subrogation or otherwise in favor of the Landlord and to provide a certificate of insurance verifying this waiver.

(f) Tenant agrees to indemnify, defend, and hold harmless the Indemnitees from and against any and all liabilities, damages, costs (including but not limited to investigatory, remedial, and government oversight costs), claims, suits, actions and proceedings whatsoever arising out of or alleged to arise in connection with the violation of any environmental law or presence of salt water disposal wells or Hazardous Materials in, on, or under the Leased Premises occasioned or alleged to be occasioned in whole or in part by any act or omission on the part of Tenant or any invitee or licensee of Tenant (including but not limited to acts or omissions of Tenant, its affiliates, contractors, employees, invitees or licensees prior to the Effective Date of this Lease). As used in this Lease: “Hazardous Materials” means (1) “hazardous wastes” as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time (“RCRA”), (2) “hazardous substances” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.), as amended by the Superfund

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Amendment and Reauthorization Act of 1986 and as otherwise amended from time to time (“CERCLA”); (3) “toxic substances” as defined by the Toxic Substances Control Act, as amended from time to time (“TSCA”), (4) “hazardous materials” as defined by the Hazardous Materials Transportation Act, as amended from time to time (“HMTA”), (5) asbestos, oil or other petroleum products, radioactive materials, urea formaldehyde foam insulation, radon gas and transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyls and (6) any substance whose presence is detrimental or hazardous to health or the environment, including, without limitation, microbial or fungal matter or mold, or is otherwise regulated by federal, state and local environmental laws (including, without limitation, RCRA, CERCLA, TSCA, HMTA), rules, regulations and orders, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials or environmental, health or safety compliance.

(g) Tenants’ indemnities set forth above will survive termination of this Lease with respect to claims accruing or arising during the Term, but not otherwise.

17. Eminent Domain.

(a) In the event all or any portion of any Site is taken or condemned by any public or quasi-public body having the right of eminent domain, Landlord and Tenant shall apportion any award as follows:

(i) Landlord shall receive any part of the award which represents compensation for the value of such Site exclusive of the value of the then existing Improvements;

(ii) Tenant shall receive any part of the award which represents compensation for the value of the then existing Improvements as well as all compensation for Tenant’s personal property and any moving expenses.

(b) In the event any portion of any Site is taken or condemned and such taking or condemnation materially interferes with Tenant’s Permitted Use (as defined herein or as may then be currently conducted), Tenant shall have the right to terminate this Lease as to such Site by providing written notice to Landlord within sixty (60) days of such condemnation or taking whereupon, Base Rental with regard to such Site shall cease as of such termination. In the event this Lease is not terminated as to such Site in accordance with the foregoing, Base Rental will not be adjusted as a result of any taking or condemnation.

(c) Notwithstanding the foregoing, Landlord and Tenant agree to seek separate awards in any condemnation proceedings and to use their respective best efforts to see that separate awards are made at all stages of the proceedings. If the order or decree in any condemnation proceeding fails to state separately the amount to be awarded to Tenant or if the court is prohibited by law from making separate awards, then the compensation awarded for the taking of all or any part of any Site shall be allocated in accordance with Section 17(a) above.

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(d) Tenant has primary responsibility for dealing with a condemning authority in any condemnation proceedings, but Tenant shall not make any settlement with the condemning authority nor convey or agree to convey the whole or any portion of any Site to such authority in lieu of condemnation without first obtaining the written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed) provided that Landlord receives (i) not less than the fair market value of the portion of any Site taken at the time and (ii) a reasonable amount for any diminution in value of the remaining portion of the Land.

18. Defaults.

(a) An event of default by Tenant shall occur if one or more of the following events shall occur:

(i) If Tenant shall fail to pay Base Rental or any other amounts due to Landlord hereunder when due and such failure shall continue for a 10-day period after Landlord shall have given Tenant written notice of Tenant’s failure to pay, provided, Landlord shall only be required to give such notice twice during any Lease Year.

(ii) If Tenant shall fail to perform any of its other obligations under this Lease and such failure shall continue for a 30-day period after Landlord shall have given Tenant written notice of its failure to perform. However, if Tenant’s failure cannot reasonably be cured by Tenant within said 30-day period, an event of default shall not occur if Tenant commences to cure such failure within the 30-day period and diligently thereafter prosecutes the cure to completion within a reasonable period of time after the 30-day period.

(iii) Tenant or any guarantor of this Lease becomes insolvent, files a petition for protection under the U.S. Bankruptcy Code (or similar law) or a petition is filed against Tenant or any guarantor under such laws and is not dismissed within sixty (60) days after the date of such filing, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts when due.

(iv) Tenant shall be in default beyond any notice and cure period pursuant to any Leasehold Mortgage or Tenant’s leasehold estate is foreclosed upon by any Leasehold Mortgagee.

(b) If an event of default by Tenant shall have occurred under the terms of Section 18(a) above, Landlord shall have the right, in addition to all other remedies available at law or equity, to pursue one or more of the following (subject, however, to the rights of a Leasehold Mortgagee set forth in this Lease and clause (c) below):

(i) Do whatever Tenant is obligated to do under this Lease and enter the Site(s) affected by such default, without being liable for prosecution or any claim for damages therefor, to accomplish such purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant’s behalf, together with interest thereon at the highest lawful rate from the date Landlord incurs the expense in question until Landlord is reimbursed therefor.

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(ii) Seek injunctive relief or specific performance of Tenant’s obligations hereunder, as applicable.

(iii) Subject to clause (c) below, terminate this Lease, in which event Tenant’s default shall be deemed a total and entire breach of Tenant’s obligations under this Lease and Tenant immediately shall become liable for damages in an amount equal to (A) the total Base Rental for the remainder of the Term, discounted at the Prime Rate to the then present value, together with all other expenses incurred by Landlord in connection with Tenant’s default, and the unpaid rental due as of the date of termination, less (B) the fair market rental value of the Leased Premises for the balance of the Lease Term, discounted at the Prime Rate to the then present value. It is acknowledged, intended and agreed that the amounts which Landlord is entitled to recover under this Section constitute liquidated damages and not a penalty for Tenant’s defaults related to nonpayment of rental. Such amounts constitute the parties’ best, good faith, and reasonable estimate of the damages which would be suffered by Landlord in the event any such default occurs, the exact amount of such damages being difficult or impractical to calculate. As used herein, “Prime Rate” means (x) the per annum “prime rate” of interest as published, on the date on which this Lease is terminated in accordance with this Section 18, by The Wall Street Journal, Southwest Edition, in its listing of “Money Rates”, or (y) if The Wall Street Journal, while still in publication, is not published on the date on which this Lease is terminated, then the “prime rate” of interest as published in The Wall Street Journal on the most recent date prior to the date on which this Lease is so terminated, or (z) if The Wall Street Journal is no longer published on the date on which this Lease is terminated, the “bank prime loan” rate (being the rate posted by a majority of top 25 [by assets in domestic offices] insured U.S.- chartered commercial banks) as posted in the Federal Reserve Statistical Release for the week in which the date of Lease termination occurs.

(c) Notwithstanding anything to the contrary, Landlord shall have no right to terminate this Lease or evict Tenant from any portion of the Leased Premises pursuant to the foregoing unless and until (i) an event of default has occurred pursuant to Section 18(a) above, and (ii) the failure giving rise to the event of default shall continue for a 10-day period after Landlord has delivered a subsequent notice to Tenant that Landlord intends to pursue the remedy provided by clause (b)(iii) above (“Notice of Intent to Terminate”); provided, however if the event of default for which Landlord desires to pursue a termination of this Lease is a default pursuant to Section 18(a)(i) above, Landlord shall not be required to deliver a second Notice of Intent to Terminate in any Lease Year if Landlord has previously in such Lease Year delivered a Notice of Intent to Terminate as a result of a default pursuant to clause (a)(i). Further, in the event that Landlord delivers a Notice of Intent to Terminate for a default pursuant to Sections 18(a)(ii) or 18(a)(iv) above, Tenant shall have the right to elect to purchase any Site from which the alleged default arises pursuant to and in compliance with Section 25 below (provided, Tenant has not already repurchased the maximum number of Sites permitted thereby) by delivery of a written election to Landlord within 30 days after receipt of Landlord’s Notice of Intent to Terminate, whereupon, so long as Tenant is proceeding to purchase the Site pursuant to and in compliance with said Section 25, Landlord shall be stayed from pursuing any remedy pursuant to this Section 18.

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(d) In the event Landlord employs an attorney to collect past due Base Rental or other payments due to Landlord hereunder, Landlord shall also be entitled to recover its reasonable attorneys fees and expenses incurred in connection therewith. In any case where Landlord or Tenant employs attorneys to protect or enforce its rights hereunder and litigation results, then the non-prevailing party agrees to pay the reasonable attorney’s fees and expenses incurred by the prevailing party. In the event of a bankruptcy proceeding wherein Tenant is a debtor, Tenant shall be additionally liable for all reasonable attorneys’ fees and expenses incurred by Landlord in any such bankruptcy proceeding.

(e) Subject to clause (c) above, pursuit by Landlord of any of the remedies provided for above shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit by Landlord of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord’s acceptance of rent following a default hereunder shall not be construed as Landlord’s waiver of such default.

(f) No waiver of any covenant of this Lease or a breach of such covenant shall constitute a waiver of any other covenant or any other breach of said covenant.

19. Bankruptcy of Tenant.

(a) If Tenant files a petition for bankruptcy liquidation, including a petition under Chapter 7 of the Bankruptcy Code, or any successor chapter thereto, and the Trustee in bankruptcy elects to assume this Lease, or seeks to assume and assign this Lease, such assumption and/or assignment shall be made subject to subparagraphs (b) and (c) below. If the Trustee fails to assume this Lease within sixty (60) days after the filing of the petition in bankruptcy, this Lease shall be deemed to have been rejected. Subject only to the provisions below relating to the rights of any Leasehold Mortgagee, Landlord shall be thereupon immediately entitled to possession of the Leased Premises, and shall have no further obligation to Tenant or Trustee, and this Lease shall be canceled, but Landlord’s right to be compensated for damages in such liquidation proceeding shall survive.

(b) In the event that a petition for reorganization is filed concerning the Tenant, whether through a voluntary petition, an order granting an involuntary petition or through conversion of a case from any other chapter, including any such reorganization case under Chapter 11 of the Bankruptcy Code, or any successor chapter thereto, the Tenant, as Debtor-in-Possession, or any Trustee, must elect to assume this Lease within seventy-five (75) days from the date on which the voluntary petition was filed or the order for relief was entered. No election to assume this Lease, under any Chapter of the Bankruptcy Code, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge and stipulate are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

(i) The Trustee or the Debtor-In-Possession has cured, or has provided Landlord adequate assurance (as defined below) that: (1) within ten (10) days from the date of such assumption, all monetary defaults under this Lease will be cured; and (2) within thirty (30) days from the date of such assumption, all non-monetary defaults under this Lease will be cured.

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(ii) The Landlord has been compensated, or has been provided with adequate assurance (as defined below) that within ten (10) days from the date of assumption, Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee or the Debtor-In-Possession as recited in Landlord’s written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

(c) The Landlord has been provided with adequate assurance of the future performance of each of the Tenant’s obligations under this Lease. Unless otherwise agreed in writing agreed by Landlord, such adequate assurance shall include the payment of a sum equal to the Basic Rental for the twelve (12) month period immediately preceding the date of assumption within ten (10) days of such assumption. The Tenant or Trustee-in-bankruptcy shall promptly perform and honor all post-petition obligations relating to this Lease. With respect to the calendar month in which the petition in bankruptcy is filed, the Tenant or Trustee-in-bankruptcy shall pay any obligation for that month on a pro rata basis based on the number of days in such calendar month after the filing of the petition. When, pursuant to the Bankruptcy Code or other applicable bankruptcy law, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Leased Premises or any portion thereof, such charges shall not be less than the full consideration (whether monetary or non-monetary) provided in this Lease, including the appropriate Base Rental, which the parties agree and stipulate to constitute a reasonable compensation.

(d) If the Lease is rejected, and subject only to the rights of a Leasehold Mortgagee as set forth in this subparagraph, the Lease shall be deemed as terminated for all other purposes, subject to the rights of any Leasehold Mortgagee under a nondisturbance agreement between Landlord, Tenant, and the Leasehold Mortgagee.

(e) Neither Tenant’s interest in this Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant (hereinafter referred to as the “state law”) unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord’s consent of Landlord’s right to terminate this Lease for any transfer of Tenant’s interest under this Lease without such consent.

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(f) Subject to the right of Tenant or any Leasehold Mortgagee to cure as permitted in this Lease, in the event the estate of Tenant created hereby shall be taken in execution or any other process of law, or if a Receiver or Trustee of any property of Tenant or guarantor of this Lease shall be appointed under state law by reason of Tenant’s or guarantor’s insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant’s or guarantor’s property for the benefit of creditors under state law, then and in such event, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty (30) days after the occurrence of such event.

20. Assignment, Sublease or Mortgage. Tenant may assign this Lease, in whole but not in part, or sublease all or any portion of one or more Sites, to an affiliate of Tenant without the consent of Landlord; provided, however, no assignment or sublease shall relieve Tenant of its obligations hereunder, and in the event of an assignment or sublease, Tenant shall provide Landlord with written notice thereof. As used herein, the term “affiliate” means (i) a corporation, joint venture, partnership, or other entity that owns more than 10% of the outstanding voting interest of Tenant or Guarantor or in which Tenant or Guarantor owns more than 10% of the outstanding voting interest; or (ii) a corporation, joint venture, partnership, or other entity in which, together with Tenant and Guarantor, more than 10% of the outstanding voting interest of both the Tenant, Guarantor and the other corporation, joint venture, partnership, or other entity is owned or controlled by the same person, or group of persons. Except as provided above, Tenant may not assign this Lease, in whole or in part (as to one or more Sites) or sublease all or any portion of one or more Sites without Landlord’s prior written consent, which consent will not be unreasonably withheld or delayed. Landlord shall have the absolute right to sell or otherwise transfer or mortgage or otherwise encumber all or any part of the fee estate of the Leased Premises; provided, however, any such sale, transfer or mortgage or other encumbrance arising or occurring after the Effective Date shall be made expressly subject to this Lease and all of Tenant’s rights hereunder. Alternatively, if Landlord proposes to transfer a Site or Sites, at Landlord’s request Tenant will enter into a new lease with the transferee covering the transferred property in the form of this Lease for the remainder of the Term. In the event of a sale or sales of all or a part of the Leased Premises and assumption of liability by the transferee, Landlord will be relieved thereafter of any further liability under this Lease. Each of Landlord and Tenant agree to grant in favor of any mortgagee of the other reasonable estoppels, non-disturbance agreements, default cure periods and other similar rights in form and content approved by Landlord and Tenant in their reasonable discretion.

21. Memorandum of Ground Lease. Landlord and Tenant shall execute a Memorandum of Lease in the form attached hereto as Exhibit “B” (“Memorandum”) which will be filed of record in the Real Property Records of the county or counties in which the Leased Premises are situated.

22. Encumbrances. This Lease is subject to validly existing and enforceable rights, interests, and estates, if any do in fact exist, and only to the extent that the same in fact do exist, of third parties in connection with all easements, rights-of-way, liens, royalties, and other encumbrances, if any, relating to the Leased Premises, which are currently in effect and of record in the office of the County Clerk in the county or counties in which the Leased Premises are

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situated. After the date hereof, Landlord shall not place or permit any encumbrance on title to the Land without the prior written consent of Tenant (which may not be unreasonably withheld, conditioned or delayed); provided, however, notwithstanding the foregoing, upon the request of Landlord, Tenant agrees to execute any instruments, subordinations or other documents that may be reasonably required by any mortgagee of Landlord for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage or deed of trust so long as such provides that Tenant’s use, possession and enjoyment of the Leased Premises shall not be interfered with or adversely affected so long as Tenant is not in default hereunder beyond any applicable notice and cure period. Additionally, without the prior written approval of Tenant, which may be withheld in Tenant’s sole discretion, Landlord shall have no right to use or grant to others any interest in or right to use any portion of the Leased Premises including, without limitation, the subsurface thereof, as any such rights are hereby conveyed to Tenant.

23. Notices.

(a) Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant, or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if this Section 23 is strictly complied with. Any notice under this Lease must be written. Notices must be either (i) hand-delivered to the address set forth below for the recipient; or (ii) placed in the United States certified mail, return receipt requested, addressed to the recipient as specified below; or (iii) deposited with an overnight delivery service, addressed to the recipient as specified below; or (iv) telecopied by facsimile transmission to the party at the telecopy number listed below, provided that the transmission is followed with a copy sent by overnight delivery to the address specified below. Any notice is effective three (3) days following deposit with the U.S. Postal Service or the day following deposit with the overnight delivery service, as applicable; all other notices are effective upon receipt.

(b) Tenant’s address for all purposes under this Lease is:

Chesapeake Operating, Inc.

Attn: Director of Real Estate

6100 N. Western Avenue

Oklahoma City, Oklahoma 73118

Reference: Apple Ground Lease

Telephone: (405) 935-8478

Telecopy: (405) 849-8478

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    with a copy to:

Chesapeake Energy Corporation

Attn: General Counsel

6100 N. Western Avenue

Oklahoma City, Oklahoma 73118

Reference: Apple Ground Lease

Telephone: (405) 935-9400

Telecopy: (405) 849-9400

    with a copy to:

Chesapeake Energy Corporation

Attn: Accounting

6100 N. Western Avenue

Oklahoma City, Oklahoma 73118

Reference: Apple Ground Lease

Telephone: (405) 848-8000

Telecopy: (405) 849-4164

(c) Landlord’s address for all purposes under this Lease is:

Apple Nine Ventures Ownership, Inc.

Attn: David McKenney

814 East Main Street

Richmond, Virginia 23219

Telephone: (804) 344-8121

Telecopy: (804) 344-8129

    with a copy to:

Apple Nine Ventures Ownership, Inc.

Attn: David Buckley

814 East Main Street

Richmond, Virginia 23219

Telephone: (804) 344-8121

Telecopy: (804) 344-8129

(d) Either party may designate another address for this Lease by giving the other party at least five (5) business days’ advance notice of its address change. A party’s attorney may send notices on behalf of that party, but a notice is not effective against a party if sent only to that party’s attorney.

24. Holding Over. If Tenant should remain in possession of the Leased Premises after the expiration of the Term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant at sufferance, subject to all the covenants of this Lease; provided, however, that the Base Rental for such holdover period shall be set at one hundred and fifty percent (150%) of the then-current Base Rental rate, plus any escalations that occur during that period.

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25. Tenant’s Option to Purchase.

(a) Landlord, in consideration of the rent to be paid and the covenants and agreements set forth herein to be kept and performed by Tenant, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby grant to Tenant the exclusive right and option (the “Option”) to purchase from Landlord, subject to the terms and conditions set forth herein, all or any portion of the Leased Premises on a Site-by-Site basis.

(b) Tenant may exercise the Option multiple times as to one or more Sites in each instance, at any time during the Term (provided, Tenant may not exercise options for more than a number of Sites equal to 30 less (y) the positive difference between 110 and (z) the actual number of Sites subject to this Lease at the time of the Outside Final Closing Deadline (as defined in that certain Purchase and Sale Agreement, between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures, Inc., dated January 21, 2009); in any event no more than ten (10) Producing Sites [as defined below] may be repurchased pursuant to this Section 25). Tenant shall not have the right to exercise the Option during any period where an event of default pursuant to Sections 18(a)(i) or 18(a)(iii) has occurred and is continuing. In order to exercise the Option, Tenant shall give written notice (the “Option Notice”) of such election to Landlord, which shall include a description of the Site(s) to be purchased by Tenant, and, if the option is being exercised pursuant to a Notice of Intent to Terminate, such election must include the concurrent delivery of all monetary sums then owed to Landlord comprising any such prior default. On the first to occur of the date that is designated in the Option Notice or the date that is sixty (60) days after the delivery of the Option Notice to Landlord (the “Closing Date”), Landlord shall sell and convey to Tenant, and Tenant shall purchase and accept from Landlord, the Site(s) described in such Option Notice, subject to the terms and conditions set forth herein (the “Closing”) As used herein, a “Producing Site” is a Site upon which a natural gas well exists that is producing natural gas in paying quantities or upon which shut-in payments are being paid as of the date of the Option Notice.

(c) (i) The total purchase price (the “Purchase Price”) to be paid by Tenant to Landlord for each Site covered by an Option Notice if Tenant exercises the Option shall be an amount equal to the purchase price set forth below:

(A) If the Option Notice is delivered on or before the date that is sixty (60) months after the Effective Date of this Lease, then the Purchase Price for all Sites covered by such Option Notice shall be ONE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($1,400,000.00) per Site.

(B) If the Option Notice is delivered after the date that is sixty (60) months after the Effective Date of this Lease, then the Purchase Price for all Sites covered by such Option Notice shall be ONE MILLION NINE HUNDRED THOUSNAND AND NO/100 DOLLARS ($1,900,000.00) per Site.

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(ii) Commencing on the date that Tenant exercises the Option as provided above and continuing until the Closing Date, Tenant and its agents may conduct such tests, studies, inspections, surveys, environmental assessments, surveys and title reviews (“Inspections”) as Tenant may desire to obtain or perform relating to title to the Site(s) covered by the Option Notice or the physical condition of such Site(s) or any other element or aspect of such Site(s), and Landlord hereby grants Tenant and its agents permission to perform such Inspections. Within ten (10) days after delivery of the Option Notice to Landlord, Landlord shall furnish to Tenant (disclaiming any expressed or implied warranty or representation as to the truth or accuracy thereof) copies of all documents, studies, plats, reports, leases and tests relating to the Site(s) covered by the Option Notice in Landlord’s physical possession, including, without limitation, the following: all environmental reports, engineering studies, geotechnical investigations or reports, existing surveys and plans. If Tenant, in its sole discretion, concludes that title to or the physical condition of the Site(s) covered by the Option Notice or any other element or aspect of such Site(s) is not acceptable, Tenant may terminate its obligations with respect to the purchase of such Site(s) under the Option by providing written notice to Landlord. Any remedy provided Tenant in this paragraph is in addition to (and not in lieu of) any other remedy provided Tenant under this Lease.

(d) (i) At the Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

(A) Landlord shall convey to Tenant (or Tenant’s designee) good and indefeasible fee simple title to the Site(s) covered by the Option Notice by Special Warranty Deed and, where appropriate, bills of sale and/or assignments, all in form and substance reasonably acceptable to Tenant, subject only to all matters of record as of the Effective Date of this Lease and any other matters approved by Tenant (the “Permitted Encumbrances”), but in any event free and clear of all liens and monetary encumbrances other than those which secure payment of the then current real property taxes levied against the Site(s) covered by the Option Notice.

(B) Tenant shall deliver the Purchase Price.

(C) Landlord shall deliver possession of the Site(s) covered by the Option Notice to Tenant (or Tenant’s designee), free and clear of all tenancies and parties in possession and this Lease shall terminate as to such Site(s) (and the Base Rental set forth in Section 2 above shall be reduced by the applicable amount based on the per Site adjustments provided in Exhibit “C”), but shall remain in effect as to all Sites not covered by the Option Notice.

(ii) Each party shall timely deposit such deposits, monies, and documents with the title company of Landlord’s and Tenant’s choice as may be reasonably requested by said title company or as are necessary for the conveyance of the Site(s) covered by the Option Notice in accordance with the terms set forth herein. After the Closing, Tenant and Landlord agree to promptly execute such further documentation and take such further acts as are reasonably required to accomplish or properly document or verify the conveyance of the Site(s) covered by the Option Notice in accordance with the terms contained herein.

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(iii) At the Closing, Landlord shall deliver to Tenant (or Tenant’s designee) an owner policy of title insurance issued by the title company referenced above for the Purchase Price insuring that, upon Closing, Tenant is the owner of good and indefeasible fee simple title to the Site(s) covered by the Option Notice, subject only to the Permitted Encumbrances. Landlord and Tenant shall each pay one-half (1/2) of the following expenses: the basic title premium for the title policy; recording fees; transfer taxes; escrow fees; and all other closing costs. All ad valorem and similar taxes and assessments relating to the Site(s) covered by the Option Notice shall be paid by Tenant. Each party shall pay the fees incurred by its own legal counsel.

(e) (i) Unless earlier terminated as provided herein, the rights granted in this Section 25, shall terminate and shall be of no further force or effect 21 years less one day after the death of the last survivor of any of the descendants of Queen Elizabeth II of England living on the date of execution of this Lease.

(ii) If Landlord fails or refuses to consummate the sale of the Site(s) covered by the Option Notice pursuant to the Option at the Closing or fails to perform any of Landlord’s other obligations hereunder either prior to or at the Closing for any reason other than the termination of the transaction by Tenant pursuant to a right so to terminate expressly set forth in this Section 25 or Tenant’s failure to perform Tenant’s obligations under this Section 25, then Tenant shall have the right, as its sole remedies, to either (i) seek to enforce specific performance of Landlord’s obligations under this Section 25 (provided, if specific performance of all of Landlord’s obligations under this Section 25 is not available to Tenant, to exercise any other right or remedy Tenant may have at law or in equity by reason of such default, including but not limited to, the recovery of reasonable attorneys’ fees incurred by Tenant in connection therewith), or (ii) terminate all obligations with respect to the purchase of the Site(s) covered by the Option Notice under the Option by giving written notice thereof to Landlord prior to or at the Closing whereupon neither party hereto shall have any further rights or obligations under this Section 25 with regard to such Site.

(f) Notwithstanding anything to the contrary herein, if Tenant exercises the Option as to one or more Site(s), Tenant’s Option shall remain in full force and effect as to all other Sites.

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26. Rights of Leasehold Mortgagee.

(a) Provided that the following conditions are met, Tenant may, without Landlord’s consent, (x) mortgage, pledge, grant deeds of trust, or otherwise encumber the improvements and the leasehold estate created by this Lease and all or any portion of Tenant’s right, title, and interest under this Lease, and (xx) assign, hypothecate, or pledge the leasehold estate created by this Lease and the improvements as security for the payment of any debt (each a “Leasehold Mortgage”) to any holder or holders from time to time of a promissory note or notes evidencing a bona fide loan, payable to the order of a third party, and secured by a valid first or second lien deed of trust upon the leasehold estate created by this Lease (each a “Leasehold Mortgagee”). The conditions to Tenant’s right to encumber the improvements and the leasehold estate are as follows:

(i) No mortgagee, trustee, or other person claiming by, through, or under any Leasehold Mortgage may ever acquire any greater right in the Leased Premises than Tenant has under this Lease, except for the rights expressly granted to a Leasehold Mortgagee under the terms of this Lease.

(ii) Any Leasehold Mortgage must at all times be subject to all of the conditions, covenants, and obligations of this Lease and to all of the rights of Landlord under this Lease, except as specifically provided to the contrary in this Lease.

(iii) No Leasehold Mortgage may extend to the fee title or the reversionary interest or estate of Landlord in the Leased Premises.

(b) Landlord consents to the following provisions being included in any Leasehold Mortgage for the benefit of a Leasehold Mortgagee, at the option of Tenant:

(i) An assignment of Tenant’s share of the net proceeds from any award or other compensation resulting from a total or partial (other than temporary) taking as set forth in Section 10 of this Lease;

(ii) The entry of any Leasehold Mortgagee upon the Leased Premises during business hours, without notice to Landlord or Tenant, to view the state of the Leased Premises;

(iii) A default by Tenant under this Lease constituting a default under any Leasehold Mortgage;

(iv) A collateral assignment to any Leasehold Mortgagee of any sublease and any rents payable to Tenant under any sublease.

(c) If the mortgagee or trustee of any Leasehold Mortgage gives Landlord written notice that a Leasehold Mortgage has been executed by Tenant and furnishes Landlord with the address to which copies of notices are to be mailed, Landlord will use its best efforts to thereafter mail to the mortgagee or trustee at the address so given duplicate copies of all written notices that Landlord serves upon Tenant pursuant to the terms of this Lease, but failure to do so will not be a default under this Lease.

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27. Agreement to Execute and Deliver Amendments. If any of the following events occur during the Term of this Lease, Landlord and Tenant shall, within fifteen (15) days after receipt of a written request from the other party, execute an amendment to this Lease evidencing such revisions, along with a recordable Memorandum of such amendment, both in forms reasonably acceptable to Landlord and Tenant:

(a) One or more Site(s) are added or deleted as part of the Leased Premises pursuant to that certain Purchase and Sale Contract dated January 21, 2009 by and between Chesapeake Land Development Company, L.L.C. and Landlord (the “Contract”) or any provision of this Lease;

(b) Tenant exercises its Option to purchase one or more Site(s) and this Lease is thereby terminated as to such purchased Site(s);

(c) This Lease is otherwise terminated as to one or more Site(s) pursuant to the Contract or the terms of this Lease;

(d) This Lease is otherwise amended or altered in any way.

If such event involves an increase or decrease in the number of Sites subject to this Lease, then the amendment shall include a new schedule setting forth the increased or decreased Base Rental due hereunder, based on the per-Site amounts set forth on the schedule attached as Exhibit “C”.

28. Entire Agreement. This instrument constitutes the entire agreement and understanding between the parties hereto, and no representations except as herein expressly set forth have been made by any party to the other. This Lease cannot be modified or cancelled except in writing.

29. Texas Law. This Lease and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Texas, and venue for any action brought hereunder shall be in any one of the counties in which a portion of the Leased Premises are situated.

30. Successors and Assigns. All covenants and agreements contained in this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

31. Rule of Construction. The parties acknowledge that each party and its counsel have reviewed this Lease, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendments or exhibits hereto.

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32. Single Lease. Although this Lease covers multiple Sites, Landlord and Tenant hereby expressly acknowledge and agree that this Lease is intended by both parties to be deemed a single integrated Lease covering all Sites and shall not be deemed as severable into separate leases covering each of the Sites.

33. Counterparts. This Lease may be executed in two or more separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures on counterparts of this Lease that are transmitted by fax or by electronic mail shall be deemed effective for all purposes.

34. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforce do the fullest extent permitted by law.

35. No Mortgage or Joint Venture. Tenant and Landlord acknowledge and agree that this Lease is, in fact, a lease arrangement, and does not constitute a loan or a joint venture, and that Tenant has been represented by experienced legal counsel, who has advised Tenant of the rights and duties of Tenant. Tenant will not assert that the transaction evidenced hereby is, or attempt to recharacterize such transaction as, a loan or a joint venture if Landlord or Landlord’s mortgagee subsequently seeks to enforce its legal rights as a landlord.

36. Time is of the Essence. Time is of the essence of this Lease.

37. Limited Guaranty. Contemporaneously with the execution of this Lease, Chesapeake Energy Corporation, an Oklahoma corporation (“Guarantor”), has executed a Guaranty (herein so called) covering Tenant’s obligations, accruing under this Lease.

38. Limitation of Landlord’s Liability. Tenant agrees to look solely to Landlord’s interest in the Leased Premises for the recovery of any judgment against Landlord (and Landlord’s shareholders, venturers, and partners, and their shareholders, venturers, and partners, and all of their officers, directors, and employees) arising from any breach or default by Landlord of any term or provision of this Lease, and Landlord shall not be personally liable for any such judgments or deficiency after execution thereon. The limitation of liability contained in this Paragraph 38 shall apply equally and inure to the benefit of Landlord, its successors, and their respective present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents, and employees, and their respective heirs, successors, and assigns.

39. No Merger of Title. Except upon expiration of the term of this Lease or upon termination of this Lease pursuant to express right to do so set forth herein, there shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate (including any Improvements now or hereafter situated upon the Leased Premises), and (b) the

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fee estate in the Leased Premises or any part thereof or any interest in such fee estate (including any reversionary interest in any Improvements now or hereafter situated upon the Leased Premises), unless and until all person having any interest in (i) this Lease or the leasehold estate created by this Lease, and (ii) the fee estate in the Leased Premises or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

40. Confidentiality. Landlord shall not disclose the Purchase Price under the Contract or the amount of Base Rental to be paid by Tenant pursuant to this Lease to any appraisal district or taxing authority without Tenant’s prior written consent, unless required by law or court order.

41. Surface Use. On or before the Effective Date of this Lease, Chesapeake Exploration, L.L.C., an Oklahoma limited liability company (“CELLC”) and Chesapeake Royalty, L.L.C., an Oklahoma limited liability company (“CRLLC”) have executed a Waiver of Surface Rights in the form attached hereto as Exhibit “D” (the “Surface Waiver”). If, during the Term of this Lease, it is determined that any affiliate of Tenant other than CELLC and CRLLC holds any leasehold or ownership interest in the oil, gas or other minerals in and under all or any portion of the Leased Premises (other than this Lease) which would allow such affiliate to access the surface of all or any portion of the Leased Premises, then Tenant shall cause such affiliate to execute a Surface Waiver in form substantially similar to the form attached hereto as Exhibit “D”.

42. Leases and Impositions.

(a) To the extent any lease, sublease or other occupancy agreement (each, an “Occupancy Agreement”) affecting any portion of the Leased Premises exists as of the date of the Preliminary Closing (as defined in the Purchase Contract), Tenant shall comply with and perform all of the obligations of the landlord, lessor, sublessor or grantor, as the case may be, thereunder and TENANT SHALL INDEMNIFY, DEFEND AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, DAMAGES, COSTS, CLAIMS, SUITS, ACTIONS AND PROCEEDINGS WHATSOEVER ARISING OUT OF OR ALLEGED TO ARISE OUT OF ANY AND ALL OCCUPANCY AGREEMENTS.

(b) Tenant shall comply with and be solely responsible at its sole cost and expense for all costs, obligations and requirements of any covenants, conditions, restrictions, REAs, maintenance agreements or other similar documents applicable to all or any portion of the Leased Premises. As between Landlord and Tenant, Tenant shall have all rights of “landlord” under the Occupancy Agreements with regard to rentals accruing thereunder which it may collect and retain.

[Signatures on following page]

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Executed to be effective as of the Effective Date.

LANDLORD:

Apple Nine Ventures Ownership, Inc.,
a Virginia corporation

By:	/s/ David McKenney
Name:	David McKenney
Title:	Vice President

Date:	April 3, 2009

TENANT:

Chesapeake Operating, Inc.,
an Oklahoma corporation

By:	/s/ Henry J. Hood
Henry J. Hood, Senior Vice President –
Land & Legal and General Counsel

Date:	April 3, 2009

EXHIBIT “A”
TO GROUND LEASE AGREEMENT

DESCRIPTION OF THE LEASED PREMISES

[Descriptions begin on the following page]

SITE 4

BEING a tract of land situated in the J. R. Wallace Survey, Abstract No. 1699, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block 1, Menasco Manufacturing Company Addition, an addition to City of Fort Worth, Tarrant County, Texas according to the plat thereof recorded In Volume 388-133, Page 93, Plat Records, Tarrant County, Texas, and also being a portion of a called 6.813 acre tract deeded to Chesapeake Exploration, LLC, recorded in Instrument Number D208430030, Deed Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for the northwest corner of said 6.813 acre tract, same being on the west line of said Lot 1, Block 1 and the east right of way line of State Highway No. 157 (a called variable width public right of way);

THENCE, North 88° 51’ 34” East, leaving the east right-of-way line of said State Highway No. 157, along the north line of said 6.813 acre tract and across said Lot 1, Block 1, a distance of 312.80 feet to a 5/8-inch iron rod with cap to be set for the POINT OF BEGINNING;

THENCE, North 88° 51’ 34” East, continuing along the north line of said 6.813 acre tract, a distance of 369.00 feet to a cut “+” in concrete found for the northeast corner of said 6.813 acre tract;

THENCE, South 01° 08’ 26” East, along the east line of said 6.813 acre tract, a distance of 223.62 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 37° 53’ 31” West, along the southeasterly line of said 6.813 acre tract, a distance of 317.52 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 88° 53’ 26” West, along the south line of said 6.813 acre tract, a distance of 169.04 feet to a 5/8-inch iron rod with cap to be set for corner;

THENCE, North 01° 08’ 26” West, departing the south line of said 6.813 acre tract, a distance 470.18 feet to the POINT OF BEGINNING, containing 3.417 acres (148,861 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 6

BEING a tract of land situated in the Edmund McDavid King Survey, Abstract Number 892, in the City of North Richland Hills, Tarrant County, Texas, being a portion of a called 7.559 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., as recorded in County Clerk’s Instrument No. D208398609 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the southeast right-of-way line of Iron Horse Boulevard (a called 80-foot wide public right-of-way) and the southwest right-of-way line of Browning Drive (a called 60-foot wide public right-of way) for the most northerly corner of said property;

THENCE South 84°11’20” East, with the southwest right-of-way line of Browning Drive, a distance of 21.40 feet to a 5/8-inch iron rod found with plastic cap stamped “Dunaway Assoc, LP”;

THENCE South 39°41’09” East, continuing with the southwest right-of-way line of said Browning Drive, a distance of 15.56 feet to a 1/2-inch iron rod found for the beginning of a curve to the left;

THENCE with said curve to the left, through a central angle of 36°53’37”, having a radius of 429.63 feet, and a chord bearing and distance of South 58°07’19” East, 271.89 feet, an arc length of 276.65 feet to a 1/2-inch iron rod found with a plastic cap stamped “PRECISE LAND SURV.” for the northwest corner of a tract of land described in Warranty Deed to Drum Property Company, LTD., recorded in Volume 15726, Page 462, D.R.T.C.T.;

THENCE South 00°15’11” West, departing the southwest right-of-way line of said Browning Drive, with the west line of said Drum Property Company, LTD., tract, a distance of 312.89 feet to a 1/2-inch iron rod found with plastic cap stamped “PRECISE LAND SURV.” in the north line of Lot 3, Block 3 of TAPP ADDITION, an addition to the City of North Richland Hills, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-179, Page 30 of the Plat Records of Tarrant County, Texas for the southwest corner of said Drum Property Company, LTD., tract;

THENCE North 89°45’10” West, with the north line of said Lot 3, Block 3, at a distance of 339.21 feet passing the northwest corner of said Lot 3, Block 3, and across said 7.559 acre tract, in all a distance of 419.00 feet to a 5/8-inch iron rod to be set with plastic cap stamped “KHA” for corner;

THENCE North 00°15’11” East, continuing across said 7.559 acre tract, a distance of 343.22 feet to a 5/8-inch iron rod set with plastic cap stamped “KHA” in the southeast right-of-way line of said Iron Horse Boulevard;

THENCE North 51°17’54” East, with the southeast right-of-way line of said Iron Horse Boulevard, a distance of 200.86 feet to the POINT OF BEGINNING, and containing 3.742 acres (162,981 square feet) of land, more or less.

SITE 7

BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 3” pipe found at the southeast corner of said 54.815 tract, and having a common northeastern corner of a called 38.378 acre tract of land, conveyed to JSCP Partners, L.P., as evidenced in a deed recorded in Volume 14665, Page 120, D.R.T.C.T.;

THENCE, North 88°38’27” West, along the common line of said 54.815 acre tract and 38.378 acre tract, a distance of 446.17 feet to a point;

THENCE, North 00°51’40” West, departing the common line of said 54.815 acre tract and 38.378 acre tract, across said 54.815 acre tract, a distance of 53.83 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—North 00°51’40” West, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—North 89°08’20” East, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—South 00°51’40” East, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—South 89°08’20” West, a distance of 401.00 feet to the POINT OF BEGINNING and containing 5.072 acres (220,951 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 8

BEING a tract of land situated in the John Balch Survey Abstract Number 83, in the City of Arlington, Tarrant County, Texas and being part of a called 9.02 acre tract of land described in deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D208421435, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the southwest corner of said 9.02 acre tract, same being the northwest corner of a 2.3093 acre tract of land described in a deed to Harwood 360 Corporation, as recorded in Volume 11532, Page 2179, of the Deed Records of Tarrant County, Texas and being in the east line of a 7.15 acre tract of land described in a deed to Harwood 360 Holdings, Ltd, as recorded in Instrument Number D206193888, of the Deed Records of Tarrant County, Texas;

THENCE North 00° 05’ 35” West, along the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 410.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 31’ 46” East, departing the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 366.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 05’ 35” East, a distance of 341.75 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner in the westerly right-of-way line of State Highway 360, a called variable width public right of way, said corner being the beginning of a non-tangent curve to the left, having a central angle of 04°50’ 42”, a radius of 984.93 feet, and a chord bearing and distance of South 35°25’33” West, 83.26 feet;

THENCE Southwesterly, with said curve to the left, along the westerly right-of-way line of said State Highway 360, a arc length of 83.29 feet to a 1/2 inch iron rod found for the southeast corner of said 9.02 acre tract, same being the northeast corner of a called 2.3093 acre tract;

THENCE North 89° 31’ 46” West, along the south line of said 9.02 acre tract and the north line of said 2.3093 acre tract, a distance of 317.62 feet to the POINT OF BEGINNING containing 3.406 acres or 148,353 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 9

BEING a tract of land situated in the G. B. Stanley Survey, Abstract Number 1378, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 18.91 acre tract of land, conveyed to Chesapeake Exploration, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207180455, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1-inch pin found in the easterly line of the Texas and Pacific Railroad and in the northerly line of the St. Louis and Southwestern Railroad;

THENCE North 35°00’04” East, along the common line of said 18.91 acre tract and said Texas and Pacific Railroad, at a distance of 1308.15 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°20’13” East, departing the said common line, a distance of 347.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the west line of Converge, LLC tract, recorded in County Clerk’s Instrument No. D207432927, D.R.T.C.T. for corner;

THENCE South 00°39’47” East, along the common line of said 18.91 acre tract and said Converge tract, a distance of 531.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the northerly line of the St. Louis and Pacific Railroad for corner;

THENCE South 63°44’01” West, along the common line of said 18.91 acre tract and said St. Louis and Pacific Railroad, a distance of 1230.63 feet to the POINT OF BEGINNING and containing 11.00 acres or 479,150 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 10

BEING a tract of land situated in the S.H. Evans Survey, Abstract Number 991, Johnson County, Texas, and being all of a called 5.10 acre tract of land described in General Warranty Deed to Tarrant FW Properties, LLC, recorded in Volume 4122, Page 790 and a portion of a called 17.87 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in Volume 4510, Page 159, both of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the most easterly northeast corner of said 5.10 acre tract, same being on the west right-of-way line of said F.M. 1902 (a called 80’ wide right of way);

THENCE South 00° 20’ 16” West, along the east line of said 5.10 acre tract and said west right-of-way line, a distance of 106.00 feet (called 106.22 feet) to a 5/8-inch found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for an angle point;

THENCE South 00° 14’ 47” West, continuing along the east line of said 5.10 acre tract and said west right-of-way line, passing at a distance of 305.40 feet, a 1/2-inch found iron rod with a red cap for the southeast corner of said 5.10 acre tract and the northeast corner of aforesaid 17.87 acre tract, continuing along the east line of said 17.87 acre tract, a total distance of 371.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 30’ 42” West, departing the east line of said 17.87 acre tract and the west right-of-way line of said F. M. 1902, a distance of 534.16 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 09’ 13” West, along the extension of the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, passing a 5/8-inch found iron rod with a plastic cap stamped “Dunaway Assoc. L.P.” for the southwest corner of said 5.10 acre tract and an inner ell corner of said 17.87 acre tract, continuing along the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, a total distance of 471.00 feet, to a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the northwest corner of said 5.10 acre tract;

THENCE North 89° 50’ 47” East, along the line of said 5.10 acre tract, a distance of 537.63 feet to the POINT OF BEGINNING and containing 5.831 acres (253,978 square feet) of land, more or less.

SITE 11

BEING a tract of land situated in the E. Johnson Survey, Abstract Number 852, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 58.274 acre tract of land, conveyed to Chesapeake Exploration, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207226027, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being a portion of that tract of land conveyed to Sagamore Hill Baptist Church, Inc. as evidenced in a Warranty Deed recorded in Volume 8320, Page 1356, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 7/8 inch iron rod found in the north line of said 58.274 acre tract for the most south southwest corner of a tract of land conveyed to Windsor Interest, LTD, as evidenced in a Warranty Deed recorded in Volume 12301, Page 1155, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE South 89°59’45” East, along the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 179.49 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00°00’15” West, leaving the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’45” West, a distance of 554.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00°00’15” East, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89°59’45” East, a distance of 374.51 feet to the POINT OF BEGINNING and containing 5.7231 acres (249,300 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 15

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 5” (29.538 acres) conveyed to Chesapeake Land Company, LLC, as evidenced in a Special Warranty Deed, recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, Texas, same being all of Lots 3, 4, 5 and a portion of Lots 6 and 7, Block 5 of Starvers Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 106, Page 136 and all of Lots A and B, Block 5 of Dorsey Adams Subdivision, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 1648, Page 393, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the northerly right-of-way line of East 1st Street (a variable width right-of-way) with the easterly right-of-way line of Booker Washington Avenue (a 60-foot wide right-of-way) same being the southwest corner of said Lot A, Block 5;

THENCE North 30°35’53” West, with the easterly right-of-way line of said Booker Washington Avenue, a distance of 270.08 feet to a 1/2-inch iron rod found at the intersection of the easterly right-of-way line of said Booker Washington Avenue with the southeasterly right-of-way line of State Highway 121 (a variable width right-of-way), same being the most northerly, northwest corner of aforesaid “Tract 5”;

THENCE with the southeasterly right-of-way line of said State Highway 121 and the northwesterly line of said “Tract 5”, the following courses an distances to wit:

—North 34°12’46” East, a distance of 54.35 feet to a 1-inch iron rod found for corner;
—North 36°07’05” East, a distance of 54.93 feet to a 1-inch iron found for the beginning of a non-tangent curve to the right;

—Northeasterly, along said curve to the right, through a central angle of 10°10’10”, having a radius of 1351.20 feet, and a chord bearing an distance of North 42°47’28” East, 239.51 feet, an arc length of 239.82 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 29°42’30” East, departing the southeasterly right-of-way line of said State Highway 121, across said “Tract 5”, a distance of 411.71 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly right-of-way line of aforesaid East 1st Street;

THENCE with the northerly right-of-way line of said East 1st Street, the following courses and distances to wit:

—South 64°11’52” West, a distance of 223.90 feet to a 1/2-inch iron rod found for a corner;
—North 30°35’19” West a distance of 1.08 feet to a 1/2-inch iron rod found for a corner;
—South 64°15’40” West a distance of 100.00 feet to the POINT OF BEGINNING and containing 2.610 acres (113,685 square feet) of land, more or less.

SITE 18

BEING a tract of land out of the R.R. Ramey Survey, Abstract No. 1341, City of Arlington, Tarrant County, Texas, being part of a called 18.397 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207265437 Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with cap found at the northwest corner of a tract of land described in Special Warranty Deed to Brett B. Thomas recorded in Instrument No. D205326423, Official Public Records of Tarrant County;

THENCE North 00°31’55” West, a distance of 560.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°28’05” East, a distance of 368.75 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 00°31’55” East, a distance of 493.12 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 79°11’15” West, at a distance of 289.63 feet passing a 1/2” iron rod found at the northeast corner of said Thomas tract, continuing, in all a total distance of 374.77 feet to the POINT OF BEGINNING and containing 4.458 acres or 194,170 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 20

BEING a tract of land situated in the J. Wilson Survey, Abstract Number 1631, City of Arlington, Tarrant County, Texas, and being all of Lot 17R4-AR of the Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition, an addition to the City of Arlington, Texas as recorded in Cabinet A, Slide 12082 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being all of a tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in County Clerk’s Instrument Number D207298300 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows::

BEGINNING at a found PK Nail for the northeast corner of said Lot 17R4-AR and the southeast corner of Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T., said corner being on the westerly right-of-way line of State Highway No. 360 (350 feet wide public ROW), said corner being the beginning of a non-tangent circular curve to the left, having a radius of 11,634.16 feet and whose chord bears South 02 degrees 42 minutes 27 seconds East, a distance of 438.73 feet;

THENCE Southeasterly, along said westerly right-of-way line and along said circular curve to the left, through a central angle of 02° 09’ 39” and an arc distance of 438.75 feet to a 1/2” found iron rod with “CEI” stamp for the most northerly southeast corner of said Lot 17R4-AR and the most northerly northeast corner of Lot 17R2-AR of said Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition;

THENCE South 84° 58’ 35” West, departing said westerly right-of-way line and along the common line between said Lots 17R4-AR and 17R2-AR for part of the way, a distance of 20.00 feet to a 5/8” iron rod with cap found for corner;

THENCE South 04°02’03” East, continuing along said common line, a distance of 42.69 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84°58’35” West, continuing along said common line, a distance of 21.08 feet to a 5/8” found iron rod with “CEI” stamp for corner

THENCE South 05° 01’ 25” East, continuing along said common line, a distance of 10.92 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 78°10’36” West, continuing along said common line, a distance of 13.66 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 131.77 feet to a 5/8” found iron rod with “CEI” stamp for the point of curvature of a circular curve to the right, having a radius of 194.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 65.56 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the right, through a central angle of 19° 24’ 22” and an arc distance of 65.88 feet to a 5/8” found iron rod with “CEI” stamp for the point of reverse curvature of a circular curve to the left, having a radius of 205.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 69.27 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the left, through a central angle of 19° 24’ 22” and an arc distance of 69.60 feet to a 5/8” found iron rod with “CEI” stamp for the point of tangency;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 159.06 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE North 05° 01’ 25” West, continuing along said common line, a distance of 69.80 feet to a 5/8” iron rod with “KHA” stamp set for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 119.93 feet to a 5/8” found iron rod with “CEI” stamp for the north corner of said Lot 17R2-AR and a west corner of said Lot 17R4-AR, said corner being on the southeast line of Site 37 of the Twenty-Second Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-116, Page 22, P.R.T.C.T.;

THENCE North 42° 13’ 35” East, along the common line between said Lot 17R4-AR and the southeast line of said Site 37 and the southeast line of Site 33 of the Eighteenth Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-109, Page 66, P.R.T.C.T., a distance of 119.10 feet to a 3/8” found iron rod for the most southerly east corner of said Site 33 and an interior corner of said Lot 17R4-AR;

THENCE North 47° 46’ 25” West, continuing along the common line between said Lot 17R4-AR and said Site 33, a distance of 86.50 feet to a 5/8” found iron rod for corner;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 50.00 feet to a 1/2” found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 137.00 feet to a 3/8” found iron rod for the north corner of said Site 33 and the most westerly northwest corner of said Lot 17R4-AR, said corner being on the southeasterly right-of-way line of Six Flags Drive (100-feet wide public ROW);

THENCE North 42° 13’ 35” East, along said southeasterly right-of-way line, a distance of 40.00 feet to a 1/2” found iron rod for the most northerly northwest corner of said Lot 17R4-AR and the west corner of Site 14 of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-73, Page 59, P.R.T.C.T.;

THENCE South 47° 46’ 25” East, departing said southeasterly right-of-way line and along the common line between said Lot 17R4-AR and said Site 14, a distance of 137.00 feet to a 1/2” found iron rod for an interior corner of said Lot 17R4-AR and the south corner of said Site 14;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 217.00 feet to a found “X”-cut in concrete for an exterior corner of said Lot 17R4-AR and the west corner of said Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T.;

THENCE South 48° 22’ 25” East, departing the southeast line of said Site 14 and along the common line between said Lot 17R4-AR and said Site 17R2-C, a distance of 33.00 feet to a found PK nail for corner;

THENCE North 46° 29’ 27” East, continuing along said common line, a distance of 47.17 feet to a found PK nail for corner;

THENCE South 45° 13’ 45” East, continuing along said common line, a distance of 92.21 feet to a found PK nail for corner;

THENCE North 77° 56’ 15” East, continuing along said common line, a distance of 206.53 feet to the POINT OF BEGINNING and containing 5.531 acres, or 240,922 square feet of land, more or less.

SITE 22

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Exploration, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the southerly right-of-way line of State Highway No. 183 (variable width right-of-way), being the northwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas, also being the northeast corner of a tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567 and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas;

THENCE South 15° 28’ 57” East, leaving said right-of-way line and along common line of said Centreport and City of Fort Worth tracts, a distance of 535.63 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 15° 28’ 57” East, continuing along common line of said Centreport and herein described tract, a distance of 489.11 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,505.00 feet, and a chord bearing and distance of South 65° 52’ 44” West, 379.27 feet;

THENCE along said curve to the left, in a southwesterly direction, through a central angle of 14° 28’ 38”, an arc length of 380.28 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 30° 06’ 06” West, a distance of 489.09 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the right, having a radius of 1,994.00 feet, and a chord bearing and distance of North 66° 12’ 18” East, 503.70 feet;

THENCE along said curve to the right, in a northeasterly direction, through a central angle of 14° 30’ 43”, an arc length of 505.05 feet to the POINT OF BEGINNING and containing 4.969 acres (216,462 square feet) of land, more or less.

SITE 23

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Land Company, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the northerly right-of-way line of FAA Boulevard (110 foot right-of-way), and being the southwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas;

THENCE South 11° 40’ 23” West, leaving said right-of-way line and through said City of Fort Worth tract, a distance of 870.88 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 89° 52’ 15” East, a distance of 639.39 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00° 07’ 44” East, a distance of 350.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 52’ 16” West, a distance of 622.61 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,281.00 feet, and a chord bearing and distance of North 02° 52’ 25” West, 350.40 feet;

THENCE along said curve to the left, in a northwesterly direction, through a central angle of 15° 43’ 18”, an arc length of 351.50 feet to the POINT OF BEGINNING and containing 5.005 acres (218,035 square feet) of land, more or less.

SITE 24

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 4” (21.535 acres) conveyed to Chesapeake Land Company LLC as evidenced in a Special Warranty Deed recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, (D.R.T.C.T.), same being a portion of Lot 1, Block 2 of Trinity Bend Addition, an Addition to the City of Fort Worth, Texas, according to the Map of Plat thereof recorded in Volume 388-191, Page 86, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1-inch iron rod found for the northeast corner of said “Tract 4”, same being in the southerly right-of-way line of East 4th Street ( a variable width right-of-way), said iron rod also being on the west line of a tract of land described in deed to Tarrant County Water Control & Improvement District, recorded in Volume 2285, Page 370, D.R.T.C.T.;

THENCE South 00°39’42” East, departing the southerly right-of-way line of said East 4th Street, along the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, a distance of 471.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 89°20’18” West, leaving the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, across said “Tract 4”, a distance of 233.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°39’42” West, continuing across said “Tract 4”, a distance of 425.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly line of said “Tract 4”, said point being in the southerly right-of-way line of said East 4th Street, and being in a non-tangent curve to the right;

THENCE with the northerly line of said “Tract 4” and southerly right-of-way line of said East 4th Street the following courses and distances to wit:

          —Northeasterly, with said non-tangent curve to the right, through a central angle 11°16’41”, having a radius of 585.00 feet, a chord bearing and distance of North 73°23’29” East, 114.96 feet, an arc length of 115.15 feet to a 5/8-inch iron rod found with cap stamped “Dunaway Assoc. LP” for corner, and the end of said non-tangent curve;

          —North 82°51’16” East, a distance of 123.25 feet to the POINT OF BEGINNING and containing 2.429 acres (105,824 square feet) of land, more or less.

SITE 27

BEING a tract of land situated in the Thomas Harlow Survey Abstract No. 335 in the City of Cleburne, Johnson County, Texas, and being all of Lot 1, Block A of Phillips Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 164, Plat Records of Johnson County, Texas, and being a portion of that 13.09 acre tract of land conveyed to Chesapeake Exploration, LP, as evidenced by the Deed recorded in Volume 4183, Page 001, Deed Records of Johnson County, Texas, and being more fully described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of said Lot 1, Block A, same being on the south line of a tract of land conveyed to R.E. and Wanda Malone, as recorded in Volume 3232, Page 172, Deed Records of Johnson County, Texas;

THENCE with the common line of said Lot 1, Block A and said R.E. and Wanda Malone tract, North 58°16’04” East, a distance of 188.03 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the most northerly, northeast corner of said Lot 1, Block A;

THENCE departing the south line of said R.E. and Wanda Malone tract and along the common line of said Lot 1 and Lot 2, Block A of said Phillips Addition, the following courses and distances to wit;

—South 83° 42’ 39” East, a distance of 77.45 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 24° 43’ 56” East, a distance of 376.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 65° 16’ 04” West, a distance of 253.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—North 24° 43’ 56” West, a distance of 393.00 feet to the POINT OF BEGINNING and containing 2.336 acres (101,764 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 28

BEING a tract of land situated in the P.H. Ahler Survey Abstract No. 33 in the City of Fort Worth, Tarrant County, Texas, and being a portion of that same tract land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas, and being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for corner in the southerly right-of-way line of Texas and Pacific Railroad, said rod being the northeast corner of said Chesapeake tract and the northwest corner of Lot 1, Block 1 of the Nguyen Addition, as recorded in Cabinet B, Slide 3193, Plat Records, Tarrant County, Texas;

THENCE South 00° 40’ 56” East, leaving said southerly right-of-way line and along common line of said Chesapeake tract and said Lot 1, Block 1, a distance of 415.42 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 33’ 53” West, leaving said common line, a distance of 412.32 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the west line of said Chesapeake tract and the east line of a tract of land described to Donnie Calton, as recorded in Volume 13420, Page 245, Deed Records, Tarrant County, Texas, for corner;

THENCE North 00° 13’ 38” East, along the common line of said Chesapeake tract and said Calton tract, a distance of 562.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the southerly right-of-way line of said Texas and Pacific Railroad for corner;

THENCE South 70° 29’ 56” East, along the said southerly right-of-way line, a distance of 429.79 feet to the POINT OF BEGINNING and containing 4.583 acres (199,644 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 31

BEING a tract of land out of the J.C. Houston Abstract No. 720, City of Arlington, Tarrant County, Texas, being part of a called 9.124 acre tract of land described in Special Warranty Deed to North Texas Acquisition, recorded in Instrument No. D207391767, Official Public Records of Tarrant County, Texas, said tract also containing all of Lot 3, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-173, Page 14 Plat Records of Tarrant County, Texas and part of Lot 15, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 3291, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a “X” cut in concrete found in the northeast right-of-way line of U.S. Highway 287 (a variable width public right-of-way); said point being the southernmost corner of said Lot 15 and the northwest corner of Lot 10, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 2563, Plat Records of Tarrant County, Texas;

THENCE with said northeast right-of-way line, the following courses and distances:

—North 30°17’39” West, a distance of 125.52 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point a 3/4” iron rod found bears South 02°44’ West, a distance of 2.4 feet;
—North 30°17’39” West, a distance of 352.02 feet to a 1” iron rod found for corner;

—North 31°19’28” West, a distance of 179.64 feet to a “X” cut in concrete set for corner at the southwest corner of Lot 2 of the first referenced J.C. Houston Addition; from said point a “X” cut in concrete found bears North 80°20’ West, a distance of 1.1 feet;

THENCE departing said northwest right-of-way line and with the south line of said Lot 2, North 89°30’02” East, a distance of 263.50 feet to a 1/2” iron rod found for corner; said point being the southeast corner of said Lot 2

THENCE with the east line of said Lot 2, North 00°55’50” West, a distance of 141.62 feet to a “X” cut in concrete found for corner; said point being the northeast corner of said Lot 2 and the southeast corner of Lot 1, J.C. Houston Addition an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-150, Page 43, Plat Records of Tarrant County, Texas; said point also being the southeast corner of a tract of land described in deed to LV Development, LTD. recorded in Instrument No. D204309600, Official Public Records of Tarrant County, Texas; said point also being in Elrod Drive (a variable width private access easement);

THENCE with the south line of said LV Development, LTD. tract, North 88°50’48” East, a distance of 301.00 feet to a PK nail set for corner;

THENCE departing said south line, South 01°49’22” West, a distance of 669.95 feet to a “X” cut in concrete set for corner in the north line of said Lot 10;

THENCE with said north line, the following courses and distances:

—South 88°23’54” West, a distance of 132.00 feet to a “X” cut in concrete set for corner;
—South 60°21’52” West, a distance of 85.82 feet to the POINT OF BEGINNING and containing 5.774 acres or 251,513 square feet of land.

SITE 36

BEING a tract of land situated in the Hiram Blackwell Survey, Abstract No. 149, and being a portion of Tract A, Block 9, First Installment of Stoneridge Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-50, Page 61 of the Plat Records of Tarrant County, Texas, said tract being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the northeast corner of said Tract A, same being on the south right-of-way line of West Arkansas Lane (a called 80’ wide right-of-way);

THENCE South 00°01’36” East, leaving the south right-of-way line of said West Arkansas Lane and along the east line of said Tract A, a distance of 228.46 feet to a 5/8-inch iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE South 00° 01’ 36” East, continuing along the east line of said Tract A, a distance of 591.00 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southeast corner of said Tract A;

THENCE, along the southerly line of said Tract A, the following courses and distances to wit:

—South 89° 57’ 46” West, a distance of 45.34 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner, and being at the beginning of a curve to the right;
—Northwesterly, along said curve to the right, through a central angle of 18°36’00”, having a radius of 312.99 feet, and a chord bearing and distance of North 80°44’14” West,101.16 feet, an arc length of 101.61 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner;
—North 71° 26’ 14” West, a distance of 261.47 feet, to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 00° 01’ 36” West, leaving the south line of said Tract A, and across said Tract A, a distance of 491.33 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89° 58’ 24” East, continuing across said Tract A, a distance of 393.00 feet to the POINT OF BEGINNING and containing 4.990 acres (217, 353 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 37

BEING a tract of land out of the Isham Wallace Survey, Abstract No. 1677, City of Hurst, Tarrant County, Texas, being part of a called 10.110 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368724, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Chesapeake Land Company, L.L.C. tract, from which a 5/8” iron rod found in the west right-of-way line of Arthur Drive (a 50-foot wide right-of-way) bears North 84°34’20” East, a distance of 198.56 feet; said point being the northeast corner of said Chesapeake Land Company L.L.C. tract;

THENCE departing said north line, South 01°06’12” East, a distance of 384.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89°31’57” West, a distance of 572.00 feet to a 5/8” iron rod with “KHA” cap set for corner in the west line of said Chesapeake Land Company tract;

THENCE with said west line, North 14°38’25” East, a distance of 355.00 feet to a “X” cut in concrete found for corner; said point being the northwest corner of said Chesapeake Land Company, L.L.C. tract;

THENCE with the north line of said Chesapeake Land Company, L.L.C. tract, North 84°34’20” East, a distance of 477.00 feet to the POINT OF BEGINNING and containing 4.347 acres or 189,344 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 39

BEING a tract of land situated in the William J. Hayman Survey, Abstract Number 642, City of Arlington, Tarrant County, Texas, and being a portion of a called 16.37 acre tract described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in County Clerk’s Instrument No. D207376127 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 16.37 acre tract, same being the southwest corner of Lot 10 of W. Hayman Addition, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4054 of the Plat Records of Tarrant County, Texas;

THENCE North 00°23’56” West, along the common line of said 16.37 acre tract and Lot 10, a distance of 294.46 feet to a point for corner;

THENCE South 89°36’04” West, departing the common line of said 16.37 acre tract and Lot 10, across said 16.37 acre tract, a distance of 21.24 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE continuing across said 16.37 acre tract, the following courses and distances to wit:

—South 89°54’21” West, a distance of 448.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—North 01°08’39” East, a distance of 334.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—North 89°38’09” East, a distance of 439.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 00°23’56” East, a distance of 336.00 feet to the POINT OF BEGINNING and containing 3.410 acres (148,550 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 40

BEING a tract of land situated in the Thomas J. Hanks Survey, Abstract No. 644, City of Mansfield, Tarrant County, Texas, and being all of Lot 2, Block 1 of the Final Plat of Lots 1R, 2 and 3, Block 1, Mansfield Industrial Park, an addition to the City of Mansfield, as recorded in Instrument No. D209256733 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 13.95 acre tract of land described in Deed to Chesapeake Land Company, L.L.C,, as recorded in Instrument Number D2070391139, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch “Dunaway Assoc. L.P.” capped iron rod found for the east corner of said Lot 2 and said 13.95 acre tract, same being on the southwest line of Lot 1-R-1, Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition, an addition to the City of Mansfield, as recorded in Cabinet A, Slide 10361, P.R.T.C.T, said corner also being the north corner of a tract of land described in Quitclaim Deed to Percy L. Cook and Bethany Watson, as recorded in Instrument Number D206213641, of the Official Public Records of Tarrant County, Texas;

THENCE South 59° 04’ 37” West, departing the southwesterly line of said Block 1 of Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and along the common line between the southeast line of said Lot 2, Block 1, Mansfield Industrial Park and the northwest line of said Percy L. Cook and Bethany Watson tract and along the southeast line of said 13.95 acre tract, a distance of 329.00 feet to a 5/8-inch iron rod with “KHA” cap set for a south corner of said Lot 2, Block 1;

THENCE North 27° 51’ 41” West, departing said common line and along a southwest line of said Lot 2, and the northeast line of Lot 3 in said Block 1, a distance of 355.68 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 3, Block 1;

THENCE in a southwesterly direction, along the most northerly, southeast line of said Lot 2 and the northwest line of said Lot 3, the following:

South 60°12’16” West, a distance of 218.81 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 48°40’03” west, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 60°12’16” West, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the most westerly common corner of said Lots 2 and 3, same being on the northeast right-of-way line of Fifth Avenue (a 60’ wide right-of-way);

THENCE North 29°47’44” West, along the southwest line of said Lot 2 and the northeast right-of-way line of said Fifth Avenue, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the west corner of said Lot 2, same being the south corner of Lot 1R, Block 1 of said Mansfield Industrial Park;

THENCE in a northeasterly direction, departing the northeast right-of-way line of said Fifth Street and along the common line of said Lots 1R and 2, the following:

North 60°12’16” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 71°44’29” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 60°12’16” East, a distance of 535.82 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 2, same being on the southwest line of Lot 1-R-2, Block 1of aforesaid Stratoflex Addition;

THENCE South 29° 46’ 58” East, along the common line between the southwest line of said Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and the northeast line of said Lot 2, Block 1, a distance of 379.00 feet to the POINT OF BEGINNING and containing 3.083 acres (134,277 square feet) of land, more or less.

SITE 41

BEING a tract of land situated in the Ellis Littlepage Survey Abstract No. 971 in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 10.62 acre tract of land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas (D.T.R.C.T.), same being a portion of Block 1 of Dabney Addition, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-196, Page 86 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more fully described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Block 1, same being the southeast corner of said10.62 acre tract, said corner also being on the curving north right-of-way line of Sycamore School Road (a called 120’ wide right-of-way), said curve being a non-tangent curve to the left;

THENCE in a westerly direction, along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and along the arc of said curve to the left, through a central angle of 05°40’54”, having a radius of 2515.53 feet, a chord bearing of South 86°07’52” West, a chord distance of 249.35 feet and an arc length of 249.45 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

THENCE in a westerly direction, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and continuing along the arc of said curve to the left, through a central angle of 07°36’59”, having a radius of 2515.53 feet, a chord bearing of South 79°28’56” West, a chord distance of 334.15 feet and an arc length of 334.40 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the point of tangency of said curve;

THENCE South 75°40’ 26” West, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 49.98 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for a corner

THENCE North 10°13’53” West, leaving the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 453.71 feet to a 5/8-inch iron rod set with cap stamped “KHA” on the north line of said Block 1 and the north line of said 10.62 acre tract, same also being on the south line of Southridge Addition, according to the plat recorded in Volume 388-110, Pages 08 and 09, of the Plat Records of Tarrant County, Texas;

THENCE North 79°46’07” East, along the north line of said Block 1, the north line of said 10.62 acre tract and south line of said Southridge Addition, a distance of 384.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 10°13’53” East, leaving the north line of said Block 1, the north line of said 10.62 acre tract and the south line of said Southridge Addition, a distance of 448.47 feet to the POINT OF BEGINNING and containing 3.935 acres or 171,427 square feet of land, more or less.

SITE 42

BEING a tract of land situated in the I.& G.N. R.R. Co. Survey, Abstract Number 831, City of Burleson, Tarrant County, Texas, and being a portion of Lot 2, Block B, Alsbury Meadows, Phase III, an addition to the City of Burleson, Texas, recorded in Cabinet B, Slide 1246, Plat Records of Tarrant County, Texas, and also being a portion of a called Tract II, conveyed to Fort Worth Land, L.L.C., as evidenced in a General Warranty Deed recorded under Instrument Number D207400327 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8 inch found iron rod, the east corner of said Lot 2 and being in the northwesterly line of that certain tract of land described in the Special Warranty Deed to MDK Burleson, LP, executed May 9, 2006, recorded in Volume 8119, Page 1857, said Deed Records;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 199.64 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 294.36 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 30°29’33” West, leaving the common line of said Lot 2 and said MDK Burleson tract, a distance of 260.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 59°04’36” East, a distance of 291.90 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 30°29’04” East, a distance of 260.00 feet to the POINT OF BEGINNING and containing 1.751 acres or 76,536 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 43

BEING a tract of land out of the J.W. Henderson Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 45.83 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. 07-049804, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the southerly terminus of Warren Street (an 80-foot wide public right-of-way); said point being the northernmost northwest corner of said North Texas Acquisition, L.L.C. tract and being a northeast corner of a tract of land described in deed to MKP Associates, Inc. recorded in Volume 3800, Page 737, Official Public Records of Johnson County, Texas;

THENCE with the north line of said North Texas Acquisition, L.L.C. tract, South 88°15’35” East, a distance of 404.77 feet to a point in the west line of Missouri, Kansas and Texas Railroad (a 100-foot wide private right-of-way), from which a 5/8” iron rod found bears South 08°46’ East, a distance of 0.4 feet;

THENCE with said west right-of-way line, South 05°43’36” East, a distance of 1343.14 feet to a point;

THENCE departing said west right-of-way line, North 88°56’35” West, a distance of 121.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 01°03’25” West, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 88°56’35” West, a distance of 475.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 01°03’25” East, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 88°56’35” East, a distance of 475.00 feet to the POINT OF BEGINNING and containing 3.533 acres or 153,900 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 44

BEING a tract of land situated in the J.M. Robinson Survey, Abstract No. 1346, Haltom City, Tarrant County, Texas, and being part of Lots 4 and 5, Block J, of Fossil Ridge Addition, an Addition to Haltom City, Texas, according to the plat recorded in Cabinet A, Slide 4822, of the Plat Records of Tarrant County, Texas, same being part of a called 38.427 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Instrument No. D207416231, and being more particularly described as follows;

BEGINNING at a 1/2-inch iron rod found at the common northerly corner of said Lots 4 and 5, Block J, of Fossil Ridge Addition, same being on the southerly right of way line of Fossil Ridge Circle, a called 60-foot right of way, and also being at the beginning of a curve to the left, through a central angle of 12°43’13”, a radius of 830.00 feet and a chord bearing and distance of North 84°06’11” East, 183.89 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 184.27 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 14°12’59” West, departing the southerly right of way line of said Fossil Ridge Circle, a distance of 731.55 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 75°47’01” West, a distance of 370.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 14°12’59” East, a distance of 644.52 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the southerly right of way line of said Fossil Ridge Circle same being at the beginning of a curve to the left, through a central angle of 13°45’12”, a radius of 830.00 feet and a chord bearing and distance of South 82°39’37” East, 198.76 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 199.23 feet to the POINT OF BEGINNING and containing 5.716 acres (248,970 sq. ft.) of land, more or less.

SITE 46

BEING a tract of land situated in the Elizabeth MC Anear Survey Abstract No. 1005 in the City of Mansfield, Tarrant County, Texas, and being all of a called 4.304 acre tract of land conveyed to Fort Worth Land, LLC, as evidenced in a General Warranty Deed recorded in Document No. D207442934 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod set with cap stamped “KHA” for the south corner of said 4.304 acre tract, same being on the northwesterly line of Lot 1, Block 1 of Heritage Business Park, an Addition to the City of Mansfield, Texas, according to the Map or Plat thereof recorded in Volume 388-205, Page 66 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the occupied southeasterly right of way line of Mitchell Road, from said iron rod, a found 3/8-inch iron rod bears South 16°09’24” East, 6.96 feet and a found 5/8-inch capped iron rod bears South 35°05’48” West, 36.30 feet;

THENCE North 30°41’41” West (called North 30°18’40” West), departing the northwesterly line of said Lot 1, Block 1 and the occupied southeasterly right of way line of said Mitchell Road, along the southwesterly line of said 4.304 acre tract and the approximate centerline of a 20’ wide asphalt road known as said Mitchell Road (a variable width right of way, no record found), a distance of 620.90 feet (called 612.61 feet) to a PK nail set in said asphalt road for the west corner of said 4.304 acre tract, said nail also being on the southerly line of a 100’ wide tract of land described in the deed to the Fort Worth and New Orleans Railroad Company (now known as the Southern Pacific Railroad), recorded in Volume 45, Page 95, D.R.T.C.T.;

THENCE South 75°05’42” East (called South 75°18’25” East), departing said Mitchell Road, along the northerly line of said 4.304 acre tract and the southerly line of said 100’ wide railroad right of way, a distance of 861.22 feet (called 865.54 feet) to a 5/8-inch iron rod set with cap stamped “KHA” for the easterly corner of said 4.304 acre tract, same being the most northerly corner of aforesaid Lot 1, Block 1;

THENCE South 58°46’25” West (called South 59°38’41” West), departing the southerly line of said 100’ wide railroad right of way, along the southeasterly line of said 4.304 acre tract and the northwesterly line of said Lot 1, Block 1, a distance of 602.59 feet (called 612.05 feet) to the POINT OF BEGINNING and containing 4.294 acres or 187,067 square feet of land, more or less.

SITE 47

BEING a tract of land out of the James W. Henderson Survey Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 14.460 acre tract of land described in Special Warranty Deed to Tarrant FW Properties, L.L.C., recorded in Volume 4250, Page 506, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with cap found in the northwest line of Lot 6, Block 24, The Gardens, an addition to the City of Burleson Texas according to the plat recorded in Volume 1, Page 281, Plat Records of Johnson County, Texas; said point being the southernmost corner of said Tarrant FW Properties, L.L.C. tract and the southeast corner of a tract of land described in deed to J.B. Stevens Company, Inc. recorded in Volume 436, Page 251, Deed Records of Johnson County, Texas;

THENCE North 45°14’44” West, with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 377.79 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 45°14’44” West, continuing with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 0.92 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE departing said south line, North 31°31’56” East, a distance of 446.22 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°22’00” West, a distance of 12.06 feet to a 5/8” iron rod with cap found for corner on the northwesterly line of said Tarrant FW Properties, L.L.C. tract;

THENCE with the northwesterly line of said Tarrant FW Properties, L.L.C. tract, North 44°36’17” East, a distance of 82.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said northwesterly line, South 58°28’04” East, a distance of 357.82 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 31°33’21” West, a distance of 530.15 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°26’39” West, a distance of 363.73 feet to the POINT OF BEGINNING and containing 4.443 acres or 193,545 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 49

BEING a tract of land situated in the H. D. Thompson Survey, Abstract Number 1507, Tarrant County, Texas, and being a portion of Lot 36 and Lot 37, H. D. Thompson Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6239, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a tract of land conveyed to Chesapeake Land Company, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D207454291 and a portion of a called 1.707 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208021742, both of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 36, same being on the east line of Champlin West Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-52, Page 71, P.R.T.C.T., said iron rod also being on the north right of way line of West Division Street (a called 110’ wide right of way);

THENCE North 00°00’25” East, departing the north right of way line of said West Division Street, along the west line of said Lot 36 and along the east line of said Champlin West Addition, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°20’55” East, departing the west line of said Lot 36 and the east line of said Champlin West Addition, passing the common line of said Lots 36 and 37, continuing for a total distance of 245.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°00’25” West, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 37, same being the north right of way line of aforesaid West Division Street;

THENCE South 89°20’55” West, along the north right of way line of said West Division Street, along the south line of said Lot 37, passing a 5/8 inch found iron rod with yellow cap “KSC” for the south common corner of said Lots 37 and 36, at a distance of 44.98 feet, continuing along the south line of said Lot 36, for a total distance of 245.00 feet to the POINT OF BEGINNING and containing 1.890 acres (82,320 square feet) of land, more or less.

SITE 50

BEING a tract of land out of the Nathan McDow Survey Abstract No. 597, City of Cleburne, Johnson County, Texas, being all of Lot 2R, Block 1, Ensign-Bickford Addition, an addition to the City of Cleburne, Texas according to the plat recorded in Slide D, Volume 10, Page 162, Plat Records of Johnson County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for the southwest corner of said Lot 2R;

THENCE with the west line of said Lot 2R, Block 1, North 01°38’11” East, a distance of 227.49 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Lot 2R;

THENCE departing said west line and continuing along the west line of said Lot 2R, Block 1, North 30°47’06” East, a distance of 211.00 feet to a 5/8” iron rod with “KHA” cap set for the north corner of said Lot 2R;

THENCE with the northeast line of said Lot 2R, South 54°15’51” East, a distance of 448.00 feet to a 5/8” iron rod with “KHA” cap set for the east corner of said Lot 2R;

THENCE with the southeast line of said Lot 2R, South 50°50’09” West, a distance of 245.79 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 2R;

THENCE with the south line of said Lot 2R, North 88°21’49” West, a distance of 287.68 feet to the POINT OF BEGINNING and containing 2.849 acres or 124,077 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 52

BEING a tract of land situated in the H. G. Catlett Survey No. 16, A-178, City of Burleson, Johnson County, Texas, and being a part of a called 18.90 acres of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Volume 4264, Page 648, of the Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument (leaning) found for the most easterly, northeast corner of said 18.90 acre tract, same being the east corner of a visibility clip at the intersection of the south line of a Public Access Easement, Utility Easement & Drainage Easement, known as Mockingbird, as recorded in Volume 8, Page 678, Plat Records, Johnson County, Texas and the northwesterly right-of-way line of State Highway 174 (Wilshire Boulevard, a variable width public right of way);

THENCE South 34°43’47” West, along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 425.90 feet to a concrete monument found for a corner at the beginning of a curve to the left, having a central angle of 03°15’04”, a radius of 5809.65 feet and a chord bearing and distance of South 33°06’15” West, 329.61 feet;

THENCE along said curve to the left and also along the northwesterly right of way line of said State Highway No. 174, an arc length of 329.66 feet;

THENCE North 56°16’41” West, departing the northwest right-of-way line of said State Highway 174, a distance of 60.07 feet to a 5/8” iron rod with cap stamped “KHA” set for corner, same being the POINT OF BEGINNING;

THENCE South 33°43’19” West, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 56°16’41” West, a distance of 250.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 33°43’19” East, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE South 56°16’41” East, a distance of 250.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 53

BEING a tract of land situated in the J. Balch Survey Abstract No. 82, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a tract of land conveyed to Chesapeake Land Development Company, L.L.C., as evidenced by a Correction General Warranty Deed recorded in Instrument No. D209086194 the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 1R1 of Holman Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 8951 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an “X” cut set for the southwest corner of said Lot 1R1, same being the intersection of the east right-of-way line of Stark Street (a called 50’ wide right-of-way) with the north right-of-way line of Craig Street (a called 60’ wide right-of-way), from said corner, a found 1/2-inch iron rod bears North 76°03’54” East, 3.47 feet and a found aluminum disk bears North 60°58’27” West, 1.62 feet;

THENCE NORTH, along the common line of said Lot 1R1 and Stark Street, a distance of 363.36 feet to a 1/2-inch iron rod with cap found for the northwest corner of said Lot 1R1, said point being on the south line of Lot 4-R of McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-71, Page 496, P.R.T.C.T.;

THENCE North 89°35’55” East, departing the east right-of-way line of said Stark Street, along the common line of said Lots 1R1 and 4-R, a distance of 145.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, continuing along the common line of said Lots 1R1 and 4-R, a distance of 44.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89°35’55” East, continuing along the common line of said Lots 1R1 and 4-R, at a distance of a called 98.00 feet, passing the southwest corner of Lot 3 of the R. G. McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-D, Page 309, P.R.T.C.T., continuing along the common line of said Lots 1R1 and 3 for a total distance of 140.60 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision;

THENCE SOUTH, departing the common line of said Lots 1R1 and 3, along the common line of said Lots 1R1 and 2R, a distance of 320.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision, same being on the north right-of-way line of aforesaid Craig Street;

THENCE South 89°50’00” West, along the south line of said Lot 1R1 and the north right-of-way line of said Craig Street, a distance of 285.59 feet to the POINT OF BEGINNING and containing 2.244 acres (97,754 square feet) of land, more or less.

SITE 54

BEING a tract of land situated in the Heirs of Hays Covington Survey, Abstract No. 256, City of Fort Worth, Tarrant County, Texas, and being all of Lots 5, 6, 7 and 8, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-A, Page 121 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a tract of land conveyed to Tarrant FW Properties, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208011085 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the northeast corner of said Lot 8, Block 9, same being the northwest corner of Lot 9-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet B, Slide 1374, P.R.T.C.T., said iron rod also being on the south right of way line of Albert Avenue (a called 50’ wide public right of way);

THENCE South 00°01’28” East, departing the south right of way line of said Albert Avenue, along the east line of said Lot 8, Block 9, the west line of said Lot 9-R, Block 9 and the west line of Lot 10-R, Block 9 as depicted in said Cabinet B, Slide 1374, a distance of 379.76 feet to a 5/8-inch iron rod found for the southeast corner of said Lot 8 and the southwest corner of said Lot 10-R, same being the north common corner of Lots 16 and 17, Block 9 as depicted in said Volume 388-A, Page 121;

THENCE West, along the south line of aforesaid Lots 8, 7, 6, and 5, Block 9, the north line of Lots 17, 18 and 19, Block 9, as depicted in said Volume 388-A, Page 121 and the north line of Lot 19-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4207, P.R.T.C.T. a distance of 448.00 feet to a 5/8-inch “KHA” capped iron rod set for the south common corner of said Lot 5 and Lot 4 in said Block 9;

THENCE North 00°01’28” West, departing the north line of said Lot 19-R and along the common line of said Lots 4 and 5, a distance of 380.69 feet to a 5/8-inch “KHA” capped iron rod set for the north common corner of said Lots 4 and 5, same being on the south right of way line of aforesaid Albert Avenue;

THENCE South 89°52’52” East, along the south right of way line of said Albert Avenue and the north line of aforesaid Lots 5, 6, 7 and 8, Block 9, a distance of 448.00 feet to the POINT OF BEGINNING and containing 3.910 acres (170,340 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 56

BEING a tract of land situated in the H. G, Catlett Survey, Abstract Number 181, Johnson County, Texas, and being a portion a called 9.496 acre tract of land described in the Deed to North Texas Acquisition, L.L.C., executed January 15, 2008, recorded in Volume 4272, Page 658, Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch found iron rod with yellow cap stamped “Dunaway Assoc., L.P., for the west corner of said “Tract One”, being in the northeasterly right-of-way line of said N. W. John Jones Drive, from which, an “X” cut in concrete found for the south corner of said “Tract Two”, bears South 45°19’41” East, a distance of 579.78 feet;

THENCE, North 45°21’59” West, with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 80.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, North 45°21’59” West, continuing with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 44°38’12” East, leaving the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 300.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 45°21’59” East, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 44°38’12” West, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.596 acres (113,100 square feet) of land, more or less.

SITE 57

BEING a tract of land in the W. W Wilburn Survey, Abstract No. 1639, City of Benbrook, Tarrant County, Texas, being part of a called 20.053 acre tract of land as described in deed to Tarrant FW Properties, L.L.C., recorded in County Clerk’s File No. D208017602 Deed Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the south right-of-way line Farm To Market Highway No. 2871 (a 160 foot wide right-of-way) said point being the northeast corner of Lot 5, Block 1 of Whitestone Ranch Phase I, an addition to the city of Benbrook as recorded in Cabinet A, Page 6732 Plat Records Of Tarrant County, Texas;

THENCE with said south right-of-way line, South 28°11’28” East, at a distance of 252.21 feet to a 5/8” iron rod with “KHA” cap set for corner and the POINT OF BEGINNING;

THENCE continuing with said south right-of-way line, South 28°11’28” East, at a distance of 365.83 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE South 53°57’09” West, leaving said south right-of-way line and across said 20.053 acre tract, a distance of 350.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 29°46’00” West, a distance of 414.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 61°50’09” East, a distance of 358.10 feet to the POINT OF BEGINNING and containing 3.157 acres or 137,519 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 58

BEING a tract of land located in the J. O’Daniel Survey, Abstract No. 1186, in the City of Arlington, Tarrant County, Texas, being a portion of a called 4.631 acre tract of land conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208443823, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNINING at a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northeast corner of said 4.631 acre tract, same being on the west line of a called 54.25 acre tract of land conveyed to Peyco Family, Ltd., as evidenced in a Deed recorded in Volume 10897, Page 2138, D.R.T.C.T.;

THENCE South 00°25’51” East, along the east line of said 4.631 acre tract and the west line of said 54.25 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southeast corner of said 4.631 acre tract;

THENCE South 89°37’05” West, along the south line of said 4.631 acre tract, a distance of 517.45 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southwest corner of said 4.631 acre tract;

THENCE North 00°22’55” West, along the west line of said 4.631 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northwest corner of said 4.631 acre tract;

THENCE North 89°37’05” East, along the north line of said 4.631 acre tract, a distance of 517.12 feet to the POINT OF BEGINNING and containing 4.631 acres (201,742 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Partial Assignment of Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 61

BEING a tract of land situated in the J. Brannon Survey, Abstract Number 156, located in the City of Grand Prairie, Tarrant County, Texas, being a part of a called 6.553 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D208044631 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found in the proposed curving westerly right-of-way line of Lakeridge Parkway (a variable width public right-of-way) for the southeasterly corner of the beforementioned 6.553 acre tract, same being the northeasterly corner of a called 1.346 acre Save & Except tract described in deed to Lake Parks Joe Poole Communities, Ltd., recorded under Instrument Number D207124813 of the Deed Records of Tarrant County, Texas;

THENCE leaving the proposed westerly right-of-way line of Lakeridge Parkway with the common line of the 6.553 acre and the 1.346 acre tracts, North 68°00’55” West, a distance of 360.35 feet to a 5/8-inch iron rod found in the southeasterly line of a 100-foot wide Texas Power & Light Company easement, recorded in Volume 2549, Page 499 of the Deed Records of Tarrant County, Texas, for the southwesterly corner of the 6.553 acre tract, same being the northwesterly corner of the 1.346 acre tract;

THENCE with the southeasterly line of the 100-foot wide Texas Power & Light Company easement and the northwesterly line of the 6.553 acre tract, North 23°59’45” East, a distance of 358.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE leaving the southeasterly line of the 100-foot wide Texas Power & Light Company easement and across the 6.553 acre tract, South 66°35’20” East, a distance of 392.34 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the easterly line of said 6.553 acre tract, same being in the proposed curving westerly right-of-way line of Lakeridge Parkway and the beginning of a non-tangent curve to the left;

THENCE with the easterly line of said 6.553 acre tract and the proposed westerly right-of-way line of Lakeridge Parkway, Southwesterly, with the curve to the left, through a central angle of 16°08’04”, having a radius of 1250.00 feet, and a chord bearing and distance of South 29°15’38” West, 350.84 feet, an arc distance of 352.00 feet to the POINT OF BEGINNING and containing 2.985 acres (130,032 square feet) of land.

SITE 62

BEING a tract of land situated in the W. Gray Survey, Abstract Number 635, in the City of Fort Worth, Tarrant County, Texas, being part of Block 7 of the Fort Worth Stock Yards Company, an addition to the City of Fort Worth, Tarrant County, Texas, thereof recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being a portion of that certain tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208054486 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a found concrete monument with a brass disk stamped “SW COR 7” for the southwest corner of Block 7 of the beforementioned Fort Worth Stock Yards Company and being the intersection of the north right-of-way line of Twenty Ninth Street (called ±58’ wide right-of-way) with the easterly right-of-way line of Commerce Street (called ±58 wide right-of-way);

THENCE North 15°18’52” West, along said easterly right-of-way line and the westerly line of said Block 7, a distance of 674.28 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner and being the POINT OF BEGINNING;

THENCE North 15°18’52” West, continuing along said easterly right-of-way line and the westerly line of said Block 7, a distance of 415.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE North 89°41’08” East, leaving the said easterly right-of-way line, a distance of 207.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 39°46’58” East, a distance of 519.80 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 89°44’26” West, a distance of 430.00 feet to the POINT OF BEGINNING and containing 2.932 acres (127,694 square feet) of land, more or less.

SITE 64

BEING a tract of land out of the Rector Collins Survey Abstract No. 351, City of Fort Worth, Tarrant County, Texas, being all of “Tract Two”, called 2.956 acres, described in Special Warranty Deed to Tarrant FW Properties, L.L.C. recorded in Instrument No. D208056121, Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the northeast corner of said Tract Two, same being the northwest corner of Lot 8, Block 19 of North Meadowbrook Estates, an addition to the City of Fort Worth, recorded in Volume 388-194, Page 6, Plat Records of Tarrant County, Texas, said corner also being on the south right-of-way line of Ederville Road (a 68-foot wide public right-of-way);

THENCE with the east line of said Tract Two and the west line of Block 19 of said North Meadowbrook Estates, South 00°33’33” East, a distance of 422.47 feet to a 1/2” iron rod found for the southeast corner of said Tract Two and the southwest corner of said Block 19, same being on the north line of a tract of land described as “Tract II” in deed to CSCL L.P. recorded in Instrument No. D204311921, Official Public Records of Tarrant County, Texas;

THENCE with the south line of said Tract Two and the north line of said Tract II, South 89°51’37” West, a distance of 312.77 feet to a 1/2” iron rod found for the southwest corner of said Tract Two and the northwest corner of said Tract II, same being on the east line of Block 22 of Town of Ederville, an addition to Tarrant County according to the plat recorded in Volume 388-A, Page 38, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Tract Two and the east line of said Block 22, North 01°02’29” West, a distance of 93.55 feet to a 5/8” iron rod with “KHA” cap set for corner at the southeast corner of the terminus of Eder Street (a 70-foot wide public right-of-way), said point also being the northeast corner of said Block 22;

THENCE continuing with the west line of said Tract Two, along the east right-of-way line of said Eder Street and the east line of Block 15 of said Town of Ederville, North 00°57’43” West, a distance of 303.37 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Tract Two, same being on the south right-of-way line of aforesaid Ederville Road;

THENCE with the north line of said Tract Two and the south right-of-way line of said Ederville Road, North 85°13’33” East, a distance of 316.54 feet to the POINT OF BEGINNING and containing 2.956 acres or 128,768 square feet of land.

The bearings for this survey are based on a bearing of North 00°57’43” West, for the east terminus of Eder Street according to said Tarrant FW Properties, L.L.C. Special Warranty Deed.

SITE 65

BEING a tract of land situated in the W. W. Warnell Survey, Abstract Number 1612, City of Arlington, Tarrant County, Texas, and being a portion of a called 12.949 acre tract of land, conveyed to Tarrant FW Properties, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D208071426, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod found for the northeast corner of said 12.949 acre tract, and the northwest corner of Lot 1, Hixson Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 7738, of the Plat Records of Tarrant County, Texas, said iron rod also being in the south line of that certain “called 1.055 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, said Deed Records, from which, a 1/2 inch found iron rod for the northeast corner of said Lot 1 bears North 89°53’41” East, a distance of 210.02 feet;

THENCE, South 00°23’17” East, along the common line of said 12.949 acre tract and said addition, at a distance of 454.97 feet, pass the common west corner of Lot 5, said Hixson Addition and Lot 7, W. W. Warnell Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-198, Page 14, said Plat Records, and continuing with the common line of said 12.949 acre tract and said Warnell Addition, in all, a total distance of 495.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, South 89°57’14” West, departing the east line of said 12.949 acre tract and the west line of said Warnell Addition, a distance of 548.20 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the west line of said 12.949 acre tract and the east line of a called 4.96 acre tract, conveyed to John R. Sheffield as evidenced in a Deed recorded in Volume 14556, Page 208,D.R.T.C.T.;

THENCE, North 00°28’15” West, along the west line of said 12.949 acre tract, the east line of said 4.96 acre tract and the east line of that certain tract of land described in the Warranty Deed, to William C. Rayburn, recorded in Volume 6512, Page 392, D.R.T.C.T., passing the common east corner of said Rayburn tract and that certain tract of land described in the Warranty Deed, to William P. Rayburn et ux Charlene S. Rayburn, executed May 5, 1967, recorded in Volume 6512, Page 388, D.R.T.C.T., and continuing for a total distance of 495.00 feet, to a 1/2 inch found iron rod (Controlling Monument) for the northwest corner of said 12.949 acre tract, being the southwest corner of that certain “called 0.932 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, D.R.T.C.T.;

THENCE, North 89°57’14” East, passing the common south corner of said “called 0.932 acre tract” and that certain “called 0.63 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 0.63 acre” tract, passing the common south corner of said “called 0.63 acre tract” and said “called 1.055 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 1.055 acre” tract a distance of 548.92 feet to the POINT OF BEGINNING and containing 6.233 acres (271,532 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 66

BEING a tract of land situated in the Elizabeth Jones Survey, Abstract Number 841, City of Fort worth, Tarrant County, Texas, and part of Lot 30R, Block 9, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Cabinet A, Slide 12523, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and part of that certain tract of land described in the Special Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208086631, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found for the southeast corner of said Fort Worth Land, L.L.C., tract, same being in the west line of Lot 5, being the southeast corner of said Lot 30R and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, P.R.T.C.T.;

THENCE, South 89°58’43” West, along the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 298.00 feet to a 5/8 inch set iron rod with cap stamped “KHA”;

THENCE, North 00°02’38” West, departing the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 496.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, North 89°35’39” East, a distance of 298.01 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the east line of said Fort Worth Land, L.L.C., tract, the east line of said Lot 30R and the west line of a tract of land conveyed to James M. Pedigo and wife Sheila K. Pedigo as described in a Deed recorded in Volume 16324, Page 337, D.R.T.C.T.;

THENCE, South 00°02’38” East, along the east line of said Lot 30R the east line of said Fort Worth Land, L.L.C., tract, the west line of said Pedigo tract, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Judith C. Wright Williams, executed April 20, 1979, recorded in Volume 6724, Page 977, said Deed Records, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Karl B. Williams and wife Judith C. Williams, executed January 11, 1984, recorded in Volume 7729, Page 1420, said Deed Records, and the west line of Lot 5, Block 1, Welborn View Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-87, Page 23, said Plat Records, to a 1/2 inch found iron rod in the west line of said Lot 5, being the southeast corner of said Lot 30 and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, said Plat Records, a distance of 498.00 feet, to the POINT OF BEGINNING and containing 3.400 acres (148,106 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 67

BEING a tract of land out of the S.B. Hopkins Survey, Abstract No. 671, City of Fort Worth, Tarrant County, Texas, being part of a called 5.837 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208090859, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 2, Block 3, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 1255, Page 306, Deed Records of Tarrant County, Texas and part of Block 2-R, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume B, Page 1675, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set at the intersection of the west right-of-way line of Sandy Lane (a variable width public right-of-way) and the south right-of-way line of Anderson Boulevard (a 60-foot wide public right-of-way, Volume 1255, Page 306, Deed Records of Tarrant County, Texas);

THENCE with said west right-of-way line, South 38°06’35” West, a distance of 571.92 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of a tract of land described in Special Warranty Deed to Abaco Properties, Inc. recorded in Instrument No. D200029728, Official Public Records of Tarrant County, Texas;

THENCE departing said west right-of-way line and with the north line of said Abaco Properties tract and the south line of said Lot 2, Block 3, West, at a distance of 248.37 feet, passing a 1/2” iron rod with cap found at the southeast corner of said Block 2-R, continuing with the south line of said Block 2-R, in all a total distance of 338.37 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being a re-entrant corner of said Block 2-R and being the northwest corner of said Abaco Properties, Inc. tract;

THENCE North, a distance of 450.00 feet to a 5/8” iron rod with “KHA” cap set in said south right-of-way line of Anderson Boulevard; said point being the northernmost northeast corner of said Block 2-R;

THENCE with said south right-of-way line, East, a distance of 691.34 feet to the POINT OF BEGINNING and containing 5.319 acres or 231,686 square feet of land.

SITE 68

BEING a tract of land situated in the B. B. B. & C. RR. Co. Survey, Abstract No. 218, in the City of White Settlement, Tarrant County, Texas and being a portion of Site 7-A and Site 7-B, Western Hills Park, Third Section, an addition to the City of White Settlement, recorded in Cabinet B, Slide 1-6 in the Plat Records of Tarrant County, Texas, and being a portion of a called 11.75 acre tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208099301 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the east line of South Las Vegas Trail (an 80-foot right-of-way), said point being the northwest corner of said 11.75 acre tract and the northwest corner of said Site 7-A and the southwest corner of Block J of Melody Park, an addition to the City of White Settlement, recorded in Volume 388-S, Page 82, in the Plat Records of Tarrant County, Texas;

THENCE South 89°37’00” East, departing the east line of said South Las Vegas Trail, along the common line of said 11.75 acre tract and said Block J and the north line of said Sites 7-A and 7-B, passing at a distance of 265.98 feet, a 1/2-inch iron rod found for the common north corner of said Site 7-A and Site 7-B, continuing for a total distance of 477.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE South 00°23’00” West, departing the common line of said Site 7-B, said 11.75 acre tract and said Block J, a distance of 424.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE North 89°37’00” West, a distance of 465.26 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner, said point being on the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A and the easterly line of said South Las Vegas Trail, and being in a non-tangent curve to the right;

THENCE northerly, along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, with said curve to the right, through a central angle of 07°57’40”, having a radius of 1524.01 feet, and a chord bearing and distance of North 03°10’52” West, 211.58 feet, an arc length of 211.75 feet to a 1/2-inch iron rod found for corner;

THENCE North 00°45’55” East, continuing along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, a distance of 212.83 feet to the POINT OF BEGINNING and containing 4.633 acres (201,828 square feet) of land, more or less.

SITE 69

BEING a tract of land out of the W.J. Morgan Survey Abstract No. 1092, City of Fort Worth, Tarrant County, Texas, being part of a called 12.54 acre tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208126795, Official Public Records of Tarrant County, Texas, said tract also being part of Block A, Westcliff, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-41, Page 34, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southwest right-of-way line of Interstate Highway 20 (a variable width public right-of-way); said point being the northernmost corner of a tract of land described in deed to Southwestern Bell Telephone recorded in Volume 3826, Page 54 Deed Records of Tarrant County, Texas; said point also being the northeast corner of said Block A;

THENCE departing said southwest right-of-way line with the northwest line of said Southwestern Bell Telephone tract, South 29°13’43” West, a distance of 328.97 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point, an aluminum disk found bears South 29°13’43” West, a distance of 15.23 feet; said point being the westernmost corner of said Southwestern Bell Telephone tract;

THENCE departing said northwest line, North 60°46’17” West, a distance of 471.57 feet to a “PK” nail set for corner;

THENCE North 45°16’43” East, a distance of 319.65 feet to a “X” cut in concrete set for corner in said southwest right-of-way line of Interstate Highway 20;

THENCE with said southwest right-of-way line, South 64°01’25” East, a distance of 383.82 feet to the POINT OF BEGINNING and containing 3.110 acres or 135,462 square feet of land.

SITE 78

BEING a tract of land out of the Henry McGehee Survey, Abstract No. 998, City of Mansfield, Tarrant County, Texas, being part of a called 16.08 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded in Instrument No. D208150598, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a point in the south right-of-way line of Debbie Lane (a variable width public right-of-way); said point being the northwest corner of Lot 1, Hunter’s Row at Walnut Creek, Section One, an addition to the City of Mansfield, Texas according to the plat recorded in Cabinet A, Page 4150, Plat Records of Tarrant County, Texas; from said point a 1/2” iron rod found bears North 57°07’ West, a distance of 0.7 feet;

THENCE departing said south right-of-way line and with the west line of said Hunter’s Row at Walnut Creek, South 30°21’36” East, a distance of 662.58 feet to a point in the west line of Lot 7, Hunter’s Row at Walnut Creek;

THENCE departing said west line, South 59°38’24” West, a distance of 200.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 59°38’24” West, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 30°21’36” West, a distance of 300.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 59°38’24” East, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 30°21’36” East, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.583 acres or 112,500 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 82

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 182, located in Johnson County, Texas, and being part of a called 7.500 acre tract of land as described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Volume 4356, Page 0162, Official Public Records, Johnson County, Texas, said tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the southeast right-of-way line of County Road No. 1020 (a variable width public right-of-way); said point bears North 44°47’19” East, a distance of 23.70 feet from a 1” iron pipe found at the westernmost corner of said North Texas Acquisition, L.L.C. tract;

THENCE along said southeast right-of-way line, North 44°47’19” East, a distance of 225.00 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being the westernmost corner of a tract of land described in deed to Ronald L. Fisher and Rebecca E. Fisher, recorded in Volume 1927, Page 259, Deed Records, Johnson County, Texas;

THENCE departing said southeast right-of-way line and with the southwest line of said Fisher tract, South 44°21’23” East, a distance of 420.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said southwest line, South 44°47’19” West, a distance of 214.51 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°47’15” West, a distance of 419.97 feet to the POINT OF BEGINNING and containing 2.119 acres or 92,287 square feet of land.

SITE 83

BEING a tract of land situated in the G. W. COONROD SURVEY, ABSTRACT No. 292, in the City of Arlington, Tarrant County, Texas, and being a portion of Tract B, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-96, Page 46, Plat Records, Tarrant County, Texas, (P.R.T.C.T.) and being a portion of Tract C-R, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. and being a portion of a called Tract 1 as conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D208201855, Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and a portion of a called 8.528 acre tract of land conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D2082031155, (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 8.528 acre tract, said point being the southwest corner of said Tract C-R and the southeast corner of Tract D, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. said iron rod also being on the north right-of-way line of Washington Drive, (an 80-foot wide public right-of-way);

THENCE NORTH, departing the north right-of-way line of said Washington Drive, along the common line of said Tract C-R and Tract D and along the west line of said 8.528 acre tract, a distance of 753.21 feet to a 5/8-inch iron rod found for the northerly common corner of said Tract C-R and Tract D and the northwest corner of said 8.528 acre tract;

THENCE South 89°13’00” East, departing the common line of said Tract C-R and Tract D, along the north line of said Tract C-R and the north line of said 8.528 acre tract, a distance of 475.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, departing the north line of said Tract C-R, the north line of said 8.528 acre tract, across said Tract C-R, passing at a distance of 271.41 feet, a point on the common line of said Tract C-R, said 8.528 acre tract and aforesaid Tract 1 and aforesaid Tract B, Block 12-R, continuing across said Tract 1 and said Tract B for a total distance of 666.74 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being on the southerly line of said Tract 1 and said Tract B, same being on the northerly line of aforesaid Washington Drive, and being in a non-tangent curve to the right;

THENCE, southwesterly along the common line of said Tract 1 and said Tract B and said Washington Drive, passing at an arc length of 86.34 feet, the southerly common corner of said Tract 1, said Tract B, said 8.528 acre tract and said Tract C-R, through a central angle of 29°13’25”, having a radius of 624.52 feet, and a chord bearing and distance of South 75°19’31” West, 315.09 feet, a total arc length of 318.54 feet to a 1/2-inch iron rod found for corner;

THENCE South 89°57’00” West, along the common line of said Tract C-R, said 8.528 acre tract and said Washington Drive, a distance of 170.14 feet to the POINT OF BEGINNING and containing 7.994 acres (348,233 sq. ft.) of land, more or less.

SITE 89

BEING a tract of land situated in the John Childress Survey, Abstract Number 249, and the William G. Matthews Survey, Abstract Number 1052, Tarrant County, Texas, and being a portion of the remainder of Block 6, Post Oak Village, an addition to the City of Fort Worth, Texas, recorded in Volume 388-145, Page 47, of the Plat Records of Tarrant County, Texas, and being a portion of an 8.347 acre tract of land described in the deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208232442, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod (Controlling Monument) found for the northeast corner of said 8.347 acre tract and said Block 6, and being the intersection of the southerly right-of-way line of Trinity Boulevard (variable width right-of-way) and the westerly right-of-way line of Post Oak Boulevard (an 80-foot wide right-of-way);

THENCE South 89°59’28” West, a distance of 130.70 feet, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, to a 1/2-inch iron rod found for corner, and being at the beginning of a curve to the left;

THENCE westerly, continuing along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the left, through a central angle of 03°51’49”, having a radius of 1800.00 feet, and a chord bearing and distance of South 88°03’34” West, 121.36 feet, an arc length of 121.38 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE departing the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, across said 8.347 acre tract, the following courses and distances to wit:

—South 04°44’11” East, a distance of 283.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;
—South 80°31’50” West, a distance of 261.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;

—North 02°49’43” West, a distance of 291.00 feet to a 5/8-inch “KHA” capped iron rod set for corner on the north line of said Block 6, the north line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, and being in a non-tangent curve to the right;

THENCE easterly, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the right, through a central angle of 07°59’22”, having a radius of 1800.00 feet, and a chord bearing and distance of North 82°07’58” East, 250.80 feet, an arc length of 251.00 feet to the POINT OF BEGINNING, and containing 1.696 acres (73,887 square feet) of land, more or less.

SITE 90

BEING a tract of land situated in the J. O’ Daniel Survey, Abstract Number 1186, located in the City of Arlington, Tarrant County, Texas, and being a part of Lot 2, J. O’ Daniel Addition, an addition to the City of Arlington, as recorded in Cabinet A, Slide 5247, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being part of a tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., a limited liability corporation, as recorded under Instrument Number D208234353 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod for the northwest corner of said Lot 2, said corner also being on the south right-of-way line of Bardin Road (120 feet wide);

THENCE North 67° 19’ 28” East, along the common line between said Lot 2 and said south right-of-way line, a distance of 413.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 26’ 58” East, leaving the south right-of-way line of Bardin Road, a distance of 525.83 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 33’ 02” West, continuing along said common line, a distance of 383.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the southwest corner of said Lot 2 and the northwest corner of said Lot 3;

THENCE North 00° 26’ 58” West, along the west line of said Lot 2, a distance of 369.33 feet to the POINT OF BEGINNING and containing 3.935 acres (171,424 square feet) of land, more or less.

SITE 91

BEING a tract of land situated in the George Akers Survey, Abstract Number 30, in the City of Haltom City, Tarrant County, Texas, and being a portion of a called 7.997 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208238480 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8-inch iron rod found for the southeast corner of said 7.997 acre tract and the southwest corner of a called Tract 1, conveyed to the City of North Richland Hills, Texas, as evidenced in a Deed recorded in Volume 3922, Page 0621, D.R.T.C.T., same being on the north line of a tract of land conveyed to TCS 2004, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D206158483, D.R.T.C.T., from said corner, a found 1-inch iron rod in an east-west fence line bears South 00°07’48” East, 8.97 feet;

THENCE South 88°45’10” West, along the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 493.75 feet to a corner;

THENCE North 01°14’50” West, departing the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 102.03 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 24°17’13” West, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 65°42’47” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 24°17’13” East, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 65°42’47” West, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.281 acres (99,375 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 92

BEING a tract of land situated in the WILLIAM STEPHENS SURVEY, Abstract No. 1429 and the RACHEL MEDLIN SURVEY, Abstract No. 1044, in the City of Arlington, Tarrant County, Texas, and being a portion of a called 5.69 net acre tract described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208249458 of the Deed Records Tarrant County, Texas, (D.R.T.C.T.), also being a portion of Lot 33-R-1D1 of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 7772 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the southeast corner of said 5.69 net acre tract, same being in the north right-of-way line of S.W. GREEN OAKS BOULEVARD (120-foot wide public right-of-way ), said point being the southeast corner of Lot 33-R-1D3 of said WILLIAM STEPHENS ADDITION;

THENCE NORTH, departing the north right-of-way line of said S.W. GREEN OAKS BOULEVARD, along the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D3, passing at 78.57 feet the northeast corner of said Lot 33-R-1D3 and the southeast corner of aforesaid Lot 33-R-1D1, continuing for a total distance of 211.72 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE WEST, leaving the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D1, passing at a distance of 191.46 a 5/8-inch iron rod at the northeast corner of Lot 33-R-1D2 of said WILLIAM STEPHENS ADDITION, for a total distance of 467.19 feet to an “X” found for corner at the northwest corner of said Lot 33-R-1D2, and the most southerly, southwest corner of said 5.69 net acre tract, same being the southeast corner of Lot 33-R-1 of WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Volume 388-197, Page 45, P.R.T.C.T.;

THENCE North 00°04’37” West, along the easterly common line of said Lot 33-R-1 and Lot 33-R-1D1, a distance of 133.33 feet to a 1/2-inch iron rod found at the northeast corner of said Lot 33-R-1;

THENCE North 89°55’27” East, across said Lot 33-R-1D1, a distance of 65.37 feet to an “X” set for corner;

THENCE NORTH, continuing across said Lot 33-R-1D1, a distance of 235.38 feet to a 5/8-inch iron rod with “KHA” cap to be set for corner, said point being on the common line of said Lot 33-R-1D1 and Lot 33-R-1C of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 2605, P.R.T.C.T., same being on the north line of aforesaid 5.69 net acre tract;

THENCE EAST, along the north line of said 5.69 net acre tract, and along the common line of said Lot 33-R-1D1 and Lot 33-R-1C, a distance of 402.00 feet to a 1/2-inch iron rod found for corner, said point being the northeast corner of said Lot 33-R-1D1 and said 5.69 net acre tract;

THENCE SOUTH, departing the common line of said Lot 33-R-1D1 and Lot 33-R-1C, along the east line of said Lot 33-R-1D1 and the east line of said 5.69 net acre tract, a distance of 368.79 feet to the POINT OF BEGINNING and containing 3.603 acres (156,961 sq. ft.) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 93

BEING a tract of land situated in the G.W. Main Survey, Abstract Number 1099, City of Arlington, Tarrant County, Texas, and being a portion of Lot C of G.W. MAIN ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-102, Page 49 of the Plat Records of Tarrant County, Texas, same being all of a called 2.877 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258053 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being all of a called 2.469 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258054, D.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southwest corner of said 2.469 acre tract and the southeast corner of Lot 4 of the James T. Turner Addition, an addition to the City of Arlington, as recorded in Volume 388-101, Page 50 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being on the north line of Block 1 of Oak Branch Estates Addition, an addition to the City of Arlington, as recorded in Volume 388-124, Page 36, P.R.T.C.T.;

THENCE in a northerly direction, along the east line of said Lot 4 and the west line of said 2.469 acre tract, the following:

North 16°55’01” West, a distance of 137.00 feet to a 1/2-inch iron rod found for a corner;

North 62°54’01” West, a distance of 57.00 feet to a 1/2-inch iron rod found for a corner;

North 48°46’01” West, a distance of 147.50 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for a corner;

North 22°47’01” West, a distance of 84.30 feet to a 5/8-inch iron rod found for the northwest corner of said 2.469 acre tract, same being on the curving southerly right of way line of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 710, D.R.T.C.T., said curve being a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract and along the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 710 and along the arc of said curve to the left, through a central angle of 12°32’04”, having a radius of 1045.00 feet, a chord bearing of North 77°52’35” East, a chord distance of 228.16 feet and an arc length of 228.61 feet to the east corner of said Volume 7422, Page 710;

THENCE North 88°14’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 10.14 feet to a corner;

THENCE North 58°40’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 14.15 feet to the west corner of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 697, D.R.T.C.T., same being the point of curvature of a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract, the northerly line of aforesaid 2.877 acre tract, the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 697 and the southerly right of way line of Pleasant Ridge Road as described in a Right of Way Easement recorded in Volume 7422, Page 707, D.R.T.C.T., and along the arc of said curve to the left, through a central angle of 08°05’27”, having a radius of 1045.00 feet, a chord bearing of North 66°16’30” East, a chord distance of 147.44 feet and an arc length of 147.57 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the end of said curve;

THENCE North 62°13’46” East, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707, a distance of 210.39 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the point of curvature of a curve to the right;

THENCE in an easterly direction, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707 and along the arc of said curve to the right, through a central angle of 04°00’54”, having a radius of 1000.00 feet, a chord bearing of North 64°14’13” East, a chord distance of 70.06 feet and an arc length of 70.07 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the northeast corner of said 2.877 acre tract, same being on the east line of Lot C of aforesaid G. W. Main Addition;

THENCE South 01°46’26” East, departing the southerly right of way line of said Pleasant Ridge Road, along the east line of said 2.877 acre tract and the east line of said Lot C, a distance of 572.64 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 2.877 acre tract and the southeast corner of said Lot C;

THENCE South 89°34’59” West, along the south line of said Lot C, the south line of said 2.877 acre tract and the south line of aforesaid 2.469 acre tract, a distance of 413.09 feet to the POINT OF BEGINNING and containing 5.347 acres (232,869 square feet) of land, more less.

SITE 94

BEING a tract of land out of the Thomas McCanne Survey Abstract No. 1033, City of Fort Worth, Tarrant County, Texas, being part of a called 10.42 acre tract of land described as “Tract 1” and a called 2.200 acre tract of land described as “Tract 2” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208263998, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 15 and Lot 16, Block 1, Santa Fe Industrial Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, Page 3747, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the west line of said Fort Worth Land, L.L.C. tract; from said point A 1/2” iron rod found in the north right-of-way line of West Seminary Drive (an 80-foot wide right-of-way) bears South 00°11’35” West, a distance of 206.16 feet; said point being the southwest corner of said Fort Worth Land L.L.C. tract;

THENCE North 00°11’35” East, a distance of 411.19 feet to a 5/8” iron rod with “KHA” cap set for corner in the south line of a Railroad Easement and Right-of-Way described as “Tract E” recorded in Volume 5268, Page 831, Deed Records of Tarrant County, Texas; said point being the beginning of a non-tangent curve to the right having a radius of 387.85 feet, a central angle of 09°26’03”, a chord bearing and distance of South 76°01’05” East, 63.79 feet; from said point, a 1/2” iron rod found bears North 89°47’ East, a distance of 0.3 feet;

THENCE with the south line of said Railroad Easement and Right-of-Way the following courses and distances:

In a southeasterly direction with said curve, an arc distance of 63.86 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the left having a radius of 407.85 feet, a central angle of 18°36’12”, a chord bearing and distance of South 80°27’21” East, 131.84 feet;

In a southeasterly direction, with said curve, an arc distance of 132.42 feet to a 5/8” iron rod with “KHA” cap set for corner in the east line of said Lot 16 and the east line of said Tract 2;
North 00°11’35” East, a distance of 41.30 feet to a 5/8” iron rod with “KHA” cap set for corner;
South 89°46’00” East, a distance of 127.96 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south right-of-way line, South 00°11’35” West, a distance of 416.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°46’00” West, a distance of 320.00 feet to the POINT OF BEGINNING and containing 2.937 acres or 127,951 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 95

BEING a tract of land situated in the P. Pate Survey, Abstract Number 1202, in the City of Fort Worth, Tarrant County, Texas, being a portion of Lot B-R-1, Block 1, RIDGMAR PLAZA, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-106, Page 17 of the Plat Records of Tarrant County, Texas, being a portion of a tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208266010 of the Official Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway (a called108-foot wide public right-of-way) and the east right-of-way line of Ridgmar Boulevard (a called 80-foot wide public right-of-way) and the northwest corner of Lot B-R-1, Block 1;

THENCE with the south right-of-way line of Plaza Parkway, the following courses and distances to wit:

—North 74°45’45” East, a distance of 8.00 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

—Easterly, with said curve to the right, through a central angle of 14°24’40”, having a radius of 937.48 feet, and a chord bearing and distance of North 81°58’05” East, 235.18 feet, an arc length of 235.80 feet to a 5/8-inch iron rod found for corner;

—North 89°10’25” East, a distance of 362.20 feet to a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway and the west right-of-way line of Ridgmar Plaza (a called 144-foot wide public right-of-way) for the beginning of a non-tangent curve to the right;

THENCE with said curve to the right, through a central angle of 01°06’53”, having a radius of 5834.79 feet, and a chord bearing and distance of South 06°12’34” East, 113.53 feet, an arc length of 113.53 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE leaving the west right-of-way line of Ridgmar Plaza and crossing said Lot B-R-1, Block 1, the following courses and distances to wit:

—South 89°10’25” West, a distance of 86.42 feet to a PK nail set for corner;
—South 00°49’35” East, a distance of 15.00 feet to a PK nail set for corner;
—South 89°10’25” West, a distance of 115.76 feet to a PK nail set for corner
—South 00°47’53” East, a distance of 122.00 feet to a 3/4-inch iron rod for the northeast corner of Lot A-R, Block 1 of said RIDGMAR PLAZA;

THENCE South 89°11’33” West, with the common line of Lot B-R-1 and Lot A-R, Block 1, a distance of 324.10 feet to a 1-inch iron rod found in the east right-of-way line of Ridgmar Boulevard;

THENCE North 22°46’15” West, with the east right-of-way line of Ridgmar Boulevard, a distance of 201.14 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

THENCE with said curve to the right, through a central angle of 1°20’50”, having a radius of 1454.34 feet, and a chord bearing and distance of North 22°05’50” West, 34.20 feet, an arc length of 34.20 feet to the POINT OF BEGINNING and containing 2.637 acres, (114,885 square feet) of land, more or less.

SITE 98

BEING a tract of land situated in the B.B.B. & C.R.R. Survey, Abstract Number 89, Johnson County, Texas, and being all of Lot 1, Block A of Ensign-Bickford North Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 165, of the Plat Records of Johnson County, Texas, and being a portion of a called 48.75 acre tract as described in a Special Warranty Deed to Fort Worth Land, LLC, recorded in Volume 4260, Page 774, of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the southeast corner of said Lot 1, Block A, same being on the north line of Supreme Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Volume 7, Page 54 of the Plat Records of Johnson County, Texas, said corner also being a south common corner of said Lot 1 and Lot 2, Block A of said Ensign-Bickford North Addition;

THENCE South 89°27’09” West, along the south line of said Lot 1 and the north line of said Supreme Addition, a distance of 335.26 feet to a 1/2-inch iron rod found for a southwest corner of said Lot 1 and the northwest corner of said Supreme Addition, same being on the northeast right-of-way line of County Road 1022 (Pipeline Road) a called 60’ wide right-of-way;

THENCE North 43°47’51” West, along the southwest line of said Lot 1 and the northeast right-of-way line of said County Road 1022 (Pipeline Road), a distance of 277.07 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the west corner of said Lot 1, same being a south common corner of said Lot 1 and aforesaid Lot 2, Block A;

THENCE North 28°28’07” East, departing the northeast right-of-way line of said County Road 1022 (Pipeline Road) and along the common line of said Lots 1 and 2, a distance of 348.19 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northwest corner of said Lot 1;

THENCE South 63°16’01” East, continuing along the common line of said Lots 1 and 2, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northeast corner of said Lots 1 and 2;

THENCE South 00°30’56” East, continuing along the common line of said Lots 1 and 2, a distance of 322.50 feet to the POINT OF BEGINNING and containing 4.323 acres (188,302 square feet) of land, more or less.

SITE 99

BEING a tract of land out of the N.B. Breeding Survey Abstract No. 189, City of Fort Worth, Tarrant County, Texas, being part of a called 39.12 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208294744, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Fort Worth Land, L.L.C. tract; from said point, the northwest corner of said Fort Worth Land L.L.C. tract bears South 88°54’09” West, a distance of 526.44 feet;

THENCE with said north line, North 88°54’09” East, a distance of 370.74 feet to a 5/8” iron rod with cap found for corner at the southernmost southwest corner of a tract of land described in Warranty Deed to Bennie G. Boone recorded in Volume 4591, Page 52, Deed Records of Tarrant County, Texas;

THENCE with a south line of said Boone tract, South 89°55’50” East, a distance of 78.98 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South, a distance of 487.31 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE West, a distance of 449.66 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North, a distance of 480.30 feet the POINT OF BEGINNING and containing 5.001 acres or 217,846 square feet of land.

Bearing system based on a bearing of South 00°08’10” West, for the east line of said Fort Worth Land, L.L.C. tract.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 100

BEING a tract of land situated in the John Davis Survey, Abstract No. 418, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Block 2, A.H. Fish Addition, an addition to the City of Fort Worth, recorded in Volume 388-L, Page 60, in the Plat Records of Tarrant County, Texas, and being a portion of a tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208293962 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the northeast corner of said Block 2, same being on the westerly right-of-way line of Mitchell Boulevard (a 100’ wide right-of-way);

THENCE South 28°00’00” East, along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 141.67 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 28°00’00” East, continuing along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 14.26 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°22’11” East, departing the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 362.36 feet to a PK nail set for a corner;

THENCE South 89°37’49” West, a distance of 250.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°22’11” West, a distance of 375.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 89°37’49” East, a distance of 243.38 feet to the POINT OF BEGINNING and containing 2.151 acres (93,708 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 101

BEING a tract of land situated in the S. P. Loving Survey, Abstract Number 943, City of Fort Worth, Tarrant County, Texas, being a portion of Lot A, Block 1 of JIM ELLIS INDUSTRIAL ADDITION, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-F, Page 397 of the Plat Records of Tarrant County, Texas, same being a portion of the 3.999 acre tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208294158 of the Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “SURVCON INC.” cap found at the intersection of the north right-of-way line of East Dewitt Drive (a 50-foot wide public right-of-way) and the east right-of-way line of Yuma Street (a 60-foot wide public right-of-way) for the southwest corner of said Lot A, Block 1 and the beginning of a curve to the right, same being the southwest corner of said 3.999 acre tract;

THENCE with said east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract and along said curve to the right, through a central angle of 02°03’27”, having a radius of 2260.40 feet, and a chord bearing and distance of North 01°34’16” West, 81.17 feet, an arc length of 81.17 feet to a 5/8-inch iron rod with plastic “SURVCON INC.” cap found for corner;

THENCE North 00°32’33” West, continuing with the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 152.16 feet to a 5/8-inch iron rod with plastic “KHA” cap for corner;

THENCE North 89°27’27” East, leaving the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 314.92 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE South 00°32’33” East, a distance of 300.13 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner in the north right-of-way line of East Dewitt Drive, same being on the south line of said Lot A and the south line of said 3.999 acre tract;

THENCE North 78°30’33” West, with the north right-of-way line of East Dewitt Drive, the south line of said Lot A and the south line of said 3.999 acre tract, a distance of 320.51 feet to the POINT OF BEGINNING and containing 1.926 acres (83,909 square feet) of land, more or less.

SITE 103

BEING a tract of land situated in the Thomas Perkins Survey, Abstract Number 1218, Tarrant County, Texas, being a portion of Lot 13, Thomas Perkins Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6101, a portion of Lots 5 and 6, Block 1, Pounds Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-15, Page 635, and a portion of Tract 2-K-A, of the Thomas Perkins Survey, an addition to the City of Arlington, Texas, recorded in Volume 388-47. Page 185, all of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 7.993 acre tract of land conveyed to Trinity River Real Estate, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208306507 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at an “X” cut found for the southwest corner of said 7.993 acre tract, same being the southwest corner of Tract 2-K-B of said Thomas Perkins Survey, same being on the east right-of-way line of Perkins Road (a called 70’ wide right-of-way);

THENCE North 00°17’46” East, along the west line of said 7.993 acre tract, the west line of said Tracts 2-K-B and 2-K-A and along the east right-of-way line of said Perkins Road, a distance of 221.09 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 00°17’46” East, continuing along the west line of said 7.993 acre tract, west line of said Tract 2-K-A and said right-of-way line, a distance of 69.19 feet to 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the northwest corner of said Tract 2-K-A;

THENCE South 89°28’46” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 1.19 feet to a P.K. Nail found in a fence post for a corner;

THENCE North 01°57’26” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 24.36 feet, to a 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the beginning of a non-tangent curve to the right having a radius of 300.00 feet and a chord bearing North 14°23’20” East, a distance of 136.73 feet;

THENCE in a northerly direction, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road and with said non-tangent curve to the right, through a central angle of 26°20’38”, an arc distance of 137.94 feet, to an “X” cut found in concrete for the end of said curve, from which a found “X” in concrete bears South 28°51’31” West, a distance of 1.34 feet;

THENCE North 31°20’52” East, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 148.58 feet to a 5/8 inch iron rod set with cap stamped “KHA” for a corner;

THENCE North 89°13’54” East, departing the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road a distance of 308.00 feet to a 100 D nail found for a northeast corner of said 7.993 acre tract, same being the common east corner of aforesaid Lot 13 and said Lot 3, said iron rod being in the west line of Block 1, Water Crest Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 932 P.R.T.C.T.;

THENCE South 00°44’41” East, along the east line of said 7.993 acre tract, the east line of said Lot 13 and the west line of Block 1 of said Water Crest Addition, passing at a distance of 131.44 feet, to a 5/8 inch found iron rod for the southeast corner of said Lot 13, a southwest corner of said Block1 and the northwest corner of that certain tract of land described in the General Warranty Deed to Stewart D. Greenlee and wife Deborah L. Greenlee, recorded in Volume 11154, Page 1344, D.R.T.C.T.;

THENCE South 00°45’56” East, continuing along the east line of said 7.993 acre tract and the west line of said Greenlee tract for part of the way and continuing along the extension of the said common line, for a total distance of 219.91 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°13’53” West, a distance of 422.26 feet to the POINT OF BEGINNING and containing 3.153 acres (138,988 square feet) of land, more or less.

SITE 105

BEING a tract of land situated in the Telitha Akers Survey, Abstract No. 20, Tarrant County, Texas, said tract being part of a 12.797 acre tract of land described in deed to Trinity River Real Estate, LLC, as recorded in County Clerk Document No. D208315743, Deed Records, Tarrant County, Texas (D.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a cap stamped “4804” for the southerly, southeast corner of said Trinity River Real Estate tract and the northerly line of Lot 1, Block 1, Hurst Athletic Complex Addition, recorded in Volume 388-161, Page 67, Plat Records of Tarrant County, Texas;

THENCE North 89° 59’ 52” West, along common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 480.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 00’ 08” East, leaving common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 105.62 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 45°46’36” East, a distance of 203.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’52” West, a distance of 106.81 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of curvature of a curve to the right;

THENCE in a westerly direction, along the arc of said curve to the right, through a central angle of 45°46’28”, having a radius of 50.00 feet, a chord bearing of North 67°06’38” West, a chord distance of 38.89 feet and an arc length of 39.95 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of tangency of said curve;

THENCE North 44°13’24” West, a distance of 139.67 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner on the southeast right-of-way line of State Highway No. 26, also being the southeast corner of the tract of land described in deed to the State of Texas, as recorded in County Clerk Document No. D207354066, Deed Records, Tarrant County, Texas;

THENCE North 45°46’36” East, along the southeast right-of-way line of said State Highway No. 26, a distance of 30.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 44°13’24” East, leaving the southeast right-of-way line of said State Highway No. 26, a distance of 139.67 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of curvature of a curve to the left;

THENCE in an easterly direction, along the arc of said curve to the left, through a central angle of 45°46’28”, having a radius of 20.00 feet, a chord bearing of South 67°06’38” East, a chord distance of 15.56 feet and an arc length of 15.98 feet to a 5/8-inch set iron rod with cap stamped

“KHA” for the point of tangency of said curve;

THENCE South 89°59’52” East, a distance of 447.07 feet to a 5/8-inch found iron rod with a cap stamped “4804” for the most northerly, northwest corner of aforesaid Lot 1, Block 1, Hurst Athletic Complex Addition;

THENCE South 01° 17’ 39” West, along a west line of said Lot 1, Block 1, a distance of 277.80 feet to the POINT OF BEGINNING and containing 2.931 acres (127,659 square feet) of land, more or less.

SITE 107

BEING a tract of land situated in the J. H. Barlough Survey, Abstract Number 130, located in the City of North Richland Hills, Tarrant County, Texas, and being a portion of a called 6.987 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C. recorded in County Clerk’s Instrument No. D208327664 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with “RPLS 4224” cap found for the northeast corner of said 6.987 acre tract, same also being in the west line of a tract of land described in deed to Carl J. Peterson recorded in Volume 4887, Page 684 of the Deed Records of Tarrant County, Texas;

THENCE South 00°59’46” East, along east line of said 6.987 acre tract and the west line of said Carl J. Peterson tract, a distance of 497.54 feet to a 3/4-inch bent iron rod found for the southeast corner of said 6.987 acre tract, same being the northeast corner of a tract of land described in a deed to R. J. Hall, recorded in County Clerk’s Instrument No. D197222096, Official Public Records of Tarrant County, Texas;

THENCE South 89°24’28” West, along the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 229.90 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°21’05” West, departing the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 61.53 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 39°04’44” West, a distance of 187.69 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°59’46” West, a distance of 291.30 feet to a 5/8-inch iron rod with “KHA” cap set in the north line of said 6.987 acre tract;

THENCE North 89°46’24” East, along the north line of said 6.987 acre tract, a distance of 345.00 feet to the POINT OF BEGINNING and containing 3.591 acres (156,410 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 109

BEING a tract of land situated in the J. HOWARD SURVEY, Abstract No. 816, and the T.K. HAMBY SURVEY, Abstract No. 815, Fort Worth, Tarrant County, Texas, and being part of a called 24.5448 acre tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208341973, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the most southerly, southeast corner of said 24.5448 acre tract, same being the southwest corner of a called 0.066 acre tract of land conveyed to Abaco Properties, Inc. by deed filed September 11, 2002, recorded in Volume 15964 at Page 71, and refiled December 30, 2002 and re-recorded in Volume 16249 at Page 93 O.P.R.T.C.T., said iron rod also being on the north Right-of-Way line of Interstate Highway No. 30; (variable width right of way);

THENCE North 82°45’24” West, along the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 345.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 02°00’15” East, departing the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 379.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°26’19” East, a distance of 377.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the east line of said 24.5448 acre tract and the west line of Lot 1 in Block 2 of the Pantego Bible Church Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet “A”, Slide 1633 of the Plat Records of Tarrant County, Texas;

THENCE South 00° 25’ 59” West, along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 160.09 feet to a 1/2-inch iron rod found for corner;

THENCE South 00° 09’ 06” East, continuing along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 203.91 feet to a 1/2-inch iron rod found for the most easterly, southeast corner of said 24.5448 acre tract, same being the northeast corner of a aforesaid 0.066 acre tract;

THENCE North 82° 45’ 24” West along the south line of said 24.5448 acre tract and the north line of said 0.066 acre tract for a distance of 47.86 feet to a 1/2-inch iron rod found for the northwest corner of said 0.066 acre tract;

THENCE South 00° 09’ 06” East along an east line of said 24.5448 acre tract and the west line of said 0.066 acre tract for a distance of 60.61 feet to the POINT OF BEGINNING and containing 3.468 acres (151,076 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 113

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, in the City of Arlington, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found for the southwest corner of said Tract I, same being the northwest corner of Lot 1, Block 1, DeRiso Development Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 12256, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the east right of way line of F. M. 157 (Cooper Street), a variable width right of way;

THENCE North 89°40’35” East, departing the east right of way line of said Cooper Street, along the south line of said Tract I and the north line of said Lot 1, Block 1, a distance of 492.16 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 1, Block 1 and the northwest corner of a tract of land conveyed to Louis Land Company as evidenced in a Deed recorded in County Clerk’s Instrument No. D206026212, D.R.T.C.T., same being the POINT OF BEGINNING of the herein described tract;

THENCE North 00°06’01” West, departing the northeast corner of said Lot 1, Block 1, the northwest corner of said Louis Land tract and the south line of said Tract I, crossing said Tract I, a distance of 333.37 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said Tract 1, same being on the south line of a tract of land conveyed to Oncor Electric Delivery (formerly Texas Electric Delivery Co.), as evidenced in a Deed recorded in Volume 3893, Page 532, D.R.T.C.T.;

THENCE South 89°58’42” East, along the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 406.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’01” East, departing the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 330.92 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Tract I, same being on the north line of aforesaid Louis Land tract,

THENCE South 89°40’35” West, along the south line of said Tract I and the north line of said Louis Land tract, a distance of 406.00 feet to the POINT OF BEGINNING and containing 3.096 acres (134,849 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 114

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1-inch iron pipe found for the southeast corner of said Tract I, same being the northeast corner of GPKL Commercial Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 9670, Plat Records, Tarrant County, Texas (P.R.T.C.T.);

THENCE South 89°40’35” West, along the south line of said Tract I, the north line of said GPKL Commercial Addition, distance of 796.11 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE South 89°40’35” West, continuing along the south line of said Tract I and the north line of a said GPKL Commercial Addition and along the north line of a tract of land conveyed to Stegmeier, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D207236738, D.R.T.C.T tract, a distance of 781.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 03°52’26” East, departing the south line of said Tract I and the north line of a said Stegmeier, LLC tract and generally along a wooden fence, a distance of 274.12 feet to a fence corner post;

THENCE North 89°23’48” East, continuing along the wooden fence part of the way, a distance of 760.94 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°19’25” East, a distance of 277.10 feet to the POINT OF BEGINNING and containing 4.871 acres (212,185 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 115

BEING a tract of land situated in the John Nugent Survey, Abstract Number 1173, in the City of White Settlement, Tarrant County, Texas, and being a portion of Lot 3A, Block 4 of LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 9047 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.), same being a portion of a called 4.828 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397036 of the Official Public Records of Tarrant County, Texas, (O.P.R.T.C.T.), and being a portion of Lot 3B, Block 4 of said LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, same being a portion of a called 18.127 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397034, O.P.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found in the southerly line of Lot 1, Block 1 of SAM’S WHOLESALE CLUB ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-205, Page 89, P.R.T.C.T., and for the northerly-most northwestern corner of said Lot 3B, Block 4, same being the northeasterly corner of Lot 4R of LOTS 4R AND 5-A-1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet B, Slide 487, P.R.T.C.T.;

THENCE with the common line of said Lot 1, Block 1 and Lot 3B, Block 4, the following courses and distances to wit:

—North 89°49’30” East, a distance of 165.60 feet to a 5/8-inch iron rod with cap found for corner;
—South 00°10’30” East, a distance of 10.06 feet to a 5/8-inch iron rod found for corner;
—North 89°49’30” East, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE leaving the common line of said Lot 1, Block 1 and Lot 3B, Block 4, and across said Lots 3A and 3B, Block 4, the following courses and distance to wit:

—South 00°10’30” East, a distance of 439.68 feet to a point for corner in said Lot 3A, Block 4, same point lying within an existing masonry building;
—South 88°37’12” West, a distance of 505.67 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set in the common line of said Lot 3B, Block 4 and LOT 1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-153, Page 5, P.R.T.C.T.;

THENCE North 00°04’03” East, leaving the common line of said Lot 3B, Block 4 and Lot 1, Block 4, and across said Lot 3B, Block 4, continuing with the common line of said Lot 3B, Block 4 and Lot 4R, Block 4, a distance of 460.38 feet to the POINT OF BEGINNING and containing 5.193 acres (226,208 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 117

BEING a tract of land situated in the William Bussell Survey, Abstract No. 151, City of Fort Worth, Tarrant County, Texas, and being all of Blocks 2 and 3 of the Evans-Pearson-Westwood Addition, as shown on plat thereof recorded in Volume 310, Page 18, of the Plat Records of Tarrant County, Texas, and adjacent and included areas marked as “Reserved” on said Plat vacated by City of Fort Worth Ordinance No. 2870 recorded in Volume 2479, Page 150, of the Deed Records of Tarrant County, Texas, same also being all of a 2.4652 acre portion of a called Tract 19 (JM Land Partners Tract - B), conveyed to Chesapeake Exploration, LLC, as evidenced in a Special Warranty Deed recorded in Instrument No. D209046006 of the Deed Records of Tarrant County, Texas, and all being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southeast corner of said Block 3, at the point of intersection of the west line of Harrold Avenue (a 50-foot wide right-of-way) with the north line of Dakota Street (a 55-foot wide right-of-way);

THENCE North 89°43’15” West, with the south line of said Block 3 and the north line of said Dakota Street, at 300.00 feet (plat distance) passing the southwest corner of said Block 3 in the southeasterly line of a “Reserved” strip, and continuing across said “Reserved” strip, in all a distance of 315.91 feet to a PK nail set for point on the southeasterly line of the Fort Worth and Western Railroad Company right-of-way (a 125-foot wide right-of-way; 50 feet from centerline) (formerly St. Louis-San Francisco and Texas Railway);

THENCE North 22°10’00” East, with the common line between said Railroad right-of-way and said “Reserved” strip, a distance of 538.55 feet to a 1/2-inch iron rod found at the point of intersection of said common line with the north line, extended, of said Block 2 and the south line of another “Reserved” strip;

THENCE South 89°49’00” East, passing the northwest corner of said Block 2, continuing with north line of said Block 2 and south line of said “Reserved” strip, in all a distance of 113.83 feet to a 3/4-inch iron rod found for the northeast corner of said Block 2 at the point of intersection of said north line of Block 2 and south line of “Reserved” strip with west line of said Harrold Avenue;

THENCE South 00°07’40” West, with the west line of said Harrold Avenue and with the east lines of said Blocks 2 and 3 and an included “Reserved” strip, in all a distance of 499.92 feet to the POINT OF BEGINNING and containing 2.465 acres (107,389 square feet) of land, more or less.

SITE 118

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 183, City of Burleson, Johnson County, Texas, and being a portion of a called Tract 1 and Tract 2 as described in Special Warranty Deed to Chesapeake Land Company, LLC, as recorded in Volume 4171, Page 208, and a portion of a called 1.301 acre tract of land as described in a Deed to Chesapeake Land Development Company as executed on November 20, 2009 and recorded under Clerk’s No. 35503, all of the Deed Records of Johnson County, Texas (D.R.J.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the most easterly, northeast corner of a called 1.056 acre tract of land described in a Special Warranty Deed to DTMC, Ltd, as executed on November 19, 2009 and recorded under Clerk’s No. 35505, D.R.J.C.T.;

THENCE South 45°09’35” West, along a northwesterly line of said 1.056 acre tract, a distance of 259.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for an inner ell corner of said 1.056 acre tract;

THENCE North 44°50’25” West, along a northeast line of said 1.056 acre tract, a distance of 240.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 45°09’35” East, departing the northeast line of said 1.056 acre tract and crossing aforesaid Tract 1, passing at a distance of 249.83 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, and continuing for a total distance of 280.26 feet to a corner on the curving easterly line of a called 2.363 acre tract of land described in a Dedication Deed to the City of Cleburne, Texas for the realignment of Hemphill Road, as executed on November 11, 2009 and recorded under Clerk’s No. 35504, D.R.J.C.T., said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the easterly line of said 2.363 acre tract, and along the arc of said curve to the right, through a central angle of 04°14’57”, having a radius of 475.00 feet, a chord bearing of North 73°01’30” East, a chord distance of 35.22 feet and an arc length of 35.23 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the point of tangency of said curve;

THENCE North 75°08’59” East, continuing along the easterly line of said 2.363 acre tract, a distance of 75.75 feet to a corner, from which, a set 5/8-inch iron rod with cap stamped “KHA”, bears South 33°08’28” East, 10.06 feet;

THENCE South 44°50’25” East, departing the easterly line of said 2.363 acre tract, a distance of 185.68 feet to a corner;

THENCE South 45°09’35” West, passing at a distance of 2.44 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, continuing for a total distance of 117.50 feet to the POINT OF BEGINNING and containing 2.018 acres (87,910 square feet) of land, more or less.

SITE 120

BEING a tract of land situated in the J. Sanderson Survey, Abstract Number 1430, Tarrant County, Texas, and being all of Block 3 and a portion of Blocks 2, 4, 10 and 15, Interurban Addition, Third Filing, an addition to the City of Fort Worth, Texas, recorded in Volume 106, Page 157, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract of land also being a portion of a called 15.551 acre tract of land described in the Conveyance to Chesapeake Exploration, L.P., executed February 27, 2007, recorded in County Clerk’s Instrument No. D207078241, said Deed Records, said 15.551 acre tract of land being that same tract of land described in the Special Warranty Deed to Dale Resources, LLC, executed May 9, 2006, recorded in County Clerk’s Instrument No. D206157942, said Deed Records, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for the northeast corner of said 15.551 acre tract, same being on the south line of a tract of land conveyed to Martin S. Moore as evidenced in a Deed recorded in Volume 7460, Page 2272, D.R.T.C.T., said iron rod also being on the westerly bank of Sycamore Creek;

THENCE in a southerly direction, along the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, the following:

South 23°00’15” East, a distance of 9.73 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 13°56’54” West, a distance of 68.99 feet to a corner;

South 03°15’33” West, a distance of 71.98 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 07°22’11” East, a distance of 165.58 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 21°01’40” East, a distance of 92.67 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 84°33’31” West, departing the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, a distance of 600.08 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 08°31’37” West, a distance of 323.84 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the northerly line of said 15.551 acre tract, same being on the southerly right of way line of Interstate Highway No. 30 (a variable width right of way);

THENCE in an easterly direction, along the northerly line of said 15.551 acre tract and the southerly right of way line of said Interstate Highway No. 30, the following:

North 81°28’23” East, a distance of 57.80 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 81°25’54” East, a distance of 51.53 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 80°56’23” East, a distance of 209.36 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for the most northerly, northeast corner of said 15.551 acre tract, same being the west corner of aforesaid Martin S. Moore tract;

THENCE South 84°33’37” East, continuing along the northerly line of said 15.551 acre tract and along the south line of said Martin S. Moore tract, a distance of 294.28 feet to the POINT OF BEGINNING and containing 5.033 acres (219,231 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 121

BEING a tract of land out of the S.K. Smith Survey, Abstract No. 1417, City of Fort Worth, Tarrant County, Texas, being part of a called 12.347 acre tract of land described in Special Warranty Deed to Dale Resources, L.L.C., recorded in Instrument No. D206144561, Plat Records of Tarrant County, Texas, said tract also being a portion of Lot 1, Block 1, Spring Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-168, Page 96, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found at the intersection of the southwest right-of-way line of North South Freeway (a variable width public right-of-way, I.H. 35) and the southeast right-of-way line of the Texas and Pacific Railroad (a 150-foot wide private right-of-way); said point being the northernmost corner of said Lot 1;

THENCE with said southwest right-of-way line, South 06°24’02” East, at a distance of 386.23 feet, passing an angle point in said southwest right-of-way, continuing and departing said southwest right-of-way line, in all a total distance of 434.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 29°29’09” West, a distance of 339.71 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°04’22” West, a distance of 285.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said southeast right-of-way line of the Texas and Pacific Railroad;

THENCE with said southeast right-of-way line, North 32°02’38” East, a distance of 679.86 feet to the POINT OF BEGINNING and containing 3.216 acres or 140,093 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

EXHIBIT “B”

MEMORANDUM OF GROUND LEASE

NOTICE OF CONFIDENTIALITY RIGHTS
IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL BY THESE PRESENTS
COUNTY OF _______	§

          THIS MEMORANDUM OF GROUND LEASE, made and entered into to be effective as of the __ day of ___________, 2009 (the “Effective Date”), by and between Apple Nine Ventures Ownership, Inc., a Virginia corporation (“Landlord”), with its principal office at le Real Estate Investment Trust Company, 814 East Main Street, Richmond, Virginia 23219, Attn: David McKenney, and Chesapeake Operating, Inc., an Oklahoma corporation (“Tenant”), with its principal office at 6100 N. Western Avenue, Oklahoma City, Oklahoma 73118, Attn: Legal Department.

          WITNESSETH, that:

          1. Landlord, in consideration of the rents reserved and agreed to be paid by Tenant, and of the covenants, agreements, conditions and understandings to be performed and observed by Tenant, all as more fully set out in that certain Ground Lease Agreement executed by Landlord and Tenant, and dated the ___ day of ____________, 2009 (the “Lease”), hereby lets, leases and demises to Tenant those certain Sites located in the Counties of Tarrant, Johnson, Dallas and Ellis, State of Texas, and described in Exhibit “A” attached hereto (each a “Site” and collectively, the “Leased Premises”).

          2. The initial term of the Lease shall commence on the Effective Date, and shall expire on [_________ Insert the date that is forty (40) years after the Preliminary Closing under the Purchase and Sale Contract] or as otherwise determined by the Lease. The term may also be extended for up to five (5) consecutive additional periods of five (5) years each and further held by mineral operations on the Leased Premises.

          3. Tenant has an option to purchase one or more of the Sites comprising the Leased Premises during the term of the Lease as more fully provided therein. Further, Landlord is prohibited from encumbering title to the Land without the prior written consent of Tenant except that Landlord may subordinate this Lease to the lien of a mortgage or deed of trust in accordance with Section 22 thereof.

          4. This Memorandum of Ground Lease is subject to all of the terms, conditions and understandings set forth in the Lease between Landlord and Tenant, which agreement is incorporated herein by reference and made a part hereof, as though copied verbatim herein. In the event of a conflict between the terms and conditions of this Memorandum of Ground Lease and the terms and conditions of the actual Lease, the terms and conditions of the Lease shall prevail.

          5. This Memorandum of Ground Lease may be executed in two or more separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures on counterparts of this Memorandum of Ground Lease that are transmitted by fax or by electronic mail shall be deemed effective for all purposes.

[Signatures on following page]

          IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Ground Lease to be effective as of the Effective Date.

LANDLORD:

Apple Nine Ventures Ownership, Inc.,
a Virginia corporation

By:

Name:

Title:

Date:

TENANT:

Chesapeake Operating, Inc.,
an Oklahoma corporation

By:

Name:

Title:

Date:

[add appropriate acknowledgement]

EXHIBIT “A”
TO GROUND LEASE AGREEMENT

DESCRIPTION OF THE LEASED PREMISES

[following pages]

SITE 4

BEING a tract of land situated in the J. R. Wallace Survey, Abstract No. 1699, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block 1, Menasco Manufacturing Company Addition, an addition to City of Fort Worth, Tarrant County, Texas according to the plat thereof recorded In Volume 388-133, Page 93, Plat Records, Tarrant County, Texas, and also being a portion of a called 6.813 acre tract deeded to Chesapeake Exploration, LLC, recorded in Instrument Number D208430030, Deed Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for the northwest corner of said 6.813 acre tract, same being on the west line of said Lot 1, Block 1 and the east right of way line of State Highway No. 157 (a called variable width public right of way);

THENCE, North 88° 51’ 34” East, leaving the east right-of-way line of said State Highway No. 157, along the north line of said 6.813 acre tract and across said Lot 1, Block 1, a distance of 312.80 feet to a 5/8-inch iron rod with cap to be set for the POINT OF BEGINNING;

THENCE, North 88° 51’ 34” East, continuing along the north line of said 6.813 acre tract, a distance of 369.00 feet to a cut “+” in concrete found for the northeast corner of said 6.813 acre tract;

THENCE, South 01° 08’ 26” East, along the east line of said 6.813 acre tract, a distance of 223.62 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 37° 53’ 31” West, along the southeasterly line of said 6.813 acre tract, a distance of 317.52 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 88° 53’ 26” West, along the south line of said 6.813 acre tract, a distance of 169.04 feet to a 5/8-inch iron rod with cap to be set for corner;

THENCE, North 01° 08’ 26” West, departing the south line of said 6.813 acre tract, a distance 470.18 feet to the POINT OF BEGINNING, containing 3.417 acres (148,861 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 6

BEING a tract of land situated in the Edmund McDavid King Survey, Abstract Number 892, in the City of North Richland Hills, Tarrant County, Texas, being a portion of a called 7.559 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., as recorded in County Clerk’s Instrument No. D208398609 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the southeast right-of-way line of Iron Horse Boulevard (a called 80-foot wide public right-of-way) and the southwest right-of-way line of Browning Drive (a called 60-foot wide public right-of way) for the most northerly corner of said property;

THENCE South 84°11’20” East, with the southwest right-of-way line of Browning Drive, a distance of 21.40 feet to a 5/8-inch iron rod found with plastic cap stamped “Dunaway Assoc, LP”;

THENCE South 39°41’09” East, continuing with the southwest right-of-way line of said Browning Drive, a distance of 15.56 feet to a 1/2-inch iron rod found for the beginning of a curve to the left;

THENCE with said curve to the left, through a central angle of 36°53’37”, having a radius of 429.63 feet, and a chord bearing and distance of South 58°07’19” East, 271.89 feet, an arc length of 276.65 feet to a 1/2-inch iron rod found with a plastic cap stamped “PRECISE LAND SURV.” for the northwest corner of a tract of land described in Warranty Deed to Drum Property Company, LTD., recorded in Volume 15726, Page 462, D.R.T.C.T.;

THENCE South 00°15’11” West, departing the southwest right-of-way line of said Browning Drive, with the west line of said Drum Property Company, LTD., tract, a distance of 312.89 feet to a 1/2-inch iron rod found with plastic cap stamped “PRECISE LAND SURV.” in the north line of Lot 3, Block 3 of TAPP ADDITION, an addition to the City of North Richland Hills, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-179, Page 30 of the Plat Records of Tarrant County, Texas for the southwest corner of said Drum Property Company, LTD., tract;

THENCE North 89°45’10” West, with the north line of said Lot 3, Block 3, at a distance of 339.21 feet passing the northwest corner of said Lot 3, Block 3, and across said 7.559 acre tract, in all a distance of 419.00 feet to a 5/8-inch iron rod to be set with plastic cap stamped “KHA” for corner;

THENCE North 00°15’11” East, continuing across said 7.559 acre tract, a distance of 343.22 feet to a 5/8-inch iron rod set with plastic cap stamped “KHA” in the southeast right-of-way line of said Iron Horse Boulevard;

THENCE North 51°17’54” East, with the southeast right-of-way line of said Iron Horse Boulevard, a distance of 200.86 feet to the POINT OF BEGINNING, and containing 3.742 acres (162,981 square feet) of land, more or less.

SITE 7

BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 3” pipe found at the southeast corner of said 54.815 tract, and having a common northeastern corner of a called 38.378 acre tract of land, conveyed to JSCP Partners, L.P., as evidenced in a deed recorded in Volume 14665, Page 120, D.R.T.C.T.;

THENCE, North 88°38’27” West, along the common line of said 54.815 acre tract and 38.378 acre tract, a distance of 446.17 feet to a point;

THENCE, North 00°51’40” West, departing the common line of said 54.815 acre tract and 38.378 acre tract, across said 54.815 acre tract, a distance of 53.83 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—North 00°51’40” West, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—North 89°08’20” East, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—South 00°51’40” East, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—South 89°08’20” West, a distance of 401.00 feet to the POINT OF BEGINNING and containing 5.072 acres (220,951 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 8

BEING a tract of land situated in the John Balch Survey Abstract Number 83, in the City of Arlington, Tarrant County, Texas and being part of a called 9.02 acre tract of land described in deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D208421435, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the southwest corner of said 9.02 acre tract, same being the northwest corner of a 2.3093 acre tract of land described in a deed to Harwood 360 Corporation, as recorded in Volume 11532, Page 2179, of the Deed Records of Tarrant County, Texas and being in the east line of a 7.15 acre tract of land described in a deed to Harwood 360 Holdings, Ltd, as recorded in Instrument Number D206193888, of the Deed Records of Tarrant County, Texas;

THENCE North 00° 05’ 35” West, along the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 410.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 31’ 46” East, departing the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 366.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 05’ 35” East, a distance of 341.75 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner in the westerly right-of-way line of State Highway 360, a called variable width public right of way, said corner being the beginning of a non-tangent curve to the left, having a central angle of 04°50’ 42”, a radius of 984.93 feet, and a chord bearing and distance of South 35°25’33” West, 83.26 feet;

THENCE Southwesterly, with said curve to the left, along the westerly right-of-way line of said State Highway 360, a arc length of 83.29 feet to a 1/2 inch iron rod found for the southeast corner of said 9.02 acre tract, same being the northeast corner of a called 2.3093 acre tract;

THENCE North 89° 31’ 46” West, along the south line of said 9.02 acre tract and the north line of said 2.3093 acre tract, a distance of 317.62 feet to the POINT OF BEGINNING containing 3.406 acres or 148,353 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 9

BEING a tract of land situated in the G. B. Stanley Survey, Abstract Number 1378, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 18.91 acre tract of land, conveyed to Chesapeake Exploration, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207180455, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1-inch pin found in the easterly line of the Texas and Pacific Railroad and in the northerly line of the St. Louis and Southwestern Railroad;

THENCE North 35°00’04” East, along the common line of said 18.91 acre tract and said Texas and Pacific Railroad, at a distance of 1308.15 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°20’13” East, departing the said common line, a distance of 347.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the west line of Converge, LLC tract, recorded in County Clerk’s Instrument No. D207432927, D.R.T.C.T. for corner;

THENCE South 00°39’47” East, along the common line of said 18.91 acre tract and said Converge tract, a distance of 531.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the northerly line of the St. Louis and Pacific Railroad for corner;

THENCE South 63°44’01” West, along the common line of said 18.91 acre tract and said St. Louis and Pacific Railroad, a distance of 1230.63 feet to the POINT OF BEGINNING and containing 11.00 acres or 479,150 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 10

BEING a tract of land situated in the S.H. Evans Survey, Abstract Number 991, Johnson County, Texas, and being all of a called 5.10 acre tract of land described in General Warranty Deed to Tarrant FW Properties, LLC, recorded in Volume 4122, Page 790 and a portion of a called 17.87 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in Volume 4510, Page 159, both of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the most easterly northeast corner of said 5.10 acre tract, same being on the west right-of-way line of said F.M. 1902 (a called 80’ wide right of way);

THENCE South 00° 20’ 16” West, along the east line of said 5.10 acre tract and said west right-of-way line, a distance of 106.00 feet (called 106.22 feet) to a 5/8-inch found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for an angle point;

THENCE South 00° 14’ 47” West, continuing along the east line of said 5.10 acre tract and said west right-of-way line, passing at a distance of 305.40 feet, a 1/2-inch found iron rod with a red cap for the southeast corner of said 5.10 acre tract and the northeast corner of aforesaid 17.87 acre tract, continuing along the east line of said 17.87 acre tract, a total distance of 371.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 30’ 42” West, departing the east line of said 17.87 acre tract and the west right-of-way line of said F. M. 1902, a distance of 534.16 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 09’ 13” West, along the extension of the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, passing a 5/8-inch found iron rod with a plastic cap stamped “Dunaway Assoc. L.P.” for the southwest corner of said 5.10 acre tract and an inner ell corner of said 17.87 acre tract, continuing along the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, a total distance of 471.00 feet, to a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the northwest corner of said 5.10 acre tract;

THENCE North 89° 50’ 47” East, along the line of said 5.10 acre tract, a distance of 537.63 feet to the POINT OF BEGINNING and containing 5.831 acres (253,978 square feet) of land, more or less.

SITE 11

BEING a tract of land situated in the E. Johnson Survey, Abstract Number 852, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 58.274 acre tract of land, conveyed to Chesapeake Exploration, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207226027, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being a portion of that tract of land conveyed to Sagamore Hill Baptist Church, Inc. as evidenced in a Warranty Deed recorded in Volume 8320, Page 1356, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 7/8 inch iron rod found in the north line of said 58.274 acre tract for the most south southwest corner of a tract of land conveyed to Windsor Interest, LTD, as evidenced in a Warranty Deed recorded in Volume 12301, Page 1155, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE South 89°59’45” East, along the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 179.49 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00°00’15” West, leaving the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’45” West, a distance of 554.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00°00’15” East, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89°59’45” East, a distance of 374.51 feet to the POINT OF BEGINNING and containing 5.7231 acres (249,300 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 15

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 5” (29.538 acres) conveyed to Chesapeake Land Company, LLC, as evidenced in a Special Warranty Deed, recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, Texas, same being all of Lots 3, 4, 5 and a portion of Lots 6 and 7, Block 5 of Starvers Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 106, Page 136 and all of Lots A and B, Block 5 of Dorsey Adams Subdivision, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 1648, Page 393, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the northerly right-of-way line of East 1st Street (a variable width right-of-way) with the easterly right-of-way line of Booker Washington Avenue (a 60-foot wide right-of-way) same being the southwest corner of said Lot A, Block 5;

THENCE North 30°35’53” West, with the easterly right-of-way line of said Booker Washington Avenue, a distance of 270.08 feet to a 1/2-inch iron rod found at the intersection of the easterly right-of-way line of said Booker Washington Avenue with the southeasterly right-of-way line of State Highway 121 (a variable width right-of-way), same being the most northerly, northwest corner of aforesaid “Tract 5”;

THENCE with the southeasterly right-of-way line of said State Highway 121 and the northwesterly line of said “Tract 5”, the following courses an distances to wit:

—North 34°12’46” East, a distance of 54.35 feet to a 1-inch iron rod found for corner;
—North 36°07’05” East, a distance of 54.93 feet to a 1-inch iron found for the beginning of a non-tangent curve to the right;

—Northeasterly, along said curve to the right, through a central angle of 10°10’10”, having a radius of 1351.20 feet, and a chord bearing an distance of North 42°47’28” East, 239.51 feet, an arc length of 239.82 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 29°42’30” East, departing the southeasterly right-of-way line of said State Highway 121, across said “Tract 5”, a distance of 411.71 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly right-of-way line of aforesaid East 1st Street;

THENCE with the northerly right-of-way line of said East 1st Street, the following courses and distances to wit:

—South 64°11’52” West, a distance of 223.90 feet to a 1/2-inch iron rod found for a corner;
—North 30°35’19” West a distance of 1.08 feet to a 1/2-inch iron rod found for a corner;
—South 64°15’40” West a distance of 100.00 feet to the POINT OF BEGINNING and containing 2.610 acres (113,685 square feet) of land, more or less.

SITE 18

BEING a tract of land out of the R.R. Ramey Survey, Abstract No. 1341, City of Arlington, Tarrant County, Texas, being part of a called 18.397 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207265437 Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with cap found at the northwest corner of a tract of land described in Special Warranty Deed to Brett B. Thomas recorded in Instrument No. D205326423, Official Public Records of Tarrant County;

THENCE North 00°31’55” West, a distance of 560.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°28’05” East, a distance of 368.75 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 00°31’55” East, a distance of 493.12 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 79°11’15” West, at a distance of 289.63 feet passing a 1/2” iron rod found at the northeast corner of said Thomas tract, continuing, in all a total distance of 374.77 feet to the POINT OF BEGINNING and containing 4.458 acres or 194,170 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 20

BEING a tract of land situated in the J. Wilson Survey, Abstract Number 1631, City of Arlington, Tarrant County, Texas, and being all of Lot 17R4-AR of the Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition, an addition to the City of Arlington, Texas as recorded in Cabinet A, Slide 12082 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being all of a tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in County Clerk’s Instrument Number D207298300 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows::

BEGINNING at a found PK Nail for the northeast corner of said Lot 17R4-AR and the southeast corner of Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T., said corner being on the westerly right-of-way line of State Highway No. 360 (350 feet wide public ROW), said corner being the beginning of a non-tangent circular curve to the left, having a radius of 11,634.16 feet and whose chord bears South 02 degrees 42 minutes 27 seconds East, a distance of 438.73 feet;

THENCE Southeasterly, along said westerly right-of-way line and along said circular curve to the left, through a central angle of 02° 09’ 39” and an arc distance of 438.75 feet to a 1/2” found iron rod with “CEI” stamp for the most northerly southeast corner of said Lot 17R4-AR and the most northerly northeast corner of Lot 17R2-AR of said Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition;

THENCE South 84° 58’ 35” West, departing said westerly right-of-way line and along the common line between said Lots 17R4-AR and 17R2-AR for part of the way, a distance of 20.00 feet to a 5/8” iron rod with cap found for corner;

THENCE South 04°02’03” East, continuing along said common line, a distance of 42.69 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84°58’35” West, continuing along said common line, a distance of 21.08 feet to a 5/8” found iron rod with “CEI” stamp for corner

THENCE South 05° 01’ 25” East, continuing along said common line, a distance of 10.92 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 78°10’36” West, continuing along said common line, a distance of 13.66 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 131.77 feet to a 5/8” found iron rod with “CEI” stamp for the point of curvature of a circular curve to the right, having a radius of 194.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 65.56 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the right, through a central angle of 19° 24’ 22” and an arc distance of 65.88 feet to a 5/8” found iron rod with “CEI” stamp for the point of reverse curvature of a circular curve to the left, having a radius of 205.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 69.27 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the left, through a central angle of 19° 24’ 22” and an arc distance of 69.60 feet to a 5/8” found iron rod with “CEI” stamp for the point of tangency;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 159.06 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE North 05° 01’ 25” West, continuing along said common line, a distance of 69.80 feet to a 5/8” iron rod with “KHA” stamp set for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 119.93 feet to a 5/8” found iron rod with “CEI” stamp for the north corner of said Lot 17R2-AR and a west corner of said Lot 17R4-AR, said corner being on the southeast line of Site 37 of the Twenty-Second Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-116, Page 22, P.R.T.C.T.;

THENCE North 42° 13’ 35” East, along the common line between said Lot 17R4-AR and the southeast line of said Site 37 and the southeast line of Site 33 of the Eighteenth Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-109, Page 66, P.R.T.C.T., a distance of 119.10 feet to a 3/8” found iron rod for the most southerly east corner of said Site 33 and an interior corner of said Lot 17R4-AR;

THENCE North 47° 46’ 25” West, continuing along the common line between said Lot 17R4-AR and said Site 33, a distance of 86.50 feet to a 5/8” found iron rod for corner;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 50.00 feet to a 1/2” found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 137.00 feet to a 3/8” found iron rod for the north corner of said Site 33 and the most westerly northwest corner of said Lot 17R4-AR, said corner being on the southeasterly right-of-way line of Six Flags Drive (100-feet wide public ROW);

THENCE North 42° 13’ 35” East, along said southeasterly right-of-way line, a distance of 40.00 feet to a 1/2” found iron rod for the most northerly northwest corner of said Lot 17R4-AR and the west corner of Site 14 of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-73, Page 59, P.R.T.C.T.;

THENCE South 47° 46’ 25” East, departing said southeasterly right-of-way line and along the common line between said Lot 17R4-AR and said Site 14, a distance of 137.00 feet to a 1/2” found iron rod for an interior corner of said Lot 17R4-AR and the south corner of said Site 14;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 217.00 feet to a found “X”-cut in concrete for an exterior corner of said Lot 17R4-AR and the west corner of said Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T.;

THENCE South 48° 22’ 25” East, departing the southeast line of said Site 14 and along the common line between said Lot 17R4-AR and said Site 17R2-C, a distance of 33.00 feet to a found PK nail for corner;

THENCE North 46° 29’ 27” East, continuing along said common line, a distance of 47.17 feet to a found PK nail for corner;

THENCE South 45° 13’ 45” East, continuing along said common line, a distance of 92.21 feet to a found PK nail for corner;

THENCE North 77° 56’ 15” East, continuing along said common line, a distance of 206.53 feet to the POINT OF BEGINNING and containing 5.531 acres, or 240,922 square feet of land, more or less.

SITE 22

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Exploration, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the southerly right-of-way line of State Highway No. 183 (variable width right-of-way), being the northwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas, also being the northeast corner of a tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567 and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas;

THENCE South 15° 28’ 57” East, leaving said right-of-way line and along common line of said Centreport and City of Fort Worth tracts, a distance of 535.63 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 15° 28’ 57” East, continuing along common line of said Centreport and herein described tract, a distance of 489.11 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,505.00 feet, and a chord bearing and distance of South 65° 52’ 44” West, 379.27 feet;

THENCE along said curve to the left, in a southwesterly direction, through a central angle of 14° 28’ 38”, an arc length of 380.28 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 30° 06’ 06” West, a distance of 489.09 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the right, having a radius of 1,994.00 feet, and a chord bearing and distance of North 66° 12’ 18” East, 503.70 feet;

THENCE along said curve to the right, in a northeasterly direction, through a central angle of 14° 30’ 43”, an arc length of 505.05 feet to the POINT OF BEGINNING and containing 4.969 acres (216,462 square feet) of land, more or less.

SITE 23

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Land Company, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the northerly right-of-way line of FAA Boulevard (110 foot right-of-way), and being the southwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas;

THENCE South 11° 40’ 23” West, leaving said right-of-way line and through said City of Fort Worth tract, a distance of 870.88 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 89° 52’ 15” East, a distance of 639.39 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00° 07’ 44” East, a distance of 350.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 52’ 16” West, a distance of 622.61 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,281.00 feet, and a chord bearing and distance of North 02° 52’ 25” West, 350.40 feet;

THENCE along said curve to the left, in a northwesterly direction, through a central angle of 15° 43’ 18”, an arc length of 351.50 feet to the POINT OF BEGINNING and containing 5.005 acres (218,035 square feet) of land, more or less.

SITE 24

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 4” (21.535 acres) conveyed to Chesapeake Land Company LLC as evidenced in a Special Warranty Deed recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, (D.R.T.C.T.), same being a portion of Lot 1, Block 2 of Trinity Bend Addition, an Addition to the City of Fort Worth, Texas, according to the Map of Plat thereof recorded in Volume 388-191, Page 86, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1-inch iron rod found for the northeast corner of said “Tract 4”, same being in the southerly right-of-way line of East 4th Street ( a variable width right-of-way), said iron rod also being on the west line of a tract of land described in deed to Tarrant County Water Control & Improvement District, recorded in Volume 2285, Page 370, D.R.T.C.T.;

THENCE South 00°39’42” East, departing the southerly right-of-way line of said East 4th Street, along the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, a distance of 471.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 89°20’18” West, leaving the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, across said “Tract 4”, a distance of 233.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°39’42” West, continuing across said “Tract 4”, a distance of 425.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly line of said “Tract 4”, said point being in the southerly right-of-way line of said East 4th Street, and being in a non-tangent curve to the right;

THENCE with the northerly line of said “Tract 4” and southerly right-of-way line of said East 4th Street the following courses and distances to wit:

          —Northeasterly, with said non-tangent curve to the right, through a central angle 11°16’41”, having a radius of 585.00 feet, a chord bearing and distance of North 73°23’29” East, 114.96 feet, an arc length of 115.15 feet to a 5/8-inch iron rod found with cap stamped “Dunaway Assoc. LP” for corner, and the end of said non-tangent curve;

          —North 82°51’16” East, a distance of 123.25 feet to the POINT OF BEGINNING and containing 2.429 acres (105,824 square feet) of land, more or less.

SITE 27

BEING a tract of land situated in the Thomas Harlow Survey Abstract No. 335 in the City of Cleburne, Johnson County, Texas, and being all of Lot 1, Block A of Phillips Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 164, Plat Records of Johnson County, Texas, and being a portion of that 13.09 acre tract of land conveyed to Chesapeake Exploration, LP, as evidenced by the Deed recorded in Volume 4183, Page 001, Deed Records of Johnson County, Texas, and being more fully described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of said Lot 1, Block A, same being on the south line of a tract of land conveyed to R.E. and Wanda Malone, as recorded in Volume 3232, Page 172, Deed Records of Johnson County, Texas;

THENCE with the common line of said Lot 1, Block A and said R.E. and Wanda Malone tract, North 58°16’04” East, a distance of 188.03 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the most northerly, northeast corner of said Lot 1, Block A;

THENCE departing the south line of said R.E. and Wanda Malone tract and along the common line of said Lot 1 and Lot 2, Block A of said Phillips Addition, the following courses and distances to wit;

—South 83° 42’ 39” East, a distance of 77.45 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 24° 43’ 56” East, a distance of 376.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 65° 16’ 04” West, a distance of 253.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—North 24° 43’ 56” West, a distance of 393.00 feet to the POINT OF BEGINNING and containing 2.336 acres (101,764 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 28

BEING a tract of land situated in the P.H. Ahler Survey Abstract No. 33 in the City of Fort Worth, Tarrant County, Texas, and being a portion of that same tract land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas, and being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for corner in the southerly right-of-way line of Texas and Pacific Railroad, said rod being the northeast corner of said Chesapeake tract and the northwest corner of Lot 1, Block 1 of the Nguyen Addition, as recorded in Cabinet B, Slide 3193, Plat Records, Tarrant County, Texas;

THENCE South 00° 40’ 56” East, leaving said southerly right-of-way line and along common line of said Chesapeake tract and said Lot 1, Block 1, a distance of 415.42 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 33’ 53” West, leaving said common line, a distance of 412.32 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the west line of said Chesapeake tract and the east line of a tract of land described to Donnie Calton, as recorded in Volume 13420, Page 245, Deed Records, Tarrant County, Texas, for corner;

THENCE North 00° 13’ 38” East, along the common line of said Chesapeake tract and said Calton tract, a distance of 562.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the southerly right-of-way line of said Texas and Pacific Railroad for corner;

THENCE South 70° 29’ 56” East, along the said southerly right-of-way line, a distance of 429.79 feet to the POINT OF BEGINNING and containing 4.583 acres (199,644 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 31

BEING a tract of land out of the J.C. Houston Abstract No. 720, City of Arlington, Tarrant County, Texas, being part of a called 9.124 acre tract of land described in Special Warranty Deed to North Texas Acquisition, recorded in Instrument No. D207391767, Official Public Records of Tarrant County, Texas, said tract also containing all of Lot 3, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-173, Page 14 Plat Records of Tarrant County, Texas and part of Lot 15, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 3291, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a “X” cut in concrete found in the northeast right-of-way line of U.S. Highway 287 (a variable width public right-of-way); said point being the southernmost corner of said Lot 15 and the northwest corner of Lot 10, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 2563, Plat Records of Tarrant County, Texas;

THENCE with said northeast right-of-way line, the following courses and distances:

—North 30°17’39” West, a distance of 125.52 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point a 3/4” iron rod found bears South 02°44’ West, a distance of 2.4 feet;
—North 30°17’39” West, a distance of 352.02 feet to a 1” iron rod found for corner;

—North 31°19’28” West, a distance of 179.64 feet to a “X” cut in concrete set for corner at the southwest corner of Lot 2 of the first referenced J.C. Houston Addition; from said point a “X” cut in concrete found bears North 80°20’ West, a distance of 1.1 feet;

THENCE departing said northwest right-of-way line and with the south line of said Lot 2, North 89°30’02” East, a distance of 263.50 feet to a 1/2” iron rod found for corner; said point being the southeast corner of said Lot 2

THENCE with the east line of said Lot 2, North 00°55’50” West, a distance of 141.62 feet to a “X” cut in concrete found for corner; said point being the northeast corner of said Lot 2 and the southeast corner of Lot 1, J.C. Houston Addition an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-150, Page 43, Plat Records of Tarrant County, Texas; said point also being the southeast corner of a tract of land described in deed to LV Development, LTD. recorded in Instrument No. D204309600, Official Public Records of Tarrant County, Texas; said point also being in Elrod Drive (a variable width private access easement);

THENCE with the south line of said LV Development, LTD. tract, North 88°50’48” East, a distance of 301.00 feet to a PK nail set for corner;

THENCE departing said south line, South 01°49’22” West, a distance of 669.95 feet to a “X” cut in concrete set for corner in the north line of said Lot 10;

THENCE with said north line, the following courses and distances:

—South 88°23’54” West, a distance of 132.00 feet to a “X” cut in concrete set for corner;

—South 60°21’52” West, a distance of 85.82 feet to the POINT OF BEGINNING and containing 5.774 acres or 251,513 square feet of land.

SITE 36

BEING a tract of land situated in the Hiram Blackwell Survey, Abstract No. 149, and being a portion of Tract A, Block 9, First Installment of Stoneridge Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-50, Page 61 of the Plat Records of Tarrant County, Texas, said tract being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the northeast corner of said Tract A, same being on the south right-of-way line of West Arkansas Lane (a called 80’ wide right-of-way);

THENCE South 00°01’36” East, leaving the south right-of-way line of said West Arkansas Lane and along the east line of said Tract A, a distance of 228.46 feet to a 5/8-inch iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE South 00° 01’ 36” East, continuing along the east line of said Tract A, a distance of 591.00 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southeast corner of said Tract A;

THENCE, along the southerly line of said Tract A, the following courses and distances to wit:

—South 89° 57’ 46” West, a distance of 45.34 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner, and being at the beginning of a curve to the right;

—Northwesterly, along said curve to the right, through a central angle of 18°36’00”, having a radius of 312.99 feet, and a chord bearing and distance of North 80°44’14” West,101.16 feet, an arc length of 101.61 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner;

—North 71° 26’ 14” West, a distance of 261.47 feet, to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;
THENCE North 00° 01’ 36” West, leaving the south line of said Tract A, and across said Tract A, a distance of 491.33 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89° 58’ 24” East, continuing across said Tract A, a distance of 393.00 feet to the POINT OF BEGINNING and containing 4.990 acres (217, 353 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 37

BEING a tract of land out of the Isham Wallace Survey, Abstract No. 1677, City of Hurst, Tarrant County, Texas, being part of a called 10.110 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368724, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Chesapeake Land Company, L.L.C. tract, from which a 5/8” iron rod found in the west right-of-way line of Arthur Drive (a 50-foot wide right-of-way) bears North 84°34’20” East, a distance of 198.56 feet; said point being the northeast corner of said Chesapeake Land Company L.L.C. tract;

THENCE departing said north line, South 01°06’12” East, a distance of 384.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89°31’57” West, a distance of 572.00 feet to a 5/8” iron rod with “KHA” cap set for corner in the west line of said Chesapeake Land Company tract;

THENCE with said west line, North 14°38’25” East, a distance of 355.00 feet to a “X” cut in concrete found for corner; said point being the northwest corner of said Chesapeake Land Company, L.L.C. tract;

THENCE with the north line of said Chesapeake Land Company, L.L.C. tract, North 84°34’20” East, a distance of 477.00 feet to the POINT OF BEGINNING and containing 4.347 acres or 189,344 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 39

BEING a tract of land situated in the William J. Hayman Survey, Abstract Number 642, City of Arlington, Tarrant County, Texas, and being a portion of a called 16.37 acre tract described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in County Clerk’s Instrument No. D207376127 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 16.37 acre tract, same being the southwest corner of Lot 10 of W. Hayman Addition, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4054 of the Plat Records of Tarrant County, Texas;

THENCE North 00°23’56” West, along the common line of said 16.37 acre tract and Lot 10, a distance of 294.46 feet to a point for corner;

THENCE South 89°36’04” West, departing the common line of said 16.37 acre tract and Lot 10, across said 16.37 acre tract, a distance of 21.24 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE continuing across said 16.37 acre tract, the following courses and distances to wit:

—South 89°54’21” West, a distance of 448.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—North 01°08’39” East, a distance of 334.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—North 89°38’09” East, a distance of 439.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—South 00°23’56” East, a distance of 336.00 feet to the POINT OF BEGINNING and containing 3.410 acres (148,550 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 40

BEING a tract of land situated in the Thomas J. Hanks Survey, Abstract No. 644, City of Mansfield, Tarrant County, Texas, and being all of Lot 2, Block 1 of the Final Plat of Lots 1R, 2 and 3, Block 1, Mansfield Industrial Park, an addition to the City of Mansfield, as recorded in Instrument No. D209256733 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 13.95 acre tract of land described in Deed to Chesapeake Land Company, L.L.C,, as recorded in Instrument Number D2070391139, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch “Dunaway Assoc. L.P.” capped iron rod found for the east corner of said Lot 2 and said 13.95 acre tract, same being on the southwest line of Lot 1-R-1, Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition, an addition to the City of Mansfield, as recorded in Cabinet A, Slide 10361, P.R.T.C.T, said corner also being the north corner of a tract of land described in Quitclaim Deed to Percy L. Cook and Bethany Watson, as recorded in Instrument Number D206213641, of the Official Public Records of Tarrant County, Texas;

THENCE South 59° 04’ 37” West, departing the southwesterly line of said Block 1 of Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and along the common line between the southeast line of said Lot 2, Block 1, Mansfield Industrial Park and the northwest line of said Percy L. Cook and Bethany Watson tract and along the southeast line of said 13.95 acre tract, a distance of 329.00 feet to a 5/8-inch iron rod with “KHA” cap set for a south corner of said Lot 2, Block 1;

THENCE North 27° 51’ 41” West, departing said common line and along a southwest line of said Lot 2, and the northeast line of Lot 3 in said Block 1, a distance of 355.68 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 3, Block 1;

THENCE in a southwesterly direction, along the most northerly, southeast line of said Lot 2 and the northwest line of said Lot 3, the following:

South 60°12’16” West, a distance of 218.81 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 48°40’03” west, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 60°12’16” West, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the most westerly common corner of said Lots 2 and 3, same being on the northeast right-of-way line of Fifth Avenue (a 60’ wide right-of-way);

THENCE North 29°47’44” West, along the southwest line of said Lot 2 and the northeast right-of-way line of said Fifth Avenue, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the west corner of said Lot 2, same being the south corner of Lot 1R, Block 1 of said Mansfield Industrial Park;

THENCE in a northeasterly direction, departing the northeast right-of-way line of said Fifth

Street and along the common line of said Lots 1R and 2, the following:

North 60°12’16” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 71°44’29” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 60°12’16” East, a distance of 535.82 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 2, same being on the southwest line of Lot 1-R-2, Block 1of aforesaid Stratoflex Addition;

THENCE South 29° 46’ 58” East, along the common line between the southwest line of said Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and the northeast line of said Lot 2, Block 1, a distance of 379.00 feet to the POINT OF BEGINNING and containing 3.083 acres (134,277 square feet) of land, more or less.

SITE 41

BEING a tract of land situated in the Ellis Littlepage Survey Abstract No. 971 in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 10.62 acre tract of land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas (D.T.R.C.T.), same being a portion of Block 1 of Dabney Addition, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-196, Page 86 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more fully described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Block 1, same being the southeast corner of said10.62 acre tract, said corner also being on the curving north right-of-way line of Sycamore School Road (a called 120’ wide right-of-way), said curve being a non-tangent curve to the left;

THENCE in a westerly direction, along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and along the arc of said curve to the left, through a central angle of 05°40’54”, having a radius of 2515.53 feet, a chord bearing of South 86°07’52” West, a chord distance of 249.35 feet and an arc length of 249.45 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

THENCE in a westerly direction, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and continuing along the arc of said curve to the left, through a central angle of 07°36’59”, having a radius of 2515.53 feet, a chord bearing of South 79°28’56” West, a chord distance of 334.15 feet and an arc length of 334.40 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the point of tangency of said curve;

THENCE South 75°40’ 26” West, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 49.98 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for a corner

THENCE North 10°13’53” West, leaving the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 453.71 feet to a 5/8-inch iron rod set with cap stamped “KHA” on the north line of said Block 1 and the north line of said 10.62 acre tract, same also being on the south line of Southridge Addition, according to the plat recorded in Volume 388-110, Pages 08 and 09, of the Plat Records of Tarrant County, Texas;

THENCE North 79°46’07” East, along the north line of said Block 1, the north line of said 10.62 acre tract and south line of said Southridge Addition, a distance of 384.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 10°13’53” East, leaving the north line of said Block 1, the north line of said 10.62 acre tract and the south line of said Southridge Addition, a distance of 448.47 feet to the POINT OF BEGINNING and containing 3.935 acres or 171,427 square feet of land, more or less.

SITE 42

BEING a tract of land situated in the I.& G.N. R.R. Co. Survey, Abstract Number 831, City of Burleson, Tarrant County, Texas, and being a portion of Lot 2, Block B, Alsbury Meadows, Phase III, an addition to the City of Burleson, Texas, recorded in Cabinet B, Slide 1246, Plat Records of Tarrant County, Texas, and also being a portion of a called Tract II, conveyed to Fort Worth Land, L.L.C., as evidenced in a General Warranty Deed recorded under Instrument Number D207400327 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8 inch found iron rod, the east corner of said Lot 2 and being in the northwesterly line of that certain tract of land described in the Special Warranty Deed to MDK Burleson, LP, executed May 9, 2006, recorded in Volume 8119, Page 1857, said Deed Records;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 199.64 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 294.36 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 30°29’33” West, leaving the common line of said Lot 2 and said MDK Burleson tract, a distance of 260.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 59°04’36” East, a distance of 291.90 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 30°29’04” East, a distance of 260.00 feet to the POINT OF BEGINNING and containing 1.751 acres or 76,536 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 43

BEING a tract of land out of the J.W. Henderson Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 45.83 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. 07-049804, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the southerly terminus of Warren Street (an 80-foot wide public right-of-way); said point being the northernmost northwest corner of said North Texas Acquisition, L.L.C. tract and being a northeast corner of a tract of land described in deed to MKP Associates, Inc. recorded in Volume 3800, Page 737, Official Public Records of Johnson County, Texas;

THENCE with the north line of said North Texas Acquisition, L.L.C. tract, South 88°15’35” East, a distance of 404.77 feet to a point in the west line of Missouri, Kansas and Texas Railroad (a 100-foot wide private right-of-way), from which a 5/8” iron rod found bears South 08°46’ East, a distance of 0.4 feet;

THENCE with said west right-of-way line, South 05°43’36” East, a distance of 1343.14 feet to a point;

THENCE departing said west right-of-way line, North 88°56’35” West, a distance of 121.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 01°03’25” West, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 88°56’35” West, a distance of 475.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 01°03’25” East, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 88°56’35” East, a distance of 475.00 feet to the POINT OF BEGINNING and containing 3.533 acres or 153,900 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 44

BEING a tract of land situated in the J.M. Robinson Survey, Abstract No. 1346, Haltom City, Tarrant County, Texas, and being part of Lots 4 and 5, Block J, of Fossil Ridge Addition, an Addition to Haltom City, Texas, according to the plat recorded in Cabinet A, Slide 4822, of the Plat Records of Tarrant County, Texas, same being part of a called 38.427 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Instrument No. D207416231, and being more particularly described as follows;

BEGINNING at a 1/2-inch iron rod found at the common northerly corner of said Lots 4 and 5, Block J, of Fossil Ridge Addition, same being on the southerly right of way line of Fossil Ridge Circle, a called 60-foot right of way, and also being at the beginning of a curve to the left, through a central angle of 12°43’13”, a radius of 830.00 feet and a chord bearing and distance of North 84°06’11” East, 183.89 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 184.27 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 14°12’59” West, departing the southerly right of way line of said Fossil Ridge Circle, a distance of 731.55 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 75°47’01” West, a distance of 370.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 14°12’59” East, a distance of 644.52 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the southerly right of way line of said Fossil Ridge Circle same being at the beginning of a curve to the left, through a central angle of 13°45’12”, a radius of 830.00 feet and a chord bearing and distance of South 82°39’37” East, 198.76 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 199.23 feet to the POINT OF BEGINNING and containing 5.716 acres (248,970 sq. ft.) of land, more or less.

SITE 46

BEING a tract of land situated in the Elizabeth MC Anear Survey Abstract No. 1005 in the City of Mansfield, Tarrant County, Texas, and being all of a called 4.304 acre tract of land conveyed to Fort Worth Land, LLC, as evidenced in a General Warranty Deed recorded in Document No. D207442934 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod set with cap stamped “KHA” for the south corner of said 4.304 acre tract, same being on the northwesterly line of Lot 1, Block 1 of Heritage Business Park, an Addition to the City of Mansfield, Texas, according to the Map or Plat thereof recorded in Volume 388-205, Page 66 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the occupied southeasterly right of way line of Mitchell Road, from said iron rod, a found 3/8-inch iron rod bears South 16°09’24” East, 6.96 feet and a found 5/8-inch capped iron rod bears South 35°05’48” West, 36.30 feet;

THENCE North 30°41’41” West (called North 30°18’40” West), departing the northwesterly line of said Lot 1, Block 1 and the occupied southeasterly right of way line of said Mitchell Road, along the southwesterly line of said 4.304 acre tract and the approximate centerline of a 20’ wide asphalt road known as said Mitchell Road (a variable width right of way, no record found), a distance of 620.90 feet (called 612.61 feet) to a PK nail set in said asphalt road for the west corner of said 4.304 acre tract, said nail also being on the southerly line of a 100’ wide tract of land described in the deed to the Fort Worth and New Orleans Railroad Company (now known as the Southern Pacific Railroad), recorded in Volume 45, Page 95, D.R.T.C.T.;

THENCE South 75°05’42” East (called South 75°18’25” East), departing said Mitchell Road, along the northerly line of said 4.304 acre tract and the southerly line of said 100’ wide railroad right of way, a distance of 861.22 feet (called 865.54 feet) to a 5/8-inch iron rod set with cap stamped “KHA” for the easterly corner of said 4.304 acre tract, same being the most northerly corner of aforesaid Lot 1, Block 1;

THENCE South 58°46’25” West (called South 59°38’41” West), departing the southerly line of said 100’ wide railroad right of way, along the southeasterly line of said 4.304 acre tract and the northwesterly line of said Lot 1, Block 1, a distance of 602.59 feet (called 612.05 feet) to the POINT OF BEGINNING and containing 4.294 acres or 187,067 square feet of land, more or less.

SITE 47

BEING a tract of land out of the James W. Henderson Survey Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 14.460 acre tract of land described in Special Warranty Deed to Tarrant FW Properties, L.L.C., recorded in Volume 4250, Page 506, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with cap found in the northwest line of Lot 6, Block 24, The Gardens, an addition to the City of Burleson Texas according to the plat recorded in Volume 1, Page 281, Plat Records of Johnson County, Texas; said point being the southernmost corner of said Tarrant FW Properties, L.L.C. tract and the southeast corner of a tract of land described in deed to J.B. Stevens Company, Inc. recorded in Volume 436, Page 251, Deed Records of Johnson County, Texas;

THENCE North 45°14’44” West, with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 377.79 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 45°14’44” West, continuing with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 0.92 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE departing said south line, North 31°31’56” East, a distance of 446.22 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°22’00” West, a distance of 12.06 feet to a 5/8” iron rod with cap found for corner on the northwesterly line of said Tarrant FW Properties, L.L.C. tract;

THENCE with the northwesterly line of said Tarrant FW Properties, L.L.C. tract, North 44°36’17” East, a distance of 82.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said northwesterly line, South 58°28’04” East, a distance of 357.82 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 31°33’21” West, a distance of 530.15 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°26’39” West, a distance of 363.73 feet to the POINT OF BEGINNING and containing 4.443 acres or 193,545 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 49

BEING a tract of land situated in the H. D. Thompson Survey, Abstract Number 1507, Tarrant County, Texas, and being a portion of Lot 36 and Lot 37, H. D. Thompson Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6239, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a tract of land conveyed to Chesapeake Land Company, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D207454291 and a portion of a called 1.707 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208021742, both of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 36, same being on the east line of Champlin West Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-52, Page 71, P.R.T.C.T., said iron rod also being on the north right of way line of West Division Street (a called 110’ wide right of way);

THENCE North 00°00’25” East, departing the north right of way line of said West Division Street, along the west line of said Lot 36 and along the east line of said Champlin West Addition, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°20’55” East, departing the west line of said Lot 36 and the east line of said Champlin West Addition, passing the common line of said Lots 36 and 37, continuing for a total distance of 245.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°00’25” West, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 37, same being the north right of way line of aforesaid West Division Street;

THENCE South 89°20’55” West, along the north right of way line of said West Division Street, along the south line of said Lot 37, passing a 5/8 inch found iron rod with yellow cap “KSC” for the south common corner of said Lots 37 and 36, at a distance of 44.98 feet, continuing along the south line of said Lot 36, for a total distance of 245.00 feet to the POINT OF BEGINNING and containing 1.890 acres (82,320 square feet) of land, more or less.

SITE 50

BEING a tract of land out of the Nathan McDow Survey Abstract No. 597, City of Cleburne, Johnson County, Texas, being all of Lot 2R, Block 1, Ensign-Bickford Addition, an addition to the City of Cleburne, Texas according to the plat recorded in Slide D, Volume 10, Page 162, Plat Records of Johnson County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for the southwest corner of said Lot 2R;

THENCE with the west line of said Lot 2R, Block 1, North 01°38’11” East, a distance of 227.49 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Lot 2R;

THENCE departing said west line and continuing along the west line of said Lot 2R, Block 1, North 30°47’06” East, a distance of 211.00 feet to a 5/8” iron rod with “KHA” cap set for the north corner of said Lot 2R;

THENCE with the northeast line of said Lot 2R, South 54°15’51” East, a distance of 448.00 feet to a 5/8” iron rod with “KHA” cap set for the east corner of said Lot 2R;

THENCE with the southeast line of said Lot 2R, South 50°50’09” West, a distance of 245.79 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 2R;

THENCE with the south line of said Lot 2R, North 88°21’49” West, a distance of 287.68 feet to the POINT OF BEGINNING and containing 2.849 acres or 124,077 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 52

BEING a tract of land situated in the H. G. Catlett Survey No. 16, A-178, City of Burleson, Johnson County, Texas, and being a part of a called 18.90 acres of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Volume 4264, Page 648, of the Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument (leaning) found for the most easterly, northeast corner of said 18.90 acre tract, same being the east corner of a visibility clip at the intersection of the south line of a Public Access Easement, Utility Easement & Drainage Easement, known as Mockingbird, as recorded in Volume 8, Page 678, Plat Records, Johnson County, Texas and the northwesterly right-of-way line of State Highway 174 (Wilshire Boulevard, a variable width public right of way);

THENCE South 34°43’47” West, along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 425.90 feet to a concrete monument found for a corner at the beginning of a curve to the left, having a central angle of 03°15’04”, a radius of 5809.65 feet and a chord bearing and distance of South 33°06’15” West, 329.61 feet;

THENCE along said curve to the left and also along the northwesterly right of way line of said State Highway No. 174, an arc length of 329.66 feet;

THENCE North 56°16’41” West, departing the northwest right-of-way line of said State Highway 174, a distance of 60.07 feet to a 5/8” iron rod with cap stamped “KHA” set for corner, same being the POINT OF BEGINNING;

THENCE South 33°43’19” West, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 56°16’41” West, a distance of 250.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 33°43’19” East, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE South 56°16’41” East, a distance of 250.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _______________ / Book _______, Page _________, in the Real Property Records of Johnson County, Texas.

SITE 53

BEING a tract of land situated in the J. Balch Survey Abstract No. 82, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a tract of land conveyed to Chesapeake Land Development Company, L.L.C., as evidenced by a Correction General Warranty Deed recorded in Instrument No. D209086194 the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 1R1 of Holman Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 8951 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an “X” cut set for the southwest corner of said Lot 1R1, same being the intersection of the east right-of-way line of Stark Street (a called 50’ wide right-of-way) with the north right-of-way line of Craig Street (a called 60’ wide right-of-way), from said corner, a found 1/2-inch iron rod bears North 76°03’54” East, 3.47 feet and a found aluminum disk bears North 60°58’27” West, 1.62 feet;

THENCE NORTH, along the common line of said Lot 1R1 and Stark Street, a distance of 363.36 feet to a 1/2-inch iron rod with cap found for the northwest corner of said Lot 1R1, said point being on the south line of Lot 4-R of McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-71, Page 496, P.R.T.C.T.;

THENCE North 89°35’55” East, departing the east right-of-way line of said Stark Street, along the common line of said Lots 1R1 and 4-R, a distance of 145.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, continuing along the common line of said Lots 1R1 and 4-R, a distance of 44.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89°35’55” East, continuing along the common line of said Lots 1R1 and 4-R, at a distance of a called 98.00 feet, passing the southwest corner of Lot 3 of the R. G. McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-D, Page 309, P.R.T.C.T., continuing along the common line of said Lots 1R1 and 3 for a total distance of 140.60 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision;

THENCE SOUTH, departing the common line of said Lots 1R1 and 3, along the common line of said Lots 1R1 and 2R, a distance of 320.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision, same being on the north right-of-way line of aforesaid Craig Street;

THENCE South 89°50’00” West, along the south line of said Lot 1R1 and the north right-of-way line of said Craig Street, a distance of 285.59 feet to the POINT OF BEGINNING and containing 2.244 acres (97,754 square feet) of land, more or less.

SITE 54

BEING a tract of land situated in the Heirs of Hays Covington Survey, Abstract No. 256, City of Fort Worth, Tarrant County, Texas, and being all of Lots 5, 6, 7 and 8, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-A, Page 121 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a tract of land conveyed to Tarrant FW Properties, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208011085 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the northeast corner of said Lot 8, Block 9, same being the northwest corner of Lot 9-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet B, Slide 1374, P.R.T.C.T., said iron rod also being on the south right of way line of Albert Avenue (a called 50’ wide public right of way);

THENCE South 00°01’28” East, departing the south right of way line of said Albert Avenue, along the east line of said Lot 8, Block 9, the west line of said Lot 9-R, Block 9 and the west line of Lot 10-R, Block 9 as depicted in said Cabinet B, Slide 1374, a distance of 379.76 feet to a 5/8-inch iron rod found for the southeast corner of said Lot 8 and the southwest corner of said Lot 10-R, same being the north common corner of Lots 16 and 17, Block 9 as depicted in said Volume 388-A, Page 121;

THENCE West, along the south line of aforesaid Lots 8, 7, 6, and 5, Block 9, the north line of Lots 17, 18 and 19, Block 9, as depicted in said Volume 388-A, Page 121 and the north line of Lot 19-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4207, P.R.T.C.T. a distance of 448.00 feet to a 5/8-inch “KHA” capped iron rod set for the south common corner of said Lot 5 and Lot 4 in said Block 9;

THENCE North 00°01’28” West, departing the north line of said Lot 19-R and along the common line of said Lots 4 and 5, a distance of 380.69 feet to a 5/8-inch “KHA” capped iron rod set for the north common corner of said Lots 4 and 5, same being on the south right of way line of aforesaid Albert Avenue;

THENCE South 89°52’52” East, along the south right of way line of said Albert Avenue and the north line of aforesaid Lots 5, 6, 7 and 8, Block 9, a distance of 448.00 feet to the POINT OF BEGINNING and containing 3.910 acres (170,340 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 56

BEING a tract of land situated in the H. G, Catlett Survey, Abstract Number 181, Johnson County, Texas, and being a portion a called 9.496 acre tract of land described in the Deed to North Texas Acquisition, L.L.C., executed January 15, 2008, recorded in Volume 4272, Page 658, Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch found iron rod with yellow cap stamped “Dunaway Assoc., L.P., for the west corner of said “Tract One”, being in the northeasterly right-of-way line of said N. W. John Jones Drive, from which, an “X” cut in concrete found for the south corner of said “Tract Two”, bears South 45°19’41” East, a distance of 579.78 feet;

THENCE, North 45°21’59” West, with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 80.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, North 45°21’59” West, continuing with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 44°38’12” East, leaving the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 300.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 45°21’59” East, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 44°38’12” West, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.596 acres (113,100 square feet) of land, more or less.

SITE 57

BEING a tract of land in the W. W Wilburn Survey, Abstract No. 1639, City of Benbrook, Tarrant County, Texas, being part of a called 20.053 acre tract of land as described in deed to Tarrant FW Properties, L.L.C., recorded in County Clerk’s File No. D208017602 Deed Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the south right-of-way line Farm To Market Highway No. 2871 (a 160 foot wide right-of-way) said point being the northeast corner of Lot 5, Block 1 of Whitestone Ranch Phase I, an addition to the city of Benbrook as recorded in Cabinet A, Page 6732 Plat Records Of Tarrant County, Texas;

THENCE with said south right-of-way line, South 28°11’28” East, at a distance of 252.21 feet to a 5/8” iron rod with “KHA” cap set for corner and the POINT OF BEGINNING;

THENCE continuing with said south right-of-way line, South 28°11’28” East, at a distance of 365.83 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE South 53°57’09” West, leaving said south right-of-way line and across said 20.053 acre tract, a distance of 350.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 29°46’00” West, a distance of 414.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 61°50’09” East, a distance of 358.10 feet to the POINT OF BEGINNING and containing 3.157 acres or 137,519 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 58

BEING a tract of land located in the J. O’Daniel Survey, Abstract No. 1186, in the City of Arlington, Tarrant County, Texas, being a portion of a called 4.631 acre tract of land conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208443823, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNINING at a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northeast corner of said 4.631 acre tract, same being on the west line of a called 54.25 acre tract of land conveyed to Peyco Family, Ltd., as evidenced in a Deed recorded in Volume 10897, Page 2138, D.R.T.C.T.;

THENCE South 00°25’51” East, along the east line of said 4.631 acre tract and the west line of said 54.25 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southeast corner of said 4.631 acre tract;

THENCE South 89°37’05” West, along the south line of said 4.631 acre tract, a distance of 517.45 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southwest corner of said 4.631 acre tract;

THENCE North 00°22’55” West, along the west line of said 4.631 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northwest corner of said 4.631 acre tract;

THENCE North 89°37’05” East, along the north line of said 4.631 acre tract, a distance of 517.12 feet to the POINT OF BEGINNING and containing 4.631 acres (201,742 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Partial Assignment of Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 61

BEING a tract of land situated in the J. Brannon Survey, Abstract Number 156, located in the City of Grand Prairie, Tarrant County, Texas, being a part of a called 6.553 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D208044631 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found in the proposed curving westerly right-of-way line of Lakeridge Parkway (a variable width public right-of-way) for the southeasterly corner of the beforementioned 6.553 acre tract, same being the northeasterly corner of a called 1.346 acre Save & Except tract described in deed to Lake Parks Joe Poole Communities, Ltd., recorded under Instrument Number D207124813 of the Deed Records of Tarrant County, Texas;

THENCE leaving the proposed westerly right-of-way line of Lakeridge Parkway with the common line of the 6.553 acre and the 1.346 acre tracts, North 68°00’55” West, a distance of 360.35 feet to a 5/8-inch iron rod found in the southeasterly line of a 100-foot wide Texas Power & Light Company easement, recorded in Volume 2549, Page 499 of the Deed Records of Tarrant County, Texas, for the southwesterly corner of the 6.553 acre tract, same being the northwesterly corner of the 1.346 acre tract;

THENCE with the southeasterly line of the 100-foot wide Texas Power & Light Company easement and the northwesterly line of the 6.553 acre tract, North 23°59’45” East, a distance of 358.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE leaving the southeasterly line of the 100-foot wide Texas Power & Light Company easement and across the 6.553 acre tract, South 66°35’20” East, a distance of 392.34 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the easterly line of said 6.553 acre tract, same being in the proposed curving westerly right-of-way line of Lakeridge Parkway and the beginning of a non-tangent curve to the left;

THENCE with the easterly line of said 6.553 acre tract and the proposed westerly right-of-way line of Lakeridge Parkway, Southwesterly, with the curve to the left, through a central angle of 16°08’04”, having a radius of 1250.00 feet, and a chord bearing and distance of South 29°15’38” West, 350.84 feet, an arc distance of 352.00 feet to the POINT OF BEGINNING and containing 2.985 acres (130,032 square feet) of land.

SITE 62

BEING a tract of land situated in the W. Gray Survey, Abstract Number 635, in the City of Fort Worth, Tarrant County, Texas, being part of Block 7 of the Fort Worth Stock Yards Company, an addition to the City of Fort Worth, Tarrant County, Texas, thereof recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being a portion of that certain tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208054486 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a found concrete monument with a brass disk stamped “SW COR 7” for the southwest corner of Block 7 of the beforementioned Fort Worth Stock Yards Company and being the intersection of the north right-of-way line of Twenty Ninth Street (called ±58’ wide right-of-way) with the easterly right-of-way line of Commerce Street (called ±58 wide right-of-way);

THENCE North 15°18’52” West, along said easterly right-of-way line and the westerly line of said Block 7, a distance of 674.28 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner and being the POINT OF BEGINNING;

THENCE North 15°18’52” West, continuing along said easterly right-of-way line and the westerly line of said Block 7, a distance of 415.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE North 89°41’08” East, leaving the said easterly right-of-way line, a distance of 207.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 39°46’58” East, a distance of 519.80 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 89°44’26” West, a distance of 430.00 feet to the POINT OF BEGINNING and containing 2.932 acres (127,694 square feet) of land, more or less.

SITE 64

BEING a tract of land out of the Rector Collins Survey Abstract No. 351, City of Fort Worth, Tarrant County, Texas, being all of “Tract Two”, called 2.956 acres, described in Special Warranty Deed to Tarrant FW Properties, L.L.C. recorded in Instrument No. D208056121, Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the northeast corner of said Tract Two, same being the northwest corner of Lot 8, Block 19 of North Meadowbrook Estates, an addition to the City of Fort Worth, recorded in Volume 388-194, Page 6, Plat Records of Tarrant County, Texas, said corner also being on the south right-of-way line of Ederville Road (a 68-foot wide public right-of-way);

THENCE with the east line of said Tract Two and the west line of Block 19 of said North Meadowbrook Estates, South 00°33’33” East, a distance of 422.47 feet to a 1/2” iron rod found for the southeast corner of said Tract Two and the southwest corner of said Block 19, same being on the north line of a tract of land described as “Tract II” in deed to CSCL L.P. recorded in Instrument No. D204311921, Official Public Records of Tarrant County, Texas;

THENCE with the south line of said Tract Two and the north line of said Tract II, South 89°51’37” West, a distance of 312.77 feet to a 1/2” iron rod found for the southwest corner of said Tract Two and the northwest corner of said Tract II, same being on the east line of Block 22 of Town of Ederville, an addition to Tarrant County according to the plat recorded in Volume 388-A, Page 38, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Tract Two and the east line of said Block 22, North 01°02’29” West, a distance of 93.55 feet to a 5/8” iron rod with “KHA” cap set for corner at the southeast corner of the terminus of Eder Street (a 70-foot wide public right-of-way), said point also being the northeast corner of said Block 22;

THENCE continuing with the west line of said Tract Two, along the east right-of-way line of said Eder Street and the east line of Block 15 of said Town of Ederville, North 00°57’43” West, a distance of 303.37 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Tract Two, same being on the south right-of-way line of aforesaid Ederville Road;

THENCE with the north line of said Tract Two and the south right-of-way line of said Ederville Road, North 85°13’33” East, a distance of 316.54 feet to the POINT OF BEGINNING and containing 2.956 acres or 128,768 square feet of land.

The bearings for this survey are based on a bearing of North 00°57’43” West, for the east terminus of Eder Street according to said Tarrant FW Properties, L.L.C. Special Warranty Deed.

SITE 65

BEING a tract of land situated in the W. W. Warnell Survey, Abstract Number 1612, City of Arlington, Tarrant County, Texas, and being a portion of a called 12.949 acre tract of land, conveyed to Tarrant FW Properties, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D208071426, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod found for the northeast corner of said 12.949 acre tract, and the northwest corner of Lot 1, Hixson Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 7738, of the Plat Records of Tarrant County, Texas, said iron rod also being in the south line of that certain “called 1.055 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, said Deed Records, from which, a 1/2 inch found iron rod for the northeast corner of said Lot 1 bears North 89°53’41” East, a distance of 210.02 feet;

THENCE, South 00°23’17” East, along the common line of said 12.949 acre tract and said addition, at a distance of 454.97 feet, pass the common west corner of Lot 5, said Hixson Addition and Lot 7, W. W. Warnell Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-198, Page 14, said Plat Records, and continuing with the common line of said 12.949 acre tract and said Warnell Addition, in all, a total distance of 495.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, South 89°57’14” West, departing the east line of said 12.949 acre tract and the west line of said Warnell Addition, a distance of 548.20 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the west line of said 12.949 acre tract and the east line of a called 4.96 acre tract, conveyed to John R. Sheffield as evidenced in a Deed recorded in Volume 14556, Page 208,D.R.T.C.T.;

THENCE, North 00°28’15” West, along the west line of said 12.949 acre tract, the east line of said 4.96 acre tract and the east line of that certain tract of land described in the Warranty Deed, to William C. Rayburn, recorded in Volume 6512, Page 392, D.R.T.C.T., passing the common east corner of said Rayburn tract and that certain tract of land described in the Warranty Deed, to William P. Rayburn et ux Charlene S. Rayburn, executed May 5, 1967, recorded in Volume 6512, Page 388, D.R.T.C.T., and continuing for a total distance of 495.00 feet, to a 1/2 inch found iron rod (Controlling Monument) for the northwest corner of said 12.949 acre tract, being the southwest corner of that certain “called 0.932 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, D.R.T.C.T.;

THENCE, North 89°57’14” East, passing the common south corner of said “called 0.932 acre tract” and that certain “called 0.63 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 0.63 acre” tract, passing the common south corner of said “called 0.63 acre tract” and said “called 1.055 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 1.055 acre” tract a distance of 548.92 feet to the POINT OF BEGINNING and containing 6.233 acres (271,532 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 66

BEING a tract of land situated in the Elizabeth Jones Survey, Abstract Number 841, City of Fort worth, Tarrant County, Texas, and part of Lot 30R, Block 9, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Cabinet A, Slide 12523, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and part of that certain tract of land described in the Special Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208086631, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found for the southeast corner of said Fort Worth Land, L.L.C., tract, same being in the west line of Lot 5, being the southeast corner of said Lot 30R and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, P.R.T.C.T.;

THENCE, South 89°58’43” West, along the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 298.00 feet to a 5/8 inch set iron rod with cap stamped “KHA”;

THENCE, North 00°02’38” West, departing the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 496.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, North 89°35’39” East, a distance of 298.01 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the east line of said Fort Worth Land, L.L.C., tract, the east line of said Lot 30R and the west line of a tract of land conveyed to James M. Pedigo and wife Sheila K. Pedigo as described in a Deed recorded in Volume 16324, Page 337, D.R.T.C.T.;

THENCE, South 00°02’38” East, along the east line of said Lot 30R the east line of said Fort Worth Land, L.L.C., tract, the west line of said Pedigo tract, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Judith C. Wright Williams, executed April 20, 1979, recorded in Volume 6724, Page 977, said Deed Records, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Karl B. Williams and wife Judith C. Williams, executed January 11, 1984, recorded in Volume 7729, Page 1420, said Deed Records, and the west line of Lot 5, Block 1, Welborn View Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-87, Page 23, said Plat Records, to a 1/2 inch found iron rod in the west line of said Lot 5, being the southeast corner of said Lot 30 and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, said Plat Records, a distance of 498.00 feet, to the POINT OF BEGINNING and containing 3.400 acres (148,106 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 67

BEING a tract of land out of the S.B. Hopkins Survey, Abstract No. 671, City of Fort Worth, Tarrant County, Texas, being part of a called 5.837 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208090859, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 2, Block 3, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 1255, Page 306, Deed Records of Tarrant County, Texas and part of Block 2-R, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume B, Page 1675, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set at the intersection of the west right-of-way line of Sandy Lane (a variable width public right-of-way) and the south right-of-way line of Anderson Boulevard (a 60-foot wide public right-of-way, Volume 1255, Page 306, Deed Records of Tarrant County, Texas);

THENCE with said west right-of-way line, South 38°06’35” West, a distance of 571.92 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of a tract of land described in Special Warranty Deed to Abaco Properties, Inc. recorded in Instrument No. D200029728, Official Public Records of Tarrant County, Texas;

THENCE departing said west right-of-way line and with the north line of said Abaco Properties tract and the south line of said Lot 2, Block 3, West, at a distance of 248.37 feet, passing a 1/2” iron rod with cap found at the southeast corner of said Block 2-R, continuing with the south line of said Block 2-R, in all a total distance of 338.37 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being a re-entrant corner of said Block 2-R and being the northwest corner of said Abaco Properties, Inc. tract;

THENCE North, a distance of 450.00 feet to a 5/8” iron rod with “KHA” cap set in said south right-of-way line of Anderson Boulevard; said point being the northernmost northeast corner of said Block 2-R;

THENCE with said south right-of-way line, East, a distance of 691.34 feet to the POINT OF BEGINNING and containing 5.319 acres or 231,686 square feet of land.

SITE 68

BEING a tract of land situated in the B. B. B. & C. RR. Co. Survey, Abstract No. 218, in the City of White Settlement, Tarrant County, Texas and being a portion of Site 7-A and Site 7-B, Western Hills Park, Third Section, an addition to the City of White Settlement, recorded in Cabinet B, Slide 1-6 in the Plat Records of Tarrant County, Texas, and being a portion of a called 11.75 acre tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208099301 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the east line of South Las Vegas Trail (an 80-foot right-of-way), said point being the northwest corner of said 11.75 acre tract and the northwest corner of said Site 7-A and the southwest corner of Block J of Melody Park, an addition to the City of White Settlement, recorded in Volume 388-S, Page 82, in the Plat Records of Tarrant County, Texas;

THENCE South 89°37’00” East, departing the east line of said South Las Vegas Trail, along the common line of said 11.75 acre tract and said Block J and the north line of said Sites 7-A and 7-B, passing at a distance of 265.98 feet, a 1/2-inch iron rod found for the common north corner of said Site 7-A and Site 7-B, continuing for a total distance of 477.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE South 00°23’00” West, departing the common line of said Site 7-B, said 11.75 acre tract and said Block J, a distance of 424.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE North 89°37’00” West, a distance of 465.26 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner, said point being on the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A and the easterly line of said South Las Vegas Trail, and being in a non-tangent curve to the right;

THENCE northerly, along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, with said curve to the right, through a central angle of 07°57’40”, having a radius of 1524.01 feet, and a chord bearing and distance of North 03°10’52” West, 211.58 feet, an arc length of 211.75 feet to a 1/2-inch iron rod found for corner;

THENCE North 00°45’55” East, continuing along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, a distance of 212.83 feet to the POINT OF BEGINNING and containing 4.633 acres (201,828 square feet) of land, more or less.

SITE 69

BEING a tract of land out of the W.J. Morgan Survey Abstract No. 1092, City of Fort Worth, Tarrant County, Texas, being part of a called 12.54 acre tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208126795, Official Public Records of Tarrant County, Texas, said tract also being part of Block A, Westcliff, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-41, Page 34, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southwest right-of-way line of Interstate Highway 20 (a variable width public right-of-way); said point being the northernmost corner of a tract of land described in deed to Southwestern Bell Telephone recorded in Volume 3826, Page 54 Deed Records of Tarrant County, Texas; said point also being the northeast corner of said Block A;

THENCE departing said southwest right-of-way line with the northwest line of said Southwestern Bell Telephone tract, South 29°13’43” West, a distance of 328.97 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point, an aluminum disk found bears South 29°13’43” West, a distance of 15.23 feet; said point being the westernmost corner of said Southwestern Bell Telephone tract;

THENCE departing said northwest line, North 60°46’17” West, a distance of 471.57 feet to a “PK” nail set for corner;

THENCE North 45°16’43” East, a distance of 319.65 feet to a “X” cut in concrete set for corner in said southwest right-of-way line of Interstate Highway 20;

THENCE with said southwest right-of-way line, South 64°01’25” East, a distance of 383.82 feet to the POINT OF BEGINNING and containing 3.110 acres or 135,462 square feet of land.

SITE 78

BEING a tract of land out of the Henry McGehee Survey, Abstract No. 998, City of Mansfield, Tarrant County, Texas, being part of a called 16.08 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded in Instrument No. D208150598, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a point in the south right-of-way line of Debbie Lane (a variable width public right-of-way); said point being the northwest corner of Lot 1, Hunter’s Row at Walnut Creek, Section One, an addition to the City of Mansfield, Texas according to the plat recorded in Cabinet A, Page 4150, Plat Records of Tarrant County, Texas; from said point a 1/2” iron rod found bears North 57°07’ West, a distance of 0.7 feet;

THENCE departing said south right-of-way line and with the west line of said Hunter’s Row at Walnut Creek, South 30°21’36” East, a distance of 662.58 feet to a point in the west line of Lot 7, Hunter’s Row at Walnut Creek;

THENCE departing said west line, South 59°38’24” West, a distance of 200.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 59°38’24” West, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 30°21’36” West, a distance of 300.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 59°38’24” East, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 30°21’36” East, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.583 acres or 112,500 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 82

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 182, located in Johnson County, Texas, and being part of a called 7.500 acre tract of land as described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Volume 4356, Page 0162, Official Public Records, Johnson County, Texas, said tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the southeast right-of-way line of County Road No. 1020 (a variable width public right-of-way); said point bears North 44°47’19” East, a distance of 23.70 feet from a 1” iron pipe found at the westernmost corner of said North Texas Acquisition, L.L.C. tract;

THENCE along said southeast right-of-way line, North 44°47’19” East, a distance of 225.00 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being the westernmost corner of a tract of land described in deed to Ronald L. Fisher and Rebecca E. Fisher, recorded in Volume 1927, Page 259, Deed Records, Johnson County, Texas;

THENCE departing said southeast right-of-way line and with the southwest line of said Fisher tract, South 44°21’23” East, a distance of 420.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said southwest line, South 44°47’19” West, a distance of 214.51 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°47’15” West, a distance of 419.97 feet to the POINT OF BEGINNING and containing 2.119 acres or 92,287 square feet of land.

SITE 83

BEING a tract of land situated in the G. W. COONROD SURVEY, ABSTRACT No. 292, in the City of Arlington, Tarrant County, Texas, and being a portion of Tract B, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-96, Page 46, Plat Records, Tarrant County, Texas, (P.R.T.C.T.) and being a portion of Tract C-R, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. and being a portion of a called Tract 1 as conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D208201855, Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and a portion of a called 8.528 acre tract of land conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D2082031155, (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 8.528 acre tract, said point being the southwest corner of said Tract C-R and the southeast corner of Tract D, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. said iron rod also being on the north right-of-way line of Washington Drive, (an 80-foot wide public right-of-way);

THENCE NORTH, departing the north right-of-way line of said Washington Drive, along the common line of said Tract C-R and Tract D and along the west line of said 8.528 acre tract, a distance of 753.21 feet to a 5/8-inch iron rod found for the northerly common corner of said Tract C-R and Tract D and the northwest corner of said 8.528 acre tract;

THENCE South 89°13’00” East, departing the common line of said Tract C-R and Tract D, along the north line of said Tract C-R and the north line of said 8.528 acre tract, a distance of 475.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, departing the north line of said Tract C-R, the north line of said 8.528 acre tract, across said Tract C-R, passing at a distance of 271.41 feet, a point on the common line of said Tract C-R, said 8.528 acre tract and aforesaid Tract 1 and aforesaid Tract B, Block 12-R, continuing across said Tract 1 and said Tract B for a total distance of 666.74 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being on the southerly line of said Tract 1 and said Tract B, same being on the northerly line of aforesaid Washington Drive, and being in a non-tangent curve to the right;

THENCE, southwesterly along the common line of said Tract 1 and said Tract B and said Washington Drive, passing at an arc length of 86.34 feet, the southerly common corner of said Tract 1, said Tract B, said 8.528 acre tract and said Tract C-R, through a central angle of 29°13’25”, having a radius of 624.52 feet, and a chord bearing and distance of South 75°19’31” West, 315.09 feet, a total arc length of 318.54 feet to a 1/2-inch iron rod found for corner;

THENCE South 89°57’00” West, along the common line of said Tract C-R, said 8.528 acre tract and said Washington Drive, a distance of 170.14 feet to the POINT OF BEGINNING and containing 7.994 acres (348,233 sq. ft.) of land, more or less.

SITE 89

BEING a tract of land situated in the John Childress Survey, Abstract Number 249, and the William G. Matthews Survey, Abstract Number 1052, Tarrant County, Texas, and being a portion of the remainder of Block 6, Post Oak Village, an addition to the City of Fort Worth, Texas, recorded in Volume 388-145, Page 47, of the Plat Records of Tarrant County, Texas, and being a portion of an 8.347 acre tract of land described in the deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208232442, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod (Controlling Monument) found for the northeast corner of said 8.347 acre tract and said Block 6, and being the intersection of the southerly right-of-way line of Trinity Boulevard (variable width right-of-way) and the westerly right-of-way line of Post Oak Boulevard (an 80-foot wide right-of-way);

THENCE South 89°59’28” West, a distance of 130.70 feet, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, to a 1/2-inch iron rod found for corner, and being at the beginning of a curve to the left;

THENCE westerly, continuing along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the left, through a central angle of 03°51’49”, having a radius of 1800.00 feet, and a chord bearing and distance of South 88°03’34” West, 121.36 feet, an arc length of 121.38 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE departing the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, across said 8.347 acre tract, the following courses and distances to wit:

—South 04°44’11” East, a distance of 283.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;
—South 80°31’50” West, a distance of 261.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;

—North 02°49’43” West, a distance of 291.00 feet to a 5/8-inch “KHA” capped iron rod set for corner on the north line of said Block 6, the north line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, and being in a non-tangent curve to the right;

THENCE easterly, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the right, through a central angle of 07°59’22”, having a radius of 1800.00 feet, and a chord bearing and distance of North 82°07’58” East, 250.80 feet, an arc length of 251.00 feet to the POINT OF BEGINNING, and containing 1.696 acres (73,887 square feet) of land, more or less.

SITE 90

BEING a tract of land situated in the J. O’ Daniel Survey, Abstract Number 1186, located in the City of Arlington, Tarrant County, Texas, and being a part of Lot 2, J. O’ Daniel Addition, an addition to the City of Arlington, as recorded in Cabinet A, Slide 5247, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being part of a tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., a limited liability corporation, as recorded under Instrument Number D208234353 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod for the northwest corner of said Lot 2, said corner also being on the south right-of-way line of Bardin Road (120 feet wide);

THENCE North 67° 19’ 28” East, along the common line between said Lot 2 and said south right-of-way line, a distance of 413.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 26’ 58” East, leaving the south right-of-way line of Bardin Road, a distance of 525.83 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 33’ 02” West, continuing along said common line, a distance of 383.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the southwest corner of said Lot 2 and the northwest corner of said Lot 3;

THENCE North 00° 26’ 58” West, along the west line of said Lot 2, a distance of 369.33 feet to the POINT OF BEGINNING and containing 3.935 acres (171,424 square feet) of land, more or less.

SITE 91

BEING a tract of land situated in the George Akers Survey, Abstract Number 30, in the City of Haltom City, Tarrant County, Texas, and being a portion of a called 7.997 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208238480 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8-inch iron rod found for the southeast corner of said 7.997 acre tract and the southwest corner of a called Tract 1, conveyed to the City of North Richland Hills, Texas, as evidenced in a Deed recorded in Volume 3922, Page 0621, D.R.T.C.T., same being on the north line of a tract of land conveyed to TCS 2004, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D206158483, D.R.T.C.T., from said corner, a found 1-inch iron rod in an east-west fence line bears South 00°07’48” East, 8.97 feet;

THENCE South 88°45’10” West, along the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 493.75 feet to a corner;

THENCE North 01°14’50” West, departing the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 102.03 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 24°17’13” West, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 65°42’47” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 24°17’13” East, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 65°42’47” West, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.281 acres (99,375 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 92

BEING a tract of land situated in the WILLIAM STEPHENS SURVEY, Abstract No. 1429 and the RACHEL MEDLIN SURVEY, Abstract No. 1044, in the City of Arlington, Tarrant County, Texas, and being a portion of a called 5.69 net acre tract described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208249458 of the Deed Records Tarrant County, Texas, (D.R.T.C.T.), also being a portion of Lot 33-R-1D1 of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 7772 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the southeast corner of said 5.69 net acre tract, same being in the north right-of-way line of S.W. GREEN OAKS BOULEVARD (120-foot wide public right-of-way ), said point being the southeast corner of Lot 33-R-1D3 of said WILLIAM STEPHENS ADDITION;

THENCE NORTH, departing the north right-of-way line of said S.W. GREEN OAKS BOULEVARD, along the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D3, passing at 78.57 feet the northeast corner of said Lot 33-R-1D3 and the southeast corner of aforesaid Lot 33-R-1D1, continuing for a total distance of 211.72 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE WEST, leaving the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D1, passing at a distance of 191.46 a 5/8-inch iron rod at the northeast corner of Lot 33-R-1D2 of said WILLIAM STEPHENS ADDITION, for a total distance of 467.19 feet to an “X” found for corner at the northwest corner of said Lot 33-R-1D2, and the most southerly, southwest corner of said 5.69 net acre tract, same being the southeast corner of Lot 33-R-1 of WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Volume 388-197, Page 45, P.R.T.C.T.;

THENCE North 00°04’37” West, along the easterly common line of said Lot 33-R-1 and Lot 33-R-1D1, a distance of 133.33 feet to a 1/2-inch iron rod found at the northeast corner of said Lot 33-R-1;

THENCE North 89°55’27” East, across said Lot 33-R-1D1, a distance of 65.37 feet to an “X” set for corner;

THENCE NORTH, continuing across said Lot 33-R-1D1, a distance of 235.38 feet to a 5/8-inch iron rod with “KHA” cap to be set for corner, said point being on the common line of said Lot 33-R-1D1 and Lot 33-R-1C of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 2605, P.R.T.C.T., same being on the north line of aforesaid 5.69 net acre tract;

THENCE EAST, along the north line of said 5.69 net acre tract, and along the common line of said Lot 33-R-1D1 and Lot 33-R-1C, a distance of 402.00 feet to a 1/2-inch iron rod found for corner, said point being the northeast corner of said Lot 33-R-1D1 and said 5.69 net acre tract;

THENCE SOUTH, departing the common line of said Lot 33-R-1D1 and Lot 33-R-1C, along the east line of said Lot 33-R-1D1 and the east line of said 5.69 net acre tract, a distance of 368.79 feet to the POINT OF BEGINNING and containing 3.603 acres (156,961 sq. ft.) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 93

BEING a tract of land situated in the G.W. Main Survey, Abstract Number 1099, City of Arlington, Tarrant County, Texas, and being a portion of Lot C of G.W. MAIN ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-102, Page 49 of the Plat Records of Tarrant County, Texas, same being all of a called 2.877 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258053 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being all of a called 2.469 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258054, D.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southwest corner of said 2.469 acre tract and the southeast corner of Lot 4 of the James T. Turner Addition, an addition to the City of Arlington, as recorded in Volume 388-101, Page 50 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being on the north line of Block 1 of Oak Branch Estates Addition, an addition to the City of Arlington, as recorded in Volume 388-124, Page 36, P.R.T.C.T.;

THENCE in a northerly direction, along the east line of said Lot 4 and the west line of said 2.469 acre tract, the following:

North 16°55’01” West, a distance of 137.00 feet to a 1/2-inch iron rod found for a corner;

North 62°54’01” West, a distance of 57.00 feet to a 1/2-inch iron rod found for a corner;

North 48°46’01” West, a distance of 147.50 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for a corner;

North 22°47’01” West, a distance of 84.30 feet to a 5/8-inch iron rod found for the northwest corner of said 2.469 acre tract, same being on the curving southerly right of way line of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 710, D.R.T.C.T., said curve being a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract and along the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 710 and along the arc of said curve to the left, through a central angle of 12°32’04”, having a radius of 1045.00 feet, a chord bearing of North 77°52’35” East, a chord distance of 228.16 feet and an arc length of 228.61 feet to the east corner of said Volume 7422, Page 710;

THENCE North 88°14’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 10.14 feet to a corner;

THENCE North 58°40’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 14.15 feet to the west corner of Pleasant Ridge Road (a variable width right of way) as described in a Right of

Way Easement recorded in Volume 7422, Page 697, D.R.T.C.T., same being the point of curvature of a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract, the northerly line of aforesaid 2.877 acre tract, the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 697 and the southerly right of way line of Pleasant Ridge Road as described in a Right of Way Easement recorded in Volume 7422, Page 707, D.R.T.C.T., and along the arc of said curve to the left, through a central angle of 08°05’27”, having a radius of 1045.00 feet, a chord bearing of North 66°16’30” East, a chord distance of 147.44 feet and an arc length of 147.57 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the end of said curve;

THENCE North 62°13’46” East, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707, a distance of 210.39 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the point of curvature of a curve to the right;

THENCE in an easterly direction, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707 and along the arc of said curve to the right, through a central angle of 04°00’54”, having a radius of 1000.00 feet, a chord bearing of North 64°14’13” East, a chord distance of 70.06 feet and an arc length of 70.07 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the northeast corner of said 2.877 acre tract, same being on the east line of Lot C of aforesaid G. W. Main Addition;

THENCE South 01°46’26” East, departing the southerly right of way line of said Pleasant Ridge Road, along the east line of said 2.877 acre tract and the east line of said Lot C, a distance of 572.64 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 2.877 acre tract and the southeast corner of said Lot C;

THENCE South 89°34’59” West, along the south line of said Lot C, the south line of said 2.877 acre tract and the south line of aforesaid 2.469 acre tract, a distance of 413.09 feet to the POINT OF BEGINNING and containing 5.347 acres (232,869 square feet) of land, more less.

SITE 94

BEING a tract of land out of the Thomas McCanne Survey Abstract No. 1033, City of Fort Worth, Tarrant County, Texas, being part of a called 10.42 acre tract of land described as “Tract 1” and a called 2.200 acre tract of land described as “Tract 2” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208263998, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 15 and Lot 16, Block 1, Santa Fe Industrial Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, Page 3747, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the west line of said Fort Worth Land, L.L.C. tract; from said point A 1/2” iron rod found in the north right-of-way line of West Seminary Drive (an 80-foot wide right-of-way) bears South 00°11’35” West, a distance of 206.16 feet; said point being the southwest corner of said Fort Worth Land L.L.C. tract;

THENCE North 00°11’35” East, a distance of 411.19 feet to a 5/8” iron rod with “KHA” cap set for corner in the south line of a Railroad Easement and Right-of-Way described as “Tract E” recorded in Volume 5268, Page 831, Deed Records of Tarrant County, Texas; said point being the beginning of a non-tangent curve to the right having a radius of 387.85 feet, a central angle of 09°26’03”, a chord bearing and distance of South 76°01’05” East, 63.79 feet; from said point, a 1/2” iron rod found bears North 89°47’ East, a distance of 0.3 feet;

THENCE with the south line of said Railroad Easement and Right-of-Way the following courses and distances:

In a southeasterly direction with said curve, an arc distance of 63.86 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the left having a radius of 407.85 feet, a central angle of 18°36’12”, a chord bearing and distance of South 80°27’21” East, 131.84 feet;

In a southeasterly direction, with said curve, an arc distance of 132.42 feet to a 5/8” iron rod with “KHA” cap set for corner in the east line of said Lot 16 and the east line of said Tract 2;
North 00°11’35” East, a distance of 41.30 feet to a 5/8” iron rod with “KHA” cap set for corner;
South 89°46’00” East, a distance of 127.96 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south right-of-way line, South 00°11’35” West, a distance of 416.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°46’00” West, a distance of 320.00 feet to the POINT OF BEGINNING and containing 2.937 acres or 127,951 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 95

BEING a tract of land situated in the P. Pate Survey, Abstract Number 1202, in the City of Fort Worth, Tarrant County, Texas, being a portion of Lot B-R-1, Block 1, RIDGMAR PLAZA, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-106, Page 17 of the Plat Records of Tarrant County, Texas, being a portion of a tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208266010 of the Official Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway (a called108-foot wide public right-of-way) and the east right-of-way line of Ridgmar Boulevard (a called 80-foot wide public right-of-way) and the northwest corner of Lot B-R-1, Block 1;

THENCE with the south right-of-way line of Plaza Parkway, the following courses and distances to wit:

—North 74°45’45” East, a distance of 8.00 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

—Easterly, with said curve to the right, through a central angle of 14°24’40”, having a radius of 937.48 feet, and a chord bearing and distance of North 81°58’05” East, 235.18 feet, an arc length of 235.80 feet to a 5/8-inch iron rod found for corner;

—North 89°10’25” East, a distance of 362.20 feet to a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway and the west right-of-way line of Ridgmar Plaza (a called 144-foot wide public right-of-way) for the beginning of a non-tangent curve to the right;

THENCE with said curve to the right, through a central angle of 01°06’53”, having a radius of 5834.79 feet, and a chord bearing and distance of South 06°12’34” East, 113.53 feet, an arc length of 113.53 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE leaving the west right-of-way line of Ridgmar Plaza and crossing said Lot B-R-1, Block 1, the following courses and distances to wit:

—South 89°10’25” West, a distance of 86.42 feet to a PK nail set for corner;
—South 00°49’35” East, a distance of 15.00 feet to a PK nail set for corner;
—South 89°10’25” West, a distance of 115.76 feet to a PK nail set for corner
—South 00°47’53” East, a distance of 122.00 feet to a 3/4-inch iron rod for the northeast corner of Lot A-R, Block 1 of said RIDGMAR PLAZA;

THENCE South 89°11’33” West, with the common line of Lot B-R-1 and Lot A-R, Block 1, a distance of 324.10 feet to a 1-inch iron rod found in the east right-of-way line of Ridgmar Boulevard;

THENCE North 22°46’15” West, with the east right-of-way line of Ridgmar Boulevard, a distance of 201.14 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

THENCE with said curve to the right, through a central angle of 1°20’50”, having a radius of 1454.34 feet, and a chord bearing and distance of North 22°05’50” West, 34.20 feet, an arc length of 34.20 feet to the POINT OF BEGINNING and containing 2.637 acres, (114,885 square feet) of land, more or less.

SITE 98

BEING a tract of land situated in the B.B.B. & C.R.R. Survey, Abstract Number 89, Johnson County, Texas, and being all of Lot 1, Block A of Ensign-Bickford North Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 165, of the Plat Records of Johnson County, Texas, and being a portion of a called 48.75 acre tract as described in a Special Warranty Deed to Fort Worth Land, LLC, recorded in Volume 4260, Page 774, of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the southeast corner of said Lot 1, Block A, same being on the north line of Supreme Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Volume 7, Page 54 of the Plat Records of Johnson County, Texas, said corner also being a south common corner of said Lot 1 and Lot 2, Block A of said Ensign-Bickford North Addition;

THENCE South 89°27’09” West, along the south line of said Lot 1 and the north line of said Supreme Addition, a distance of 335.26 feet to a 1/2-inch iron rod found for a southwest corner of said Lot 1 and the northwest corner of said Supreme Addition, same being on the northeast right-of-way line of County Road 1022 (Pipeline Road) a called 60’ wide right-of-way;

THENCE North 43°47’51” West, along the southwest line of said Lot 1 and the northeast right-of-way line of said County Road 1022 (Pipeline Road), a distance of 277.07 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the west corner of said Lot 1, same being a south common corner of said Lot 1 and aforesaid Lot 2, Block A;

THENCE North 28°28’07” East, departing the northeast right-of-way line of said County Road 1022 (Pipeline Road) and along the common line of said Lots 1 and 2, a distance of 348.19 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northwest corner of said Lot 1;

THENCE South 63°16’01” East, continuing along the common line of said Lots 1 and 2, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northeast corner of said Lots 1 and 2;

THENCE South 00°30’56” East, continuing along the common line of said Lots 1 and 2, a distance of 322.50 feet to the POINT OF BEGINNING and containing 4.323 acres (188,302 square feet) of land, more or less.

SITE 99

BEING a tract of land out of the N.B. Breeding Survey Abstract No. 189, City of Fort Worth, Tarrant County, Texas, being part of a called 39.12 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208294744, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Fort Worth Land, L.L.C. tract; from said point, the northwest corner of said Fort Worth Land L.L.C. tract bears South 88°54’09” West, a distance of 526.44 feet;

THENCE with said north line, North 88°54’09” East, a distance of 370.74 feet to a 5/8” iron rod with cap found for corner at the southernmost southwest corner of a tract of land described in Warranty Deed to Bennie G. Boone recorded in Volume 4591, Page 52, Deed Records of Tarrant County, Texas;

THENCE with a south line of said Boone tract, South 89°55’50” East, a distance of 78.98 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South, a distance of 487.31 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE West, a distance of 449.66 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North, a distance of 480.30 feet the POINT OF BEGINNING and containing 5.001 acres or 217,846 square feet of land.

Bearing system based on a bearing of South 00°08’10” West, for the east line of said Fort Worth Land, L.L.C. tract.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 100

BEING a tract of land situated in the John Davis Survey, Abstract No. 418, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Block 2, A.H. Fish Addition, an addition to the City of Fort Worth, recorded in Volume 388-L, Page 60, in the Plat Records of Tarrant County, Texas, and being a portion of a tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208293962 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the northeast corner of said Block 2, same being on the westerly right-of-way line of Mitchell Boulevard (a 100’ wide right-of-way);

THENCE South 28°00’00” East, along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 141.67 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 28°00’00” East, continuing along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 14.26 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°22’11” East, departing the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 362.36 feet to a PK nail set for a corner;

THENCE South 89°37’49” West, a distance of 250.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°22’11” West, a distance of 375.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 89°37’49” East, a distance of 243.38 feet to the POINT OF BEGINNING and containing 2.151 acres (93,708 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 101

BEING a tract of land situated in the S. P. Loving Survey, Abstract Number 943, City of Fort Worth, Tarrant County, Texas, being a portion of Lot A, Block 1 of JIM ELLIS INDUSTRIAL ADDITION, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-F, Page 397 of the Plat Records of Tarrant County, Texas, same being a portion of the 3.999 acre tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208294158 of the Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “SURVCON INC.” cap found at the intersection of the north right-of-way line of East Dewitt Drive (a 50-foot wide public right-of-way) and the east right-of-way line of Yuma Street (a 60-foot wide public right-of-way) for the southwest corner of said Lot A, Block 1 and the beginning of a curve to the right, same being the southwest corner of said 3.999 acre tract;

THENCE with said east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract and along said curve to the right, through a central angle of 02°03’27”, having a radius of 2260.40 feet, and a chord bearing and distance of North 01°34’16” West, 81.17 feet, an arc length of 81.17 feet to a 5/8-inch iron rod with plastic “SURVCON INC.” cap found for corner;

THENCE North 00°32’33” West, continuing with the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 152.16 feet to a 5/8-inch iron rod with plastic “KHA” cap for corner;

THENCE North 89°27’27” East, leaving the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 314.92 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE South 00°32’33” East, a distance of 300.13 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner in the north right-of-way line of East Dewitt Drive, same being on the south line of said Lot A and the south line of said 3.999 acre tract;

THENCE North 78°30’33” West, with the north right-of-way line of East Dewitt Drive, the south line of said Lot A and the south line of said 3.999 acre tract, a distance of 320.51 feet to the POINT OF BEGINNING and containing 1.926 acres (83,909 square feet) of land, more or less.

SITE 103

BEING a tract of land situated in the Thomas Perkins Survey, Abstract Number 1218, Tarrant County, Texas, being a portion of Lot 13, Thomas Perkins Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6101, a portion of Lots 5 and 6, Block 1, Pounds Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-15, Page 635, and a portion of Tract 2-K-A, of the Thomas Perkins Survey, an addition to the City of Arlington, Texas, recorded in Volume 388-47. Page 185, all of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 7.993 acre tract of land conveyed to Trinity River Real Estate, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208306507 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at an “X” cut found for the southwest corner of said 7.993 acre tract, same being the southwest corner of Tract 2-K-B of said Thomas Perkins Survey, same being on the east right-of-way line of Perkins Road (a called 70’ wide right-of-way);

THENCE North 00°17’46” East, along the west line of said 7.993 acre tract, the west line of said Tracts 2-K-B and 2-K-A and along the east right-of-way line of said Perkins Road, a distance of 221.09 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 00°17’46” East, continuing along the west line of said 7.993 acre tract, west line of said Tract 2-K-A and said right-of-way line, a distance of 69.19 feet to 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the northwest corner of said Tract 2-K-A;

THENCE South 89°28’46” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 1.19 feet to a P.K. Nail found in a fence post for a corner;

THENCE North 01°57’26” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 24.36 feet, to a 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the beginning of a non-tangent curve to the right having a radius of 300.00 feet and a chord bearing North 14°23’20” East, a distance of 136.73 feet;

THENCE in a northerly direction, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road and with said non-tangent curve to the right, through a central angle of 26°20’38”, an arc distance of 137.94 feet, to an “X” cut found in concrete for the end of said curve, from which a found “X” in concrete bears South 28°51’31” West, a distance of 1.34 feet;

THENCE North 31°20’52” East, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 148.58 feet to a 5/8 inch iron rod set with cap stamped “KHA” for a corner;

THENCE North 89°13’54” East, departing the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road a distance of 308.00 feet to a 100 D nail found for a northeast corner of said 7.993 acre tract, same being the common east corner of aforesaid Lot 13 and said Lot 3, said iron rod being in the west line of Block 1, Water Crest Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 932 P.R.T.C.T.;

THENCE South 00°44’41” East, along the east line of said 7.993 acre tract, the east line of said Lot 13 and the west line of Block 1 of said Water Crest Addition, passing at a distance of 131.44 feet, to a 5/8 inch found iron rod for the southeast corner of said Lot 13, a southwest corner of said Block1 and the northwest corner of that certain tract of land described in the General Warranty Deed to Stewart D. Greenlee and wife Deborah L. Greenlee, recorded in Volume 11154, Page 1344, D.R.T.C.T.;

THENCE South 00°45’56” East, continuing along the east line of said 7.993 acre tract and the west line of said Greenlee tract for part of the way and continuing along the extension of the said common line, for a total distance of 219.91 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°13’53” West, a distance of 422.26 feet to the POINT OF BEGINNING and containing 3.153 acres (138,988 square feet) of land, more or less.

SITE 105

BEING a tract of land situated in the Telitha Akers Survey, Abstract No. 20, Tarrant County, Texas, said tract being part of a 12.797 acre tract of land described in deed to Trinity River Real Estate, LLC, as recorded in County Clerk Document No. D208315743, Deed Records, Tarrant County, Texas (D.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a cap stamped “4804” for the southerly, southeast corner of said Trinity River Real Estate tract and the northerly line of Lot 1, Block 1, Hurst Athletic Complex Addition, recorded in Volume 388-161, Page 67, Plat Records of Tarrant County, Texas;

THENCE North 89° 59’ 52” West, along common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 480.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 00’ 08” East, leaving common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 105.62 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 45°46’36” East, a distance of 203.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’52” West, a distance of 106.81 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of curvature of a curve to the right;

THENCE in a westerly direction, along the arc of said curve to the right, through a central angle of 45°46’28”, having a radius of 50.00 feet, a chord bearing of North 67°06’38” West, a chord distance of 38.89 feet and an arc length of 39.95 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of tangency of said curve;

THENCE North 44°13’24” West, a distance of 139.67 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner on the southeast right-of-way line of State Highway No. 26, also being the southeast corner of the tract of land described in deed to the State of Texas, as recorded in County Clerk Document No. D207354066, Deed Records, Tarrant County, Texas;

THENCE North 45°46’36” East, along the southeast right-of-way line of said State Highway No. 26, a distance of 30.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 44°13’24” East, leaving the southeast right-of-way line of said State Highway No. 26, a distance of 139.67 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of curvature of a curve to the left;

THENCE in an easterly direction, along the arc of said curve to the left, through a central angle of 45°46’28”, having a radius of 20.00 feet, a chord bearing of South 67°06’38” East, a chord distance of 15.56 feet and an arc length of 15.98 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the point of tangency of said curve;

THENCE South 89°59’52” East, a distance of 447.07 feet to a 5/8-inch found iron rod with a cap stamped “4804” for the most northerly, northwest corner of aforesaid Lot 1, Block 1, Hurst Athletic Complex Addition;

THENCE South 01° 17’ 39” West, along a west line of said Lot 1, Block 1, a distance of 277.80 feet to the POINT OF BEGINNING and containing 2.931 acres (127,659 square feet) of land, more or less.

SITE 107

BEING a tract of land situated in the J. H. Barlough Survey, Abstract Number 130, located in the City of North Richland Hills, Tarrant County, Texas, and being a portion of a called 6.987 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C. recorded in County Clerk’s Instrument No. D208327664 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with “RPLS 4224” cap found for the northeast corner of said 6.987 acre tract, same also being in the west line of a tract of land described in deed to Carl J. Peterson recorded in Volume 4887, Page 684 of the Deed Records of Tarrant County, Texas;

THENCE South 00°59’46” East, along east line of said 6.987 acre tract and the west line of said Carl J. Peterson tract, a distance of 497.54 feet to a 3/4-inch bent iron rod found for the southeast corner of said 6.987 acre tract, same being the northeast corner of a tract of land described in a deed to R. J. Hall, recorded in County Clerk’s Instrument No. D197222096, Official Public Records of Tarrant County, Texas;

THENCE South 89°24’28” West, along the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 229.90 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°21’05” West, departing the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 61.53 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 39°04’44” West, a distance of 187.69 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°59’46” West, a distance of 291.30 feet to a 5/8-inch iron rod with “KHA” cap set in the north line of said 6.987 acre tract;

THENCE North 89°46’24” East, along the north line of said 6.987 acre tract, a distance of 345.00 feet to the POINT OF BEGINNING and containing 3.591 acres (156,410 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 109

BEING a tract of land situated in the J. HOWARD SURVEY, Abstract No. 816, and the T.K. HAMBY SURVEY, Abstract No. 815, Fort Worth, Tarrant County, Texas, and being part of a called 24.5448 acre tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208341973, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the most southerly, southeast corner of said 24.5448 acre tract, same being the southwest corner of a called 0.066 acre tract of land conveyed to Abaco Properties, Inc. by deed filed September 11, 2002, recorded in Volume 15964 at Page 71, and refiled December 30, 2002 and re-recorded in Volume 16249 at Page 93 O.P.R.T.C.T., said iron rod also being on the north Right-of-Way line of Interstate Highway No. 30; (variable width right of way);

THENCE North 82°45’24” West, along the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 345.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 02°00’15” East, departing the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 379.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°26’19” East, a distance of 377.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the east line of said 24.5448 acre tract and the west line of Lot 1 in Block 2 of the Pantego Bible Church Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet “A”, Slide 1633 of the Plat Records of Tarrant County, Texas;

THENCE South 00° 25’ 59” West, along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 160.09 feet to a 1/2-inch iron rod found for corner;

THENCE South 00° 09’ 06” East, continuing along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 203.91 feet to a 1/2-inch iron rod found for the most easterly, southeast corner of said 24.5448 acre tract, same being the northeast corner of a aforesaid 0.066 acre tract;

THENCE North 82° 45’ 24” West along the south line of said 24.5448 acre tract and the north line of said 0.066 acre tract for a distance of 47.86 feet to a 1/2-inch iron rod found for the northwest corner of said 0.066 acre tract;

THENCE South 00° 09’ 06” East along an east line of said 24.5448 acre tract and the west line of said 0.066 acre tract for a distance of 60.61 feet to the POINT OF BEGINNING and containing 3.468 acres (151,076 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 113

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, in the City of Arlington, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found for the southwest corner of said Tract I, same being the northwest corner of Lot 1, Block 1, DeRiso Development Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 12256, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the east right of way line of F. M. 157 (Cooper Street), a variable width right of way;

THENCE North 89°40’35” East, departing the east right of way line of said Cooper Street, along the south line of said Tract I and the north line of said Lot 1, Block 1, a distance of 492.16 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 1, Block 1 and the northwest corner of a tract of land conveyed to Louis Land Company as evidenced in a Deed recorded in County Clerk’s Instrument No. D206026212, D.R.T.C.T., same being the POINT OF BEGINNING of the herein described tract;

THENCE North 00°06’01” West, departing the northeast corner of said Lot 1, Block 1, the northwest corner of said Louis Land tract and the south line of said Tract I, crossing said Tract I, a distance of 333.37 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said Tract 1, same being on the south line of a tract of land conveyed to Oncor Electric Delivery (formerly Texas Electric Delivery Co.), as evidenced in a Deed recorded in Volume 3893, Page 532, D.R.T.C.T.;

THENCE South 89°58’42” East, along the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 406.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’01” East, departing the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 330.92 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Tract I, same being on the north line of aforesaid Louis Land tract,

THENCE South 89°40’35” West, along the south line of said Tract I and the north line of said Louis Land tract, a distance of 406.00 feet to the POINT OF BEGINNING and containing 3.096 acres (134,849 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 114

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1-inch iron pipe found for the southeast corner of said Tract I, same being the northeast corner of GPKL Commercial Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 9670, Plat Records, Tarrant County, Texas (P.R.T.C.T.);

THENCE South 89°40’35” West, along the south line of said Tract I, the north line of said GPKL Commercial Addition, distance of 796.11 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE South 89°40’35” West, continuing along the south line of said Tract I and the north line of a said GPKL Commercial Addition and along the north line of a tract of land conveyed to Stegmeier, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D207236738, D.R.T.C.T tract, a distance of 781.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 03°52’26” East, departing the south line of said Tract I and the north line of a said Stegmeier, LLC tract and generally along a wooden fence, a distance of 274.12 feet to a fence corner post;

THENCE North 89°23’48” East, continuing along the wooden fence part of the way, a distance of 760.94 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°19’25” East, a distance of 277.10 feet to the POINT OF BEGINNING and containing 4.871 acres (212,185 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 115

BEING a tract of land situated in the John Nugent Survey, Abstract Number 1173, in the City of White Settlement, Tarrant County, Texas, and being a portion of Lot 3A, Block 4 of LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 9047 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.), same being a portion of a called 4.828 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397036 of the Official Public Records of Tarrant County, Texas, (O.P.R.T.C.T.), and being a portion of Lot 3B, Block 4 of said LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, same being a portion of a called 18.127 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397034, O.P.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found in the southerly line of Lot 1, Block 1 of SAM’S WHOLESALE CLUB ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-205, Page 89, P.R.T.C.T., and for the northerly-most northwestern corner of said Lot 3B, Block 4, same being the northeasterly corner of Lot 4R of LOTS 4R AND 5-A-1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet B, Slide 487, P.R.T.C.T.;

THENCE with the common line of said Lot 1, Block 1 and Lot 3B, Block 4, the following courses and distances to wit:

—North 89°49’30” East, a distance of 165.60 feet to a 5/8-inch iron rod with cap found for corner;
—South 00°10’30” East, a distance of 10.06 feet to a 5/8-inch iron rod found for corner;
—North 89°49’30” East, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE leaving the common line of said Lot 1, Block 1 and Lot 3B, Block 4, and across said Lots 3A and 3B, Block 4, the following courses and distance to wit:

—South 00°10’30” East, a distance of 439.68 feet to a point for corner in said Lot 3A, Block 4, same point lying within an existing masonry building;

—South 88°37’12” West, a distance of 505.67 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set in the common line of said Lot 3B, Block 4 and LOT 1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-153, Page 5, P.R.T.C.T.;

THENCE North 00°04’03” East, leaving the common line of said Lot 3B, Block 4 and Lot 1, Block 4, and across said Lot 3B, Block 4, continuing with the common line of said Lot 3B, Block 4 and Lot 4R, Block 4, a distance of 460.38 feet to the POINT OF BEGINNING and containing 5.193 acres (226,208 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 117

BEING a tract of land situated in the William Bussell Survey, Abstract No. 151, City of Fort Worth, Tarrant County, Texas, and being all of Blocks 2 and 3 of the Evans-Pearson-Westwood Addition, as shown on plat thereof recorded in Volume 310, Page 18, of the Plat Records of Tarrant County, Texas, and adjacent and included areas marked as “Reserved” on said Plat vacated by City of Fort Worth Ordinance No. 2870 recorded in Volume 2479, Page 150, of the Deed Records of Tarrant County, Texas, same also being all of a 2.4652 acre portion of a called Tract 19 (JM Land Partners Tract - B), conveyed to Chesapeake Exploration, LLC, as evidenced in a Special Warranty Deed recorded in Instrument No. D209046006 of the Deed Records of Tarrant County, Texas, and all being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southeast corner of said Block 3, at the point of intersection of the west line of Harrold Avenue (a 50-foot wide right-of-way) with the north line of Dakota Street (a 55-foot wide right-of-way);

THENCE North 89°43’15” West, with the south line of said Block 3 and the north line of said Dakota Street, at 300.00 feet (plat distance) passing the southwest corner of said Block 3 in the southeasterly line of a “Reserved” strip, and continuing across said “Reserved” strip, in all a distance of 315.91 feet to a PK nail set for point on the southeasterly line of the Fort Worth and Western Railroad Company right-of-way (a 125-foot wide right-of-way; 50 feet from centerline) (formerly St. Louis-San Francisco and Texas Railway);

THENCE North 22°10’00” East, with the common line between said Railroad right-of-way and said “Reserved” strip, a distance of 538.55 feet to a 1/2-inch iron rod found at the point of intersection of said common line with the north line, extended, of said Block 2 and the south line of another “Reserved” strip;

THENCE South 89°49’00” East, passing the northwest corner of said Block 2, continuing with north line of said Block 2 and south line of said “Reserved” strip, in all a distance of 113.83 feet to a 3/4-inch iron rod found for the northeast corner of said Block 2 at the point of intersection of said north line of Block 2 and south line of “Reserved” strip with west line of said Harrold Avenue;

THENCE South 00°07’40” West, with the west line of said Harrold Avenue and with the east lines of said Blocks 2 and 3 and an included “Reserved” strip, in all a distance of 499.92 feet to the POINT OF BEGINNING and containing 2.465 acres (107,389 square feet) of land, more or less.

SITE 118

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 183, City of Burleson, Johnson County, Texas, and being a portion of a called Tract 1 and Tract 2 as described in Special Warranty Deed to Chesapeake Land Company, LLC, as recorded in Volume 4171, Page 208, and a portion of a called 1.301 acre tract of land as described in a Deed to Chesapeake Land Development Company as executed on November 20, 2009 and recorded under Clerk’s No. 35503, all of the Deed Records of Johnson County, Texas (D.R.J.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the most easterly, northeast corner of a called 1.056 acre tract of land described in a Special Warranty Deed to DTMC, Ltd, as executed on November 19, 2009 and recorded under Clerk’s No. 35505, D.R.J.C.T.;

THENCE South 45°09’35” West, along a northwesterly line of said 1.056 acre tract, a distance of 259.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for an inner ell corner of said 1.056 acre tract;

THENCE North 44°50’25” West, along a northeast line of said 1.056 acre tract, a distance of 240.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 45°09’35” East, departing the northeast line of said 1.056 acre tract and crossing aforesaid Tract 1, passing at a distance of 249.83 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, and continuing for a total distance of 280.26 feet to a corner on the curving easterly line of a called 2.363 acre tract of land described in a Dedication Deed to the City of Cleburne, Texas for the realignment of Hemphill Road, as executed on November 11, 2009 and recorded under Clerk’s No. 35504, D.R.J.C.T., said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the easterly line of said 2.363 acre tract, and along the arc of said curve to the right, through a central angle of 04°14’57”, having a radius of 475.00 feet, a chord bearing of North 73°01’30” East, a chord distance of 35.22 feet and an arc length of 35.23 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the point of tangency of said curve;

THENCE North 75°08’59” East, continuing along the easterly line of said 2.363 acre tract, a distance of 75.75 feet to a corner, from which, a set 5/8-inch iron rod with cap stamped “KHA”, bears South 33°08’28” East, 10.06 feet;

THENCE South 44°50’25” East, departing the easterly line of said 2.363 acre tract, a distance of 185.68 feet to a corner;

THENCE South 45°09’35” West, passing at a distance of 2.44 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, continuing for a total distance of 117.50 feet to the POINT OF BEGINNING and containing 2.018 acres (87,910 square feet) of land, more or less.

SITE 120

BEING a tract of land situated in the J. Sanderson Survey, Abstract Number 1430, Tarrant County, Texas, and being all of Block 3 and a portion of Blocks 2, 4, 10 and 15, Interurban Addition, Third Filing, an addition to the City of Fort Worth, Texas, recorded in Volume 106, Page 157, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract of land also being a portion of a called 15.551 acre tract of land described in the Conveyance to Chesapeake Exploration, L.P., executed February 27, 2007, recorded in County Clerk’s Instrument No. D207078241, said Deed Records, said 15.551 acre tract of land being that same tract of land described in the Special Warranty Deed to Dale Resources, LLC, executed May 9, 2006, recorded in County Clerk’s Instrument No. D206157942, said Deed Records, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for the northeast corner of said 15.551 acre tract, same being on the south line of a tract of land conveyed to Martin S. Moore as evidenced in a Deed recorded in Volume 7460, Page 2272, D.R.T.C.T., said iron rod also being on the westerly bank of Sycamore Creek;

THENCE in a southerly direction, along the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, the following:

South 23°00’15” East, a distance of 9.73 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 13°56’54” West, a distance of 68.99 feet to a corner;

South 03°15’33” West, a distance of 71.98 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 07°22’11” East, a distance of 165.58 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 21°01’40” East, a distance of 92.67 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 84°33’31” West, departing the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, a distance of 600.08 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 08°31’37” West, a distance of 323.84 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the northerly line of said 15.551 acre tract, same being on the southerly right of way line of Interstate Highway No. 30 (a variable width right of way);

THENCE in an easterly direction, along the northerly line of said 15.551 acre tract and the southerly right of way line of said Interstate Highway No. 30, the following:

North 81°28’23” East, a distance of 57.80 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 81°25’54” East, a distance of 51.53 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 80°56’23” East, a distance of 209.36 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for the most northerly, northeast corner of said 15.551 acre tract, same being the west corner of aforesaid Martin S. Moore tract;

THENCE South 84°33’37” East, continuing along the northerly line of said 15.551 acre tract and along the south line of said Martin S. Moore tract, a distance of 294.28 feet to the POINT OF BEGINNING and containing 5.033 acres (219,231 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 121

BEING a tract of land out of the S.K. Smith Survey, Abstract No. 1417, City of Fort Worth, Tarrant County, Texas, being part of a called 12.347 acre tract of land described in Special Warranty Deed to Dale Resources, L.L.C., recorded in Instrument No. D206144561, Plat Records of Tarrant County, Texas, said tract also being a portion of Lot 1, Block 1, Spring Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-168, Page 96, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found at the intersection of the southwest right-of-way line of North South Freeway (a variable width public right-of-way, I.H. 35) and the southeast right-of-way line of the Texas and Pacific Railroad (a 150-foot wide private right-of-way); said point being the northernmost corner of said Lot 1;

THENCE with said southwest right-of-way line, South 06°24’02” East, at a distance of 386.23 feet, passing an angle point in said southwest right-of-way, continuing and departing said southwest right-of-way line, in all a total distance of 434.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 29°29’09” West, a distance of 339.71 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°04’22” West, a distance of 285.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said southeast right-of-way line of the Texas and Pacific Railroad;

THENCE with said southeast right-of-way line, North 32°02’38” East, a distance of 679.86 feet to the POINT OF BEGINNING and containing 3.216 acres or 140,093 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

EXHIBIT “C”

Schedule of Per Site Base Rental Adjustments

          Landlord and Tenant agree and acknowledge that the Base Rental amounts set forth in (or determined pursuant to) Section 2 of this Lease are based upon the assumption that 113 Sites are included as part of the Leased Premises. Notwithstanding anything to the contrary, in the event that the number of Sites included within the Leased Premises is more or less than 113 at any time, then the amount of Base Rental due pursuant to this Lease shall automatically be deemed to increase or decrease from the amounts set forth in (or determined pursuant to) Section 2 of this Lease, as applicable, so that the actual total Base Rental due pursuant to this Lease is equal to the number of Sites actually included within the Leased Premises as of the applicable date, multiplied by the per-Site amounts set forth below:

Per Site Base Rental Amounts

	Annual	Monthly
Lease Years 1 -5	$136,800.00	$11,400.00
Lease Years 6 - 10	$150,480.00	$12,540.00
Lease Years 11 - 15	$165,528.00	$13,794.00
Lease Years 16 - 20	$182,080.80	$15,173.40
Lease Years 21 - 25	$200,288.88	$16,690.74
Lease Years 26 - 30	$220,317.72	$18,359.81
Lease Years 31 - 40	$242,349.48	$20,195.79

Lease Years 41 and later (if applicable)

A pro-rata amount equal to (i) the total Base Rental amount that would otherwise have been payable by Tenant pursuant to this Lease for the applicable period, divided by (ii) the number of Sites included within the Leased Premises at the time in which such Base Rental was calculated or agreed upon.

EXHIBIT “D”

Form of Surface Waiver

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

WAIVER OF SURFACE RIGHTS

THE STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF TARRANT	§

          This Waiver of Surface Rights (“Waiver”) is executed by Chesapeake Exploration, L.L.C., an Oklahoma limited liability company (“CELLC”), and Chesapeake Royalty, L.L.C., an Oklahoma limited liability company (“CRLLC”) to be effective as of the ____ day of ___________, 200__ (the “Effective Date”) and for the benefit of Chesapeake Land Development Company, L.L.C. (“CLDCLLC”).

          1. Definitions. The “Property” means the surface estate of those certain [115] tracts of real property in Tarrant, Johnson, Dallas and Ellis Counties, Texas as more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (each such tract being referred to herein as a “Site” and all Sites being collectively referred to herein as the “Sites”).

          2. Mineral Leases. As of the Effective Date, CELLC is currently the lessee under various Oil, Gas and Mineral Leases (the “Mineral Leases”) covering some or all of the Sites and other lands located near some or all of the Sites. CELLC’s interest as lessee under the Mineral Leases is referred to herein as the “CELLC Leasehold Interest”.

          3. Mineral Interest. All right, title and interest, if any, owned by CELLC as of the Effective Date in and to the oil, gas and other minerals that are in and under the Sites (excluding the CELLC Leasehold Interest) is referred to herein as the “CELLC Mineral Interest”. All right, title and interest, if any, owned by CRLLC as of the Effective Date in and to the oil, gas and other minerals that are in and under the Sites is referred to herein as the “CRLLC Mineral Interest”.

          4. CELLC Waiver. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged and for the exclusive benefit of the owner of the surface of the Sites (the current owner of the surface of the Sites being CLDCLLC) and any future owner of the surface of the Sites, CELLC, with respect to its CELLC Leasehold Interest and its CELLC Mineral Interest, if any, hereby waives the right of ingress and egress over the surface of any of the Sites for any purpose, including for mining, drilling, exploring, or developing the CELLC Leasehold Interest and/or the CELLC Mineral Interest or any other interest in oil, gas and other minerals in and under other tracts of land; provided, however, notwithstanding anything to the contrary, nothing contained in this Waiver shall be construed as waiving, releasing or relinquishing in any way not otherwise specified herein, or in favor of any party other than CLDCLLC and any future owner of the surface of the Sites: (i) any of the CELLC Leasehold Interest and/or the CELLC Mineral Interest or (ii) CELLC’s rights to use, explore for, develop and produce the CELLC Leasehold Interest and/or the CELLC Mineral Interest or lands pooled or unitized therewith, by wells drilled and other operations conducted at surface locations not on the Property. In addition, this Waiver in no way amends any of the Mineral Leases and shall not serve in any way as a release of any rights granted to CELLC under the Mineral Leases.

          5. CRLLC Waiver. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged and for the exclusive benefit of the owner of the surface of the Sites (the current owner of the surface of the Sites being CLDCLLC) and any future owner of the surface of the Sites, CRLLC, with respect to its CRLLC Mineral Interest, if any, hereby waives the right of ingress and egress over the surface of any of the Property for the purpose of mining, drilling, exploring, or developing the CRLLC Mineral Interest; provided, however, notwithstanding anything to the contrary, nothing contained in this Waiver shall be construed as waiving, releasing or relinquishing in any way not otherwise specified herein, or in favor of any party other than CLDCLLC and any future owner of the surface of the Sites: (i) any of the CRLLC Mineral Interest or (ii) CRLLC’s rights to use, explore for, develop and produce the CRLLC Mineral Interest or lands pooled or unitized therewith, by wells drilled and other operations conducted at surface locations not on the Property.

          6. Surface Use Lease. It is contemplated that, on or after the Effective Date, CLDCLLC will convey the surface of the Property to Apple Nine Ventures Ownership, Inc., a Virginia corporation (“Apple”), and that Chesapeake Operating, Inc., an Oklahoma corporation (“COI”) will then lease the surface of the Property back from Apple pursuant to a Ground Lease Agreement (the “Ground Lease”). This Waiver is a material inducement for Apple to lease the Sites to COI, and Apple has relied on the truth and accuracy of the representations by CELLC and CRLLC contained herein for purposes of executing the Ground Lease. Notwithstanding anything to the contrary, nothing in this Waiver shall be construed as waiving, releasing, relinquishing, restricting or in any other way affecting the rights of COI or any of its affiliates, successors and assigns, to use the Property, including, without limitation, the surface thereof, pursuant to the terms and conditions set forth in the Ground Lease or any other written agreement between COI or any of its affiliates and the owner of the surface of any of the Sites.

          7. Other Matters. This Waiver is subject to all matters of record.

          8. Amendment and Release. This Waiver is executed for the exclusive benefit of the owner(s) of the surface of the Property. This Waiver may only be released as to any Site(s) by a written instrument executed by the owner(s) of the surface of such Site(s) as of the date of such release. This Waiver may only be amended as to any Site(s) by a written instrument executed by both (i) CELLC and CRLLC, and (ii) the owner(s) of the surface of such Site(s) as of the date of such amendment.

          9. Successors and Assigns. The provisions of this Waiver of Surface Rights are without warranty express or implied but shall be binding upon, and inure to the benefit of, CELLC, CRLLC and their respective successors and assigns.

          Executed to be effective as of the Effective Date.

CELLC:

Chesapeake Exploration, L.L.C.,
an Oklahoma limited liability company

By:

Name:

Title:

CRLLC:

Chesapeake Royalty, L.L.C.,
an Oklahoma limited liability company

By:

Name:

Title:

CLDCLLC:

Chesapeake Land Development Company, L.L.C.,
an Oklahoma limited liability company

By:

Name:

Title:

STATE OF _______________________________	§
§
COUNTY OF _____________________________	§

          This instrument was acknowledged before me on the ___ day of ____________, 2009, by _____________________, as _________________ of Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

__________________________________________

Notary Public, State of _______________________
Printed Name: ______________________________
My commission expires: ______________________

STATE OF _______________________________	§
§
COUNTY OF _____________________________	§

          This instrument was acknowledged before me on the ___ day of ____________, 2009, by _____________________, as _________________ of Chesapeake Royalty, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

__________________________________________

Notary Public, State of _______________________
Printed Name: ______________________________
My commission expires: ______________________

STATE OF _______________________________	§
§
COUNTY OF _____________________________	§

          This instrument was acknowledged before me on the ___ day of ____________, 2009, by _____________________, as _________________ of Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

__________________________________________

Notary Public, State of _______________________
Printed Name: ______________________________
My commission expires: ______________________

After recording, please return to:
Chad Key
Kelly Hart & Hallman LLP
201 Main Street, Suite 2500
Fort Worth, Texas 76102

Exhibit “A” to Waiver of Surface Rights

Property Description

[to be attached]